PROSPECTUS


June 12, 2007



BBH CORE SELECT
CLASS N SHARES

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

Investment Objective
Principal Investment Strategies
Principal Risk Factors
Fund Performance
Fees and Expenses of the Fund
Investment Adviser and Fund Administrator
Shareholder Information
Financial Highlights
Additional Information

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investors with long-term growth of capital on an after-tax basis.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest in publicly traded equity securities. Equity securities include exchange-traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities. The Fund invests in equities issued by domestic and foreign firms both directly and in the form of depository receipts representing an interest in these securities.

The Investment Adviser focuses on investing in established, cash generative businesses that are leading providers of essential products and services. The Investment Adviser seeks to purchase the equity securities of such companies when they are trading at a discount to intrinsic value. The Investment Adviser believes that this approach is an effective way to enjoy the benefits of equity ownership (namely, higher capital appreciation over time) while reducing the risk of permanent capital loss.

The Investment Adviser seeks to invest in businesses with all, or most, of the following attributes: (i) essential products and services, (ii) loyal customers,
(iii) leadership in an attractive market niche or industry, (iv) sustainable competitive advantages, (v) high returns on invested capital, and (vi) strong free cash flow. In addition, the Investment Adviser seeks to invest in companies whose managers have high levels of integrity, are excellent operators, and are good capital allocators. The Investment Adviser bases its estimates of intrinsic value on analyses of free cash flow and return on invested capital.

The Investment Adviser has a disciplined investment process for selecting and monitoring investments. The Investment Adviser believes that the consistent application of its investment criteria enhances objectivity and reduces the likelihood of investment mistakes. The Investment Adviser has a team of experienced securities analysts who follow specific industry sectors and work collaboratively with each other to identify, analyze, and monitor portfolio companies. The analysts conduct extensive analysis of industry structure and they communicate regularly with knowledgeable industry participants and company management teams to assess whether companies meet the business, management, and valuation criteria. They also explicitly identify key business risks and any variables outside of management's control. The Investment Adviser's time horizon when purchasing a company is typically three to five years. Investments are usually sold if they appreciate above intrinsic value.

The Investment Adviser has designed its investment criteria and processes to minimize the likelihood of a permanent capital loss for each investment. The Investment Adviser also seeks reasonable diversification in the Fund by investing in 20-30 different companies that meet its demanding investment criteria. The Fund typically invests in companies with market capitalizations greater than $5.0 billion.

The Investment Adviser applies investment strategies that should enable taxable investors to retain a larger portion of their pre-tax investment returns on an after-tax basis. These strategies include:

Focusing stock selection on each security's long-term investment potential, which typically results in a multi-year holding period for an investment.

Selective realization of losses within the Fund that can be used to offset realized gains.

Holding stocks whenever practicable for one year so as to qualify for long term capital gains.

In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments in liquid short-term increments that are not consistent with the Fund's investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objectives.



PRINCIPAL RISK FACTORS

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of the Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Fund.

MARKET RISK:

This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

TAX MANAGEMENT RISK:

This is the risk that managing the Fund for after-tax returns may hurt the Fund's performance on a pre-tax basis. Because the Investment Adviser considers tax consequences in making investment decisions for the Fund, the Fund's pre-tax performance may be lower than that of a similar fund that is not tax-managed.

FOREIGN INVESTMENT RISK:

Investing in equity securities of foreign-based companies involves risks not typically associated with investing in equity securities of companies organized and operated in the United States. These risks include changes in political, social or economic conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations. In some foreign countries, less information is available about foreign issues and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gain or add to investment losses. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments.

INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, BROWN BROTHERS HARRIMAN OR ANY OTHER BANK, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL, STATE OR OTHER GOVERNMENTAL AGENCY. ALTHOUGH U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES MAY BE CHARTERED OR SPONSORED BY ACTS OF CONGRESS, THEIR SECURITIES ARE NEITHER ISSUED NOR GUARANTEED BY THE UNITED STATES TREASURY.

FUND PERFORMANCE




The Fund is a successor to a mutual fund of the same name, which was a series of BBH Fund, Inc. (the "Predecessor Fund").The Predecessor Fund was managed by Brown Brothers Harriman, the Fund's Investment Adviser. Performance provided reflects the performance of the Predecessor Fund for periods prior to its reorganization into the Fund, as of the close of business on June 12, 2007. Accordingly, the performance information and financial information provided in this prospectus for the periods prior to that date is historical information of the Predecessor Fund.



The following bar chart and table give an indication of the risks involved with an investment in the Fund. The bar chart shows changes in the performance of the Fund's Class N shares from year to year. The table shows how the average annual returns of the Fund's Class N shares for the periods indicated compared to the Standard's & Poor's 500 Index (S&P 500), a broad-based market index.

When you consider this information, please remember that the Fund's performance (before and after taxes) in past years is not necessarily an indication of how the Fund will do in the future.

TOTAL RETURN FOR CLASS N SHARES (% PER CALENDAR YEAR)

1999        25.11%
2000        (13.00)%
2001        (17.76)%
2002        (23.86)%
2003        20.34%
2004        7.22%
2005        8.00%
2006        12.77%

(Note: As of March 30, 2007, the Class N Shares of the Fund had a year-to date-return of 1.34%)

HIGHEST AND LOWEST RETURN FOR CLASS N SHARES (QUARTERLY 1998-2006)

            RETURN       QUARTER ENDING
Highest     18.06%       12/31/1999
Lowest      (18.74)%     09/30/2001
AVERAGE ANNUAL TOTAL RETURNS FOR CLASS N SHARES (THROUGH DECEMBER 31, 2006)*

                                                                    START OF
                                                                    PERFORMANCE
                                                                    (SINCE
                                          1 YEAR       5 YEARS      11/02/1998)
CLASS N SHARES
Return Before Taxes                        12.77%      3.65%        2.46%
Return After Taxes on
   Distributions**                         12.71%      3.60%        2.42%
Return After Taxes on Distributions
   and Sale of Fund Shares**               8.39%       3.12%        2.11%
---------------------------------------------------------------


     * The total returns provided reflect the performance of the Predecessor Fund for periods prior to its reorganization into the Fund, as of the close of business on June 12, 2007. Prior to the date of the reorganization, the Fund did not have any investment operations. Accordingly, the performance information is historical information of the Predecessor Fund.



     **After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
----------------------------------------------------------------
                                     1 YEAR      5 YEARS      (Since
                                                              11/02/1998)***

S & P 500 Index (reflects no
deduction of fees, expenses
or taxes)                            15.79%      6.19%        4.81%
================================================================
*** Index performance is calculated from November 2, 1998, the Fund's commencement date.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that an investor may pay if that investor buys and holds shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from an investor's account)

                                                                  CLASS N
Maximum Sales Charge (Load)
  Imposed on Purchases                                              None
Maximum Deferred Sales Charge (Load)                                None
Maximum Sales Charge (Load)
  Imposed on Reinvested Dividends                                   None
Redemption Fee (as a percentage of total
  redemption proceeds)(1)                                           2.00%
Exchange Fee                                                        None

ANNUAL FUND OPERATING EXPENSES

(Expenses that are deducted from Fund assets as a percentage of average net assets)

                                                                    CLASS N
Management and Administrative
Services Fee                                                        0.80%
Other Expenses                                                      0.39
Total Annual Fund Operating Expenses                                1.19%

(1) The redemption fee applies to any shares redeemed within 30 days after purchase. See the section entitled "Redemption Fee" for more information on when and how this fee is applied.

EXAMPLE
This example is intended to help an investor compare the cost of investing in the Fund's Class N shares to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Fund for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Fund's operating expenses remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:

                         1 YEAR            3 YEARS      5 YEARS        10 YEARS
Class N Shares           $121              $378         $654           $1,443

INVESTMENT ADVISER and FUND ADMINISTRATOR

The Investment Adviser and Fund Administrator is Brown Brothers Harriman & Co., Private Bankers, a New York limited partnership established in 1818. Brown Brothers Harriman has established a separately identifiable department (SID) to provide investment advice to mutual funds. The SID is registered with the SEC under the Investment Advisers Act of 1940. Brown Brothers Harriman is located at 140 Broadway, New York, NY 10005.

Brown Brothers Harriman provides investment advice and portfolio management services to the Fund. Subject to the general supervision of the Board of Trustees, Brown Brothers Harriman makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the investments. Brown Brothers Harriman provides a broad range of investment management services for customers in the United States and abroad. At December 31, 2006, it managed total assets of approximately $44 billion.

In addition to a continuous investment program, Brown Brothers Harriman provides administrative services to the Fund by, among other things, providing officers (including the Fund's Chief Compliance Officer and officers to provide required certifications), shareholder communications and tax compliance. Brown Brothers Harriman also coordinates the provision of services to the Fund by nonaffiliated service providers.

Mr. Richard H. Witmer and Mr. Timothy E. Hartch as co-portfolio managers are responsible for the day-to-day management for the Fund.

Mr. Richard H. Witmer, is a Partner of BBH & Co. with 29 years of combined industry and investment experience. Mr. Witmer holds an AB from Brown University and a MBA from Harvard University. He joined BBH & Co. in 1976.

Mr. Timothy E. Hartch is a Managing Director of BBH & Co. with 10 years of combined industry and investment experience. Mr. Hartch holds an AB from Harvard College and a JD and MBA from the University of Michigan. He joined BBH & Co. in 1996.

The Fund's SAI provides additional information about the portfolio managers' compensation, any other accounts managed by the portfolio managers, and any Fund shares held by the portfolio managers, and have more detailed information about the manager and other Fund service providers.

For investment advisory and administrative services, Brown Brothers Harriman receives a combined fee, computed daily and payable monthly, equal to 0.80% of the average daily net assets of the Fund. This fee compensates Brown Brothers Harriman for its services and its expenses (such as salaries of its personnel).

A discussion of the Board's review of the Predecessor Fund's investment Advisory contract is available in the Predecessor Fund's Annual Report dated October 31, 2006.



SHAREHOLDER INFORMATION

NET ASSET VALUE

The Fund normally determines the Fund's net asset value (NAV) per share once daily at 4:00 p.m., Eastern time on each day the New York Stock Exchange (NYSE) is open for regular trading. The determination of the Fund's NAV per share is made by subtracting from the value of the total assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

The NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

SECURITIES VALUATION POLICIES

The Fund has a valuation policy which requires each security to be valued as of the close of the NYSE normally at 4:00 p.m., Eastern time, each business day when determining the Fund's NAV. The valuation policy further requires that if a security price is not deemed reliable, then that security price should be overridden and a fair valuation price be determined and used.

The Fund generally values equity securities according to the last sale price reported by the market in which they are primarily traded (either a national securities exchange or the over-the-counter market).

Exchange traded options are valued at their most recent sale price on the exchange, or if no such sales are reported, at the average bid price, or if it is not possible to determine the average bid price, at the most recent bid quotation, in the case of purchased options, or at the most recent asked quotation, in the case of written options. Over-the-counter options are valued at (i) the most recent bid quotation supplied by a leading dealer, in the case of a purchased option, and (ii) at the most recent asked quotation supplied by a leading dealer, in the case of a written option.

Futures are valued at the most recent settlement price on the relevant exchange.

Where a market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Fund's Board.

The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Fund's Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

If (i) one or more markets in the Fund's securities or other assets trade have closed or are disrupted as a result of unusual or extraordinary events or (ii) some other market or economic event causes one or more securities or other assets held by the Fund to experience a significant change in value after the normal close of the market on which the security trades, and (iii) the Fund Administrator has determined in good faith that the potential impact of such events on the net asset value of the Fund exceeds 1/2 of 1%, the security will be fair valued.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, or based on market quotations.


DESCRIPTION OF SHARE CLASSES

The Fund offers Class N shares through this prospectus. Class N shares may be purchased at NAV without a sales charge. Class N shares do not convert to any other class of shares of the Fund.

PURCHASE OF SHARES

The Fund offers shares of the Fund on a continuous basis at their NAV without a sales charge. The Fund reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the NAV is calculated. The Fund executes purchases of Fund shares at the NAV per share next determined after the Fund receives the order, including acceptable payment for such order. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Fund executes the purchase order on the books of the Fund.

An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. A transaction fee may be charged by an Eligible Institution or Financial Intermediary on the purchase of Fund shares.

An investor who does not have an account with an Eligible Institution or Financial Intermediary must place purchase orders for Fund shares with the Fund through Citigroup Global Transaction Services, the Fund's Transfer Agent. Such investor's order will be priced at the NAV next calculated after the Fund receives payment and that payment has been converted into Federal Funds. Such an investor has such shares held directly in the investor's name on the books of the Fund and is responsible for arranging for the payment of the purchase price of Fund shares.

INVESTMENT MINIMUMS*

Minimum initial and subsequent purchase amounts vary depending on the class of shares you buy.

                               CLASS N
Initial purchases              $  100,000
Subsequent purchases           $   25,000

* Brown Brothers Harriman, the Fund's Shareholder Servicing Agent, may change these investment minimums from time to time. Each Eligible Institution and each Financial Intermediary may establish and amend, from time to time, a minimum initial and a minimum subsequent purchase requirements for its customers which currently is as low as $1,000.

REDEMPTION OF SHARES

The Fund executes redemption requests at the next NAV calculated after the Fund receives the redemption request. Shares continue to earn dividends declared, if any, through the business day that the Fund executes the redemption request on the books of the Fund.

Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Fund pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

Shareholders may redeem shares held directly in the name of a shareholder on the books of the Fund by submitting a redemption request to the Fund through the Transfer Agent. The Fund pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed.

REDEMPTIONS BY THE FUND

The Shareholder Servicing Agent has established a minimum account size of $100,000 for Class N shares, which may be changed from time to time. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the Fund reserves the right to redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Fund will notify the shareholder and will allow the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and change from time to time for their respective customers a minimum account size, each of which may be lower than that established by the Shareholder Servicing Agent.

FURTHER REDEMPTION INFORMATION

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Fund does not expect to make in-kind distributions, but if it does, the Fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Fund's net assets, whichever is less.

The Fund may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

REDEMPTION FEE

Fund Shares that are redeemed within 30 days of purchase will be subject to a redemption fee of 2.00% of the total redemption proceeds. The redemption fee is payable to the Fund and is intended to reduce the impact on remaining investors in the Fund of the costs incurred by the Fund in meeting redemption requests from investors who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays to shareholders substantially all of the Fund's net income and capital gains if any, once a year. The Fund may pay additional dividends and/or capital gains distributions in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. The Fund pays dividends and capital gains distributions to shareholders of record on the record date.

Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Fund elects to have dividends and capital gains distributions paid in cash, the Fund automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

TAXES
In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the Fund.

TRANSACTION                          FEDERAL TAX STATUS
Redemption or exchange of shares     Usually capital gain or loss, long-term
                                     only if shares owned more than one year
Long-term capital gain distributions Long-term capital gain
Dividends, term, capital gain rates  Ordinary income, potentially taxable at long-term

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Ordinary income dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in Fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the Fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Long term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the Fund is about to declare a capital gain distribution or a dividend because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the Fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the Fund.

FINANCIAL HIGHLIGHTS


The Financial Highlights provided reflects the performance of the Predecessor Fund for periods prior to its reorganization into the Fund, as of the close of business on June 12, 2007. Prior to the date of the reorganization, the Fund did not have any investment operations. Accordingly, the performance information is historical information of the Predecessor Fund. On the date of the reorganization, the Predecessor Fund's assets (inclusive of liabilities recorded on the Predecessor Fund's records) were transferred into the Fund and the dissolution of the Predecessor Fund occurred on, or will occur within a short period of time after, the date of the reorganization. As a result of the reorganization, the shareholders of Class N Shares of the Predecessor Fund received Class N Shares of the Fund.

The financial highlights table is intended to help an investor understand the financial performance of the Predecessor Fund for the past five years. The information in the financial highlights table relates to Class N shares of the Fund. Certain information reflects financial results for a single Class N share. The total returns in the table represent the rate that an investor would have earned on an investment in Class N shares (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Predecessor Fund's financial statements, are included in the Predecessor Fund's annual report which is available upon request.

BBH CORE SELECT

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a Class N share outstanding throughout each year
                                          For the years ended October 31,

                                           2006    2005    2004   2003    2002

Net asset value, beginning of year        $10.20  $9.30   $8.94  $7.79   $9.46

Income from investment operations:
Net investment income                      0.04    0.05    0.02   0.04    0.01
Net realized and unrealized gain (loss)    1.51    0.91    0.38   1.12   (1.68)
Total income (loss) from investment
  operations                               1.55    0.96    0.40   1.16   (1.67)


Less dividends and distributions:
   From net investment income              (0.01)  (0.06)  (0.04) (0.01)    --
Net asset value, end of year               $11.74  $10.20  $9.30  $8.94   $7.79
Total return.                             15.18%  10.31%  4.46%  14.34% (17.65)%

Ratios/Supplemental data:
   Net assets, end of year (in millions)   $83     $62     $48    $47     $83
Expenses as a percentage of average
   net assets                              1.19%1 1.22%1,2 1.20%2 1.202   1.20%2
Ratio of net investment income to
   average net assets                      0.45%   0.47%   0.23%  0.42%   0.17%

Portfolio turnover rate                     53%     59%     57%    44%     33%


1 For the years ended October 31, 2006 and 2005, the fund's expenses were reduced through an expense offset arrangement with the fund's custodian, had the arrangement not been in place, the actual expense ratio of the fund would have been 1.24% and 1.27%, respectively.

2     Had the expense reimbursement agreement, which terminated on December 31,
2004, not been in place, the ratio of expenses to average net assets would have been as follows:

                                           N/A   1.24% 1.32%  1.36% 1.43%

ADDITIONAL INFORMATION

To reduce expenses, we mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-625-5759 or if your shares are held through a financial institution please contact them directly. We will begin sending you individual copies thirty days after receiving your request.

FREQUENT TRADING POLICY

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), dilute the interests of other shareholders, increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated.

The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. As described above, the Fund imposes a fee on redemptions or exchanges of Fund Shares within 30 days of the date of purchase. The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity.

In addition, each agreement among the Fund, its distributor, Eligible Institution and Financial Intermediary will contain representations concerning the Eligible Institution's and Financial Intermediary's policies and procedures to monitor and deter market timing.

No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares, not deemed to be frequent trading, may have adverse effects on the management of the Fund's portfolio and its performance.

The Fund's objective is that its redemption fees and restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through an Eligible Institution or a Financial Intermediary in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

The Fund's management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares.


PORTFOLIO HOLDINGS INFORMATION



The Board of Trustees receives periodic reports from Brown Brothers Harriman concerning arrangements involving the disclosure of portfolio securities.

Information concerning the Fund's portfolio holdings is available on the BBH website at www.bbhfunds.com. A complete listing of the Fund's portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month. Monthly portfolio holdings information will remain available and be updated on a continuous basis.

The Fund does not disclose nonpublic information about its holdings to any third party (other than its services providers and authorized governmental or regulatory personnel).

You may also access from the "Online Literature/Holdings Report" section of the website portfolio information as of the end of each of the Fund's fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

MORE INFORMATION ON THE FUND IS AVAILABLE FREE UPON REQUEST, INCLUDING THE
FOLLOWING:

ANNUAL/SEMI-ANNUAL REPORT
Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Fund and its policies and information on the Fund's non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION OR MAKE SHAREHOLDER INQUIRIES:

By telephone:                                          Call 1-800-625-5759

By mail write to the Fund's Shareholder Servicing Agent:
                                                       Brown Brothers Harriman
                                                       140 Broadway
                                                       New York, New York 10005

By E-mail send your request to:                        bbhfunds@bbh.com

On the Internet:
Text-only versions of Fund documents, including a recent statement of Fund holdings, can be viewed online or downloaded from:
                                                       Brown Brothers Harriman
                                                       http://www.bbhfunds.com
                                                       SEC
                                                       http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC file number: 811-21829

PROSPECTUS




June 12, 2007



BBH BROAD MARKET FUND
CLASS N SHARES
CLASS I SHARES



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

INVESTMENT OBJECTIVE
PRINCIPAL INVESTMENT STRATEGIES
PRINCIPAL RISK FACTORS
FUND PERFORMANCE
FEES AND EXPENSES OF THE FUND
INVESTMENT ADVISER and Fund Administrator
SHAREHOLDER INFORMATION
FINANCIAL HIGHLIGHTS
ADDITIONAL INFORMATION

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide maximum total return, consistent with preservation of capital and prudent investment management.



PRINCIPAL INVESTMENT STRATEGIES
The Investment Adviser seeks to deliver superior risk adjusted returns relative to the Lehman Brothers Aggregate Bond Index. The Investment Adviser's security selection is based upon proprietary credit research and a quantitative decision framework. The Investment Adviser also seeks to forecast excess returns for each market sector by identifying sectors with superior risk adjusted prospects (based on each sector's historic volatility characteristics). Sector positions are taken in proportion to the Investment Adviser's conviction, expectations of return and risk, and the Fund's investment policies. The Investment Adviser's Bond Policy Group establishes risk parameters for the Fund and monitors the distribution of risk across sector, duration and currency categories.

The Investment Adviser may also invest the assets of the Fund in a broad range of fixed income securities and derivative instruments that match the movement of fixed income securities. This includes securities issued by the U.S. Government and its agencies or instrumentalities, sovereign foreign governments and their agencies or instrumentalities, U.S. and foreign corporations, banks and brokers, asset backed securities, mortgage backed securities and repurchase agreements.

While the assets of the Fund will be primarily invested in securities and derivative instruments denominated in U.S. dollars, some investments may be denominated in other currencies.

The weighted average rating of the Fund's total fixed income holdings will be investment grade or better. The dollar weighted average duration of the Fund's holdings will be no less than 85% nor more than 115% of the duration of the Lehman Brothers Aggregate Bond Index which is currently 4.7 years.



MORTGAGE-BACKED AND ASSET BACKED SECURITIES

Mortgage backed securities are collateralized by pools of residential or commercial mortgage loans, including first and second mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

Asset backed securities are collateralized by pools of obligations or assets. Most asset backed securities involve pools of consumer or commercial debts with maturities of less than ten years. However, almost any type of assets may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks. Mortgage and asset backed securities may be structured as Floaters, Inverse Floaters, interest only and principal only obligations.

DERIVATIVE INSTRUMENTS

Rather than investing directly in the securities in which the Fund invests, the Fund may use derivatives investments to gain or reduce exposure to market movements related to such securities, or to other risks such as interest rate or currency risk. The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. The Investment Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. Derivative investments include futures, swap and option contracts.

Futures: Common features of future contracts include: (1) standardized contract features, (2) traded on organized exchanges and (3) limited maturity, usually 3 months. As the price of the underlying security changes day to day, the value of the future contract also changes. Both buyer and seller recognize this daily gain or loss by transferring the relative gain or loss to the other party. This is called "the daily margin" requirement. The use of futures gives the Investment Adviser tremendous flexibility in managing the investment risk.

Swaps: A swap is a contractual agreement in which two counterparties agree to exchange streams of payments over time. The three main types are interest rate swaps and total-rate-of-return swaps and credit default swaps. In an interest rate swap, the counterparties exchange interest payment streams of differing character on an underlying notional principal amount. No principal changes hands, and pricing of swaps are quoted in relation to LIBOR, the London Inter-Bank Offering Rate. Total-rate-of-return swaps are structured to replicate all or a portion of return characteristics of a securities index. The index is decided between the two parties, and, like interest rate swaps, is priced in relation to LIBOR. Total-rate-of-return swaps allow the Fund, at a relatively low cost, to either increase or decrease exposure to any asset class or fixed income sector which can be defined by an index. Credit default swaps are agreements where the first counterparty pays a fixed periodic coupon for the specified life of the agreement. The second counterparty makes no payments unless a credit event, relating to a predetermined security, occurs. If such an event occurs, the second counterparty will then make a payment to the first counterparty, and the swap will terminate. The size of the payment is usually linked to the decline in such security's market value following the occurrence of the credit event.

Options: An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.

NON-INVESTMENT GRADE SECURITIES. The Investment Adviser may invest a portion of the assets of the Fund in fixed income securities rated below investment grade or, if unrated, determined by the Investment Adviser to be of comparable quality. These non investment grade securities are commonly referred to as high yield securities or "junk bonds". The Investment Adviser may use certain derivative investment techniques, such as interest rate swaps or investing in other investment companies, in order to obtain participation in non-investment grade securities.



REVERSE REPURCHASE AGREEMENTS. This is an agreement in which a Fund agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Fund. Proceeds of borrowings under reverse repurchase agreements are invested for the Fund. A reverse repurchase agreement may not be entered into for the Fund if, as a result, more than one-third of the market value of the Fund's total assets, less liabilities other than the obligations created by reverse repurchase agreements, would be engaged in reverse repurchase agreements.

CREDIT QUALITY. The Fund will maintain an ongoing minimum dollar-weighted average credit quality of investment grade (Baa3 / BBB-). Credit ratings for individual holdings are assigned by nationally recognized statistical rating organizations (NRSRO) such as Moody's Investor Service or Standard & Poor's. When computing average credit quality, each holding is assigned a numerical rating equivalent, based on a scale that runs from 1 for U.S. Treasury obligations to 24 for securities rated D by a NRSRO (securities in default). The weightings for derivatives contracts are determined by their notional value as a portion of the Fund's NAV and their credit quality is based on the fixed income instruments whose performance they track.



PRINCIPAL RISK FACTORS

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of the Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Fund.

MARKET RISK:
This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

INTEREST RATE RISK:
Interest rate risk refers to the price fluctuation of a bond in response to changes in interest rates. In general, bonds with shorter maturities are less sensitive to interest rate movements than those with longer maturities, (i.e. when interest rates rise, bond prices fall).

CREDIT RISK:
Credit risk refers to the likelihood that an issuer will default on interest or principal payments.

ISSUER RISK:
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

LIQUIDITY RISK:
Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a transaction is particularly large or if the relevant market is illiquid (as is the case with many restricted securities), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Securities in the Fund are generally less liquid than many other investments including but not limited to securities issued by the U.S. government, commercial paper and those of higher rated investment grade corporate securities.

MATURITY RISK:
Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity.

Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the Fund's investments will affect the volatility of the Fund's share price.

MORTGAGE RISKS:
Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

DERIVATIVES RISK:
Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

FOREIGN INVESTMENT RISK:
Investing in securities of foreign issuers involves risks not typically associated with investing in securities of domestic issuers including foreign exchange risk, regulatory risk and tax risk. Changes in political or social conditions, diplomatic relations, or limitations on the removal of funds or assets may adversely affect the value of the investments in the Fund. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Fund securities and could favorably or unfavorably affect the Fund's operations. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to interest paid to the Fund by domestic issuers.

Because foreign securities generally are denominated and pay interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the assets of the Fund as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. The Fund also incurs costs in connection with conversion between various currencies.



LEVERAGING RISK:
Leverage includes borrowing and reverse repurchase agreements and in some cases derivative contracts. Leveraging is speculative and may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's securities. The use of leveraging may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

LOWER RATED FIXED INCOME SECURITIES RISK:

Securities which are rated BBB by S&P or Baa by Moody's are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below Baa by Moody's or BBB by S&P have predominantly speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds ("junk bonds") have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, and economic turndown could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

PORTFOLIO TURNOVER:

The Fund actively trades its portfolio securities in an attempt to enhance the total return of the Fund by taking advantage of market opportunities. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency. Although U.S. Government agencies and instrumentalities may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury.



FUND PERFORMANCE
The Fund is a successor to a mutual fund of the same name, which was a series of BBH Fund, Inc. (the "Predecessor Fund").The Predecessor Fund was managed by Brown Brothers Harriman, the Fund's Investment Adviser. Performance provided reflects the performance of the Predecessor Fund for periods prior to its reorganization into the Fund, as of the close of business on June 12, 2007. Accordingly, the performance information and financial information provided in this prospectus for the periods prior to that date is historical information of the Predecessor Fund adjusted to reflect the Fund's anticipated expenses.

The following bar chart and tables give an indication of the risks involved with an investment in the Fund. The bar chart show changes in the performance of the Fund's Class N shares from year to year. The tables show how the average annual returns of the Fund's Class N and Class I shares for the periods indicated compare to those of a broad measure of market performance.

When you consider this information, please remember that the Fund's performance (before and after taxes) in past years is not necessarily an indication of how the Fund will do in the future.

TOTAL RETURN FOR CLASS N SHARES (% PER CALENDAR YEAR)

2001         7.77%
2002         7.41%
2003         7.30%
2004         4.41%
2005         2.66%
2006         3.90%



(Note: As of March 30, 2007, Class N shares of the Fund had a year-to date-return of 1.66%)



Highest and Lowest Return for Class N Shares (Quarterly 2001-2006)

                              RETURN      QUARTER ENDING
HIGHEST                       3.90%             12/31/2006
LOWEST                        (2.53)%           6/30/2004

AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 2006)*

                                          1 YEAR      5 year      START OF
                                                                  PERFORMANCE
                                                                  (Since
                                                                  7/20/2000)
CLASS N SHARES
Return Before Taxes                       3.90%       5.12%       6.16%
Return After Taxes on
   Distributions**                        2.20%       3.27%       4.40%
Return After Taxes on Distributions
   and Sale of Fund Shares**              2.51%       3.31%       4.27%
CLASS I SHARES
Return Before Taxes                       3.95%       5.26%       6.31%
----------------------------------------------------------------


* The total returns provided reflect the performance of the Predecessor Fund for periods prior to its reorganization into the Fund, as of the close of business on June 12, 2007. Prior to the date of the reorganization, the Fund did not have any investment operations. Accordingly, the performance information is historical information of the Predecessor Fund.


   Historical total return information for any period prior to the Fund's commencement of operations (12/22/00 for N shares and 12/3/02 for I shares) will be that of the BBH Broad Market Fixed Income Portfolio adjusted to assure that all charges, expenses and fees which are presently in effect for each class were deducted during such periods, as permitted by applicable SEC staff interpretations.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns for Class I Shares will differ from those shown above for Class N Shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
-------------------------------------------------------------------------------

Lehman Brothers Aggregate Bond Index
                                    1 YEAR      5 YEARS     SINCE 7/20/00***
(return reflects no deduction
for fees, expenses or taxes)        4.34%       5.06%             6.24%


*** Index performance is calculated from July 20, 2000, the Fund's commencement date.

=================================================================

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that an investor may pay if that investor buys and holds the Fund's Class N and Class I shares.

SHAREHOLDER FEES
(Fees paid directly from an investor's account)

                                                   CLASS N          CLASS I
Maximum Sales Charge (Load)
   Imposed on Purchases                            None             None
Maximum Deferred Sales Charge (Load                None             None
Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends                 None             None
Redemption Fee (as a percentage
   of total redemption proceeds)(1)                1.00%            1.00%
Exchange Fee                                       None             None

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from fund assets as a percentage of average net assets)

Management and
Administrative Services Fee                        0.30%            0.30%
Other Expenses                                     0.25%            0.10%
Total Annual Fund Operating Expenses               0.55%            0.40%

(1) The redemption fee applies to any shares redeemed within 30 days after purchase. See the section entitled "Redemption Fee" for more information on when and how this fee is applied.

EXAMPLE

This example is intended to help an investor compare the cost of investing in the Fund's Class N and Class I shares to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Fund for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Fund's Class N and Class I shares operating expenses remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:

            CLASS N     CLASS I
1 year           $56           $41
3 years          $176          $128
5 years          $307          $224
10 years         $689          $505



INVESTMENT ADVISER and FUND ADMINISTRATOR

The Investment Adviser and Fund Administrator is Brown Brothers Harriman & Co., Private Bankers, a New York limited partnership established in 1818. Brown Brothers Harriman has established a separately identifiable department (SID) to provide investment advice to mutual funds. The SID is registered with the SEC under the Investment Advisers Act of 1940. Brown Brothers Harriman is located at 140 Broadway, New York, NY 10005.

Brown Brothers Harriman provides investment advice and portfolio management services to the Fund. Subject to the general supervision of the Board of Trustees, Brown Brothers Harriman makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the investments. Brown Brothers Harriman provides a broad range of investment management services for customers in the United States and abroad. At December 31, 2006, it managed total assets of approximately $44 billion.

In addition to a continuous investment program, Brown Brothers Harriman provides administrative services to the Fund by, among other things, providing officers (including the Fund's Chief Compliance Officer and officers to provide required certifications), shareholder communications and tax compliance. Brown Brothers Harriman also coordinates the provision of services to the Fund by nonaffiliated service providers.

Investment strategies for the Fund and all other fixed income accounts managed by the Adviser are formed by the Fixed Income Strategy Group chaired by Glenn E. Baker, a partner at Brown Brothers Harriman. All issuers eligible for purchase in fixed income accounts managed by the Adviser are approved by the Fixed Income Credit Committee, also chaired by Mr. Baker. The implementation of investment strategies in the Fund and across all other fixed income accounts managed by the Adviser is supervised by Mr. Gregory S. Steier, a managing director at Brown Brothers Harriman.

Mr. James J. Evans manages the assets of the BBH Broad Market Fund on a day-to-day basis. Mr. Evans holds a B.S. from the University of Delaware and a M.B.A. from New York University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1996.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, management of other accounts, and ownership of shares of the Fund.

For investment advisory and administrative services, Brown Brothers Harriman receives a combined fee, computed daily and payable monthly, equal to 0.30% of the average daily net assets of the Fund. This fee compensates Brown Brothers Harriman for its services and its expenses (such as salaries of its personnel).

A discussion of the Board's review of the Predecessor Funds' investment advisory contract is available in the Predecessor Fund's Annual Report dated October 31, 2006.



SHAREHOLDER INFORMATION

NET ASSET VALUE
The Fund normally determines the Fund's net asset value (NAV) per share once daily at 4:00 p.m., Eastern time on each day the New York Stock Exchange (NYSE) is open for regular trading. The determination of the Fund's NAV is made by subtracting from the value of the total net assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

The Fund values the assets of the Fund's portfolio on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Trustees of the Trust. A security or other asset held by the Fund may also be fair valued if events materially affecting the price of the security or other asset occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.

The NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

SECURITIES VALUATION POLICIES
The Fund has a valuation policy which requires each security to be valued as of the close of the NYSE normally at 4:00 p.m., Eastern time, each business day when determining the Fund's NAV. The valuation policy further requires that if a security price is not deemed reliable, then that security price should be overridden and a fair valuation price be determined and used.

The Fund generally values fixed income securities according to prices furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities.

If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Trustees of the Fund. A security or other asset held by the Fund may also be fair valued if events materially affecting the price of the security or other asset occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.

Exchange traded options are valued at their most recent sale price on the exchange, or if no such sales are reported, at the average bid price, or if it is not possible to determine the average bid price, at the most recent bid quotation, in the case of purchased options, or at the most recent asked quotation, in the case of written options. Over-the-counter options are valued at (i) the most recent bid quotation supplied by a leading dealer, in the case of a purchased option, and (ii) at the most recent asked quotation supplied by a leading dealer, in the case of a written option.

Futures are valued at the most recent settlement price on the relevant exchange.

Foreign currency forward contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rates.

"Total rate of return" swap transactions are valued using a model for the transaction developed by the Adviser's Fixed Income Quantitative Research team.

Where a market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Fund's Board.

The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Fund's Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

If (i) one or more markets in the Fund's securities or other assets trade have closed or are disrupted as a result of unusual or extraordinary events or (ii) some other market or economic event causes one or more securities or other assets held by the Fund to experience a significant change in value after the normal close of the market on which the security trades, and (iii) the Fund Administrator has determined in good faith that the potential impact of such events on the net asset value of the Fund exceeds 1/2 of 1%, the security will be fair valued.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

DESCRIPTION OF SHARE CLASSES
The Fund offers Class N shares and Class I shares through this prospectus. Class N shares and Class I shares have different operating expenses and may be purchased at NAV without a sales charge. Neither Class N shares nor Class I shares convert to any other class of shares of the Fund.

PURCHASE OF SHARES
The Fund offers shares of the Fund on a continuous basis at their NAV without a sales charge. The Fund reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the NAV is calculated. The Fund executes purchases of Fund shares at the NAV per share next determined after the Fund receives the order, including acceptable payment for such order. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Fund executes the purchase order on the books of the Fund.

An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.

An investor who does not have an account with an Eligible Institution or Financial Intermediary must place purchase orders for Fund shares with the Fund through Citigroup Global Transaction Services, the Fund's Transfer Agent. Such investor's order will be priced at the NAV next calculated after the Fund receives payment and that payment has been converted into Federal Funds. Such an investor has such shares held directly in the investor's name on the books of the Fund and is responsible for arranging for the payment of the purchase price of Fund shares.

INVESTMENT MINIMUMS*
Minimum initial and subsequent purchase amounts vary depending on the class of shares you buy.

                           CLASS N        CLASS I
Initial Purchases          $100,000       $ 5,000,000
Subsequent Purchases       $  25,000      $    25,000

*Brown Brothers Harriman, the Fund's Shareholder Servicing Agent, may change these investment minimums from time to time. Each Eligible Institution and each Financial Intermediary may establish and amend, from time to time, a minimum initial and a minimum subsequent purchase requirements for its customers which currently is as low as $1,000.

REDEMPTION OF SHARES
The Fund executes your redemption request at the next NAV calculated after the Fund receives your redemption request. Shares continue to earn dividends declared, if any, through the business day that the Fund executes the redemption request on the books of the Fund.

Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Fund pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

Shareholders may redeem shares held directly in the name of a shareholder on the books of the Fund by submitting a redemption request to the Fund through the Transfer Agent. The Fund pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed.

REDEMPTIONS BY THE FUND
The Shareholder Servicing Agent has established a minimum account size of $100,000 for Class N shares and $5,000,000 for Class I shares, which may be changed from time to time. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the Fund reserves the right to redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Fund notifies the shareholder and allows the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed.

Each Eligible Institution and each Financial Intermediary may establish and change from time to time for their respective customers a minimum account size, each of which may be lower than that established by the Shareholder Servicing Agent.

FURTHER REDEMPTION INFORMATION
Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Fund does not expect to make in-kind distributions, but if it does, the Fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Fund's net assets, whichever is less.

The Fund may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

REDEMPTION FEE
Fund shares that are redeemed within 30 days of purchase will be subject to a redemption fee of 1.00% of the total redemption proceeds. The redemption fee is payable to the affected Fund and is intended to reduce the impact on remaining investors in the Fund of the costs incurred by the Fund in meeting redemption requests from investors who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first.

DIVIDENDS AND DISTRIBUTIONS

The Fund generally declares and pays monthly dividends and makes capital gains distributions, if any once a year. The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid federal tax. The Fund expects distributions to be primarily from income. The Fund pays dividends and capital gains distributions to shareholders of record on the record date.

Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Fund elects to have dividends and capital gains distributions paid in cash, the Fund automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

TAXES

TRANSACTION                          FEDERAL TAX STATUS
Redemption or exchange of shares     Usually capital gain or loss, long-term
                                     only if shares owned more than one year
Long-term capital gain distributions Long-term capital gain
Dividends, term, capital gain rates  Ordinary income, potentially taxable at long-term


Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Ordinary income dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in Fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the Fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Long term capital gain distributions are taxable to you as long-term capital gains regardless of how long you have owned your shares. You may want to avoid buying shares when the Fund is about to declare a capital gain distribution or a dividend because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the Fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the Fund.

FINANCIAL HIGHLIGHTS

      The Fund's fiscal year end is October 31. As this is the Fund's first fiscal year, financial information is not yet available.



The Financial Highlights provided reflects the performance of the Predecessor Fund for periods prior to its reorganization into the Fund, as of the close of business on June 12, 2007. Prior to the date of the reorganization, the Fund did not have any investment operations. Accordingly, the performance information is historical information of the Predecessor Fund. On the date of the reorganization, the Predecessor Fund's assets (inclusive of liabilities recorded on the Predecessor Fund's records) were transferred into the Fund and the dissolution of the Predecessor Fund occurred on, or will occur within a short period of time after, the date of the reorganization. As a result of the reorganization, the shareholders of Class N or Class I Shares of the Predecessor Fund received Class N or Class I Shares of the Fund, respectively.



The financial highlights table is intended to help an investor understand the Predecessor Fund's Class N shares and Class I shares financial performance for the past five years or since inception, if the life of the Fund is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Predecessor Fund's financial statements, are included in the Predecessor Fund's annual report which is available upon request.

BBH BROAD MARKET FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a Class N share outstanding throughout each year
                                           For the years ended October 31,
                                           2006    2005    2004    2003   2002

Net asset value, beginning of year         $10.19  $10.57  $10.57 $10.25 $10.43

Income from investment operations:
Net investment income                       0.481  0.421   0.431  0.591   0.46
Net realized and unrealized gain (loss)    (0.03) (0.27)   0.17   0.33  (0.19)
Total income from investment operations     0.45   0.15    0.60   0.92   0.27

Less dividends and distributions:
   From net investment income              (0.46) (0.41)  (0.44)  (0.60) (0.45)
   From net realized gains                 (0.08) (0.12)  (0.16)   --     --
   Total dividends and distributions       (0.54) (0.53)  (0.60)  (0.60) (0.45)
Net asset value, end of year              $10.10  $10.19  $10.57  $10.57 $10.25
Total return                                4.64%  1.49%   5.77%  9.33%  2.39%

Ratios/Supplemental data:
Net assets, end of year (in millions)        $147   $149   $110    $115   $94
Expenses as a percentage of
   average net assets                       0.55%2  0.57%2 0.55%3  0.55%3 0.55%3
Ratio of net investment income to
   average net assets                       4.75%   4.06%  4.14%   5.55%  4.30%

Portfolio turnover rate                      325%   211%   210%    249%4  416%4


1     Calculated using average shares outstanding for the year.

2 The ratio of expenses to average net assets for the years ended October 31, 2006 and 2005 reflect fees reduced as a result of an expense offset arrangement with the Fund's custodian. Had this arrangement not been in place, this ratio would have been 0.56% and 0.58%, respectively.

3 Had the expense payment agreement, which terminated on December 31, 2004, not been in place, the ratio of expenses to average net assets would have been as follows:

                                          N/A   N/A   0.61% 0.62% 0.70%

4 Portfolio turnover rate is a weighted average of the Fund's portfolio turnover and that of the Broad Market Fund (the "Portfolio") in which the Fund invested through December 3, 2002.

      The accompanying notes are an integral part of these financial statements.

BBH BROAD MARKET FUND

Selected per share data and ratios for a Class I share outstanding throughout each period

                                                 For the years ended October 31,        For the period from December 3, 2002
                                                                                        (commencement of operations) to October 31,
                                                  2006     2005     2004                2003

Net asset value, beginning of period             $10.19    $10.57   $10.57              $10.22


Income from investment operations:
Net investment income1                            0.50   0.44   0.46                    0.53
Net realized and unrealized gain (loss)          (0.04) (0.27)  0.15                    0.34
Total income from investment operations           0.46   0.17   0.61                    0.87

Less dividends and distributions:
   From net investment income                    (0.47) (0.43) (0.45)                   (0.52)
   From net realized gains                       (0.08) (0.12) (0.16)                    --
   Total dividends and distributions             (0.55) (0.55) (0.61)                   (0.52)
Net asset value, end of period                   $10.10 $10.19 $10.57                   $10.57
Total return                                     4.79%  1.64%  5.91%                    9.48%

Ratios/Supplemental Data:
   Net assets, end of period
   (in millions)                                   $94    $94    $91                    $87
Expenses as a percentage of
   average net assets                             0.40%2 0.42%2 0.40%                   0.40%3,4
Ratio of net investment income to
   average net assets                             4.92%  4.21%  4.36%                   5.42%4

Portfolio turnover rate                            325%   211%   210%                  249%4,5


1     Calculated using average shares outstanding for the year.

2 The ratio of expenses to average net assets for the years ended October 31, 2006 and 2005 reflect fees reduced as a result of an expense offset arrangement with the Fund's custodian. Had this arrangement not been in place, this ratio would have been 0.41% and 0.44%, respectively.

3 Had the expense payment agreement, which terminated on December 31, 2004, not been in place, the ratio of expenses to average net assets would have been as follows:

                                          N/A   N/A   0.45% 0.46%3

4     Annualized.

5 Portfolio turnover rate is a weighted average of the Fund's portfolio turnover and that of the Portfolio in which the Fund invested through December 3, 2002.

ADDITIONAL INFORMATION

To reduce expenses, we mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-625-5759 or if your shares are held through a financial institution please contact them directly. We will begin sending you individual copies thirty days after receiving your request.

FREQUENT TRADING POLICY

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), dilute the interests of other shareholders, increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated.

The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. As described above, the Fund imposes a fee on redemptions or exchanges of Fund Shares within 30 days of the date of purchase. The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity.

In addition, each agreement among the Fund, its distributor, Eligible Institution and Financial Intermediary will contain representations concerning the Eligible Institution's and Financial Intermediary's policies and procedures to monitor and deter market timing.

No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares, not deemed to be frequent trading, may have adverse effects on the management of the Fund's portfolio and its performance.

The Fund's objective is that its redemption fees and restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through an Eligible Institution or a Financial Intermediary in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

The Fund's management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares.





PORTFOLIO HOLDINGS INFORMATION


The Board of Trustees receives periodic reports from Brown Brothers Harriman concerning arrangements involving the disclosure of portfolio securities.

Information concerning the Fund's portfolio holdings is available on the BBH website at www.bbhfunds.com. A complete listing of the Fund's portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month. Monthly portfolio holdings information will remain available and be updated on a continuous basis.

The Fund does not disclose nonpublic information about its holdings to any third party (other than its services providers and authorized governmental or regulatory personnel).

You may also access from the "Online Literature/Holdings Report" section of the website portfolio information as of the end of each of the Fund's fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

MORE INFORMATION ON THE FUND IS AVAILABLE FREE UPON REQUEST, INCLUDING THE
FOLLOWING:

ANNUAL/SEMI-ANNUAL REPORT
Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Fund and its policies and information on the Fund's non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION OR MAKE SHAREHOLDER INQUIRIES:
By telephone:                 Call 1-800-625-5759

By mail write to the Fund's Shareholder Servicing Agent:
                              Brown Brothers Harriman
                              140 Broadway
                              New York, New York 10005

By E-mail send your request to:           bbhfunds@bbh.com

On the Internet:
Text-only versions of Fund documents, including a recent statement of Fund holdings, can be viewed online or downloaded from:
                              Brown Brothers Harriman
                              http://www.bbhfunds.com
                              SEC http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC file number: 811-21829

PROSPECTUS


June 12, 2007



BBH REAL RETURN FUND

CLASS N SHARES
CLASS I SHARES

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS
Investment Objective
Principal Investment Strategies
Principal Risk Factors
Fund Performance
Fees and Expenses of the Fund
Investment Adviser and Fund Administrator
Shareholder Information
Financial Highlights
Additional Information

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investors with a high level of current income consistent with minimizing price fluctuations in net asset value (NAV) and maintaining liquidity.

PRINCIPAL INVESTMENT STRATEGIES


The Investment Adviser seeks to deliver superior risk adjusted returns relative to the Citigroup Inflation Linked Securities Index. The Investment Adviser's security selection is based upon proprietary credit research and a quantitative decision framework. The Investment Adviser also seeks to forecast excess returns for each market sector by identifying sectors with superior risk adjusted prospects (based on each sector's historic volatility characteristics). Sector positions are taken in proportion to the Investment Adviser's conviction, expectations of return and risk, and the Fund's investment policies. The Investment Adviser's Bond Policy Group establishes risk parameters for the Fund and monitors the distribution of risk across sector, duration and currency categories.
The Investment Adviser invests in securities that are structured to provide protection against inflation. Such securities are commonly referred to as Inflation-Indexed Securities or IIS. Unlike traditional notes and bonds, which pay a stated rate of interest in dollars and are redeemed at their par amounts, IIS have regular adjustments to their interest payments and redemption value to compensate for the loss of purchasing power from inflation. The Fund's income will be comprised primarily of coupon interest payments and inflation adjustments to IIS held. The Fund may hold IIS issued by the U.S. Government and its agencies or instrumentalities, sovereign foreign governments and their agencies or instrumentalities, and U.S. and foreign corporations.
The Investment Adviser may also invest the assets of the Fund in a broad range of fixed income securities which are not indexed to inflation and derivative instruments that match the movement of those securities. This includes securities issued by the U.S. Government and its agencies or instrumentalities, sovereign foreign governments and their agencies or instrumentalities, U.S. and foreign corporations, banks and brokers, asset backed securities, mortgage backed securities, and repurchase agreements.
While the assets of the Fund will be primarily invested in securities and derivative instruments denominated in U.S. dollars, some investments may be denominated in other currencies.
The weighted average rating of the Fund's total fixed income holdings will be investment grade or better. The dollar weighted average duration of the Fund's holdings will be no less than 85% nor more than 115% of the duration of the Citigroup Inflation Linked Securities Index, which is currently 7.9 years.

MORTGAGE BACKED AND ASSET BACKED SECURITIES

Mortgage backed securities are collateralized by pools of residential or commercial mortgage loans, including first and second mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

Asset backed securities are collateralized by pools of obligations or assets. Most asset backed securities involve pools of consumer or commercial debts with maturities of less than ten years. However, almost any type of assets may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks. Mortgage-backed and asset backed securities may be structured as Floaters, Inverse Floaters, interest only and principal only obligations.



DERIVATIVE INSTRUMENTS

Rather than investing directly in the securities in which the Fund invests, the Fund may use derivatives investments to gain or reduce exposure to market movements related to such securities, or to other risks such as interest rate or currency risk. The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. The Investment Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. Derivative investments include futures, swap and option contracts.

Futures: Common features of future contracts include: (1) standardized contract features, (2) traded on organized exchanges and (3) limited maturity, usually 3 months. As the price of the underlying security changes day to day, the value of the future contract also changes. Both buyer and seller recognize this daily gain or loss by transferring the relative gain or loss to the other party. This is called "the daily margin" requirement. The use of futures gives the Investment Adviser tremendous flexibility in managing the investment risk.

Swaps: A swap is a contractual agreement in which two counterparties agree to exchange streams of payments over time. The three main types are interest rate swaps and total-rate-of-return swaps and credit default swaps. In an interest rate swap, the counterparties exchange interest payment streams of differing character on an underlying notional principal amount. No principal changes hands, and pricing of swaps are quoted in relation to LIBOR, the London Inter-Bank Offering Rate. Total-rate-of-return swaps are structured to replicate all or a portion of return characteristics of a securities index. The index is decided between the two parties, and, like interest rate swaps, is priced in relation to LIBOR. Total-rate-of-return swaps allow the Fund, at a relatively low cost, to either increase or decrease exposure to any asset class or fixed income sector which can be defined by an index. Credit default swaps are agreements where the first counterparty pays a fixed periodic coupon for the specified life of the agreement. The second counterparty makes no payments unless a credit event relating to a predetermined security occurs. If such an event occurs, the second counterparty will then make a payment to the first counterparty, and the swap will terminate. The size of the payment is usually linked to the decline in such security's market value following the occurrence of the credit event.

Options: An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.


NON-INVESTMENT GRADE SECURITIES

The Investment Adviser may invest a portion of the assets of the Fund in fixed income securities rated below investment grade or, if unrated, determined by the Investment Adviser to be of comparable quality. These non investment grade securities are commonly referred to as high yield securities or "junk bonds". The Investment Adviser may use certain derivative investment techniques, such as interest rate swaps or investing in other investment companies, in order to obtain participation in non-investment grade securities.

REVERSE REPURCHASE AGREEMENTS

This is an agreement in which a Fund agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Fund. Proceeds of borrowings under reverse repurchase agreements are invested for the Fund. A reverse repurchase agreement may not be entered into for the Fund if, as a result, more than one-third of the market value of the Fund's total assets, less liabilities other than the obligations created by reverse repurchase agreements, would be engaged in reverse repurchase agreements.

CREDIT QUALITY

The Fund will maintain an ongoing minimum dollar-weighted average credit quality of investment grade (Baa3 / BBB-). Credit ratings for individual holdings are assigned by nationally recognized statistical rating organizations (NRSRO) such as Moody's Investor Service or Standard & Poor's. When computing average credit quality, each holding is assigned a numerical rating equivalent, based on a scale that runs from 1 for U.S. Treasury obligations to 24 for securities rated D by a NRSRO (securities in default). The weightings for derivatives contracts are determined by their notional value as a portion of the Fund's NAV and their credit quality is based on the fixed income instruments whose performance they track.

PRINCIPAL RISK FACTORS

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of the Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Fund.


MARKET RISK:
This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

INTEREST RATE RISK:
Interest rate risk refers to the price fluctuation of a bond in response to changes in interest rates. In general, bonds with shorter maturities are less sensitive to interest rate movements than those with longer maturities, (i.e. when interest rates rise, bond prices fall).
"Real" interest rates (the market rate of interest less the rate of inflation) change over time either because of a change in what investors require for lending their money or an anticipated change in the rate of inflation. IIS prices will move up or down when real rates change, since these securities were sold originally based upon a "real" interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of IIS and the share price of the Fund will fall.

THE IIS MARKET:
The vast majority of domestic IIS are primarily issued by the U.S. Treasury. While the U.S. Treasury IIS have an active secondary market they are not as active or liquid as the secondary market for fixed-principal Treasury securities. As a result, there may be larger spreads between bid and asked prices for such IIS than the bid-asked spreads for fixed principal securities with the same remaining maturity. Larger bid-asked spreads ordinarily result in higher transaction costs and, thus, lower overall returns.

CREDIT RISK:
Credit risk refers to the likelihood that an issuer will default on interest or principal payments.

ISSUER RISK:
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

LIQUIDITY RISK:
Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a transaction is particularly large or if the relevant market is illiquid (as is the case with many restricted securities), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Securities in the Fund are generally less liquid than many other investments including but not limited to securities issued by the U.S. government, commercial paper and those of higher rated investment grade corporate securities.

MATURITY RISK:
Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity.
Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the Fund's investments will affect the volatility of the Fund's share price.

MORTGAGE RISKS:
Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

DERIVATIVES RISK:
Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

FOREIGN INVESTMENT RISK:
Investing in securities of foreign issuers involves risks not typically associated with investing in securities of domestic issuers including foreign exchange risk, regulatory risk and tax risk. Changes in political or social conditions, diplomatic relations, or limitations on the removal of funds or assets may adversely affect the value of the investments in the Fund. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Fund securities and could favorably or unfavorably affect the Fund's operations. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to interest paid to the Fund by domestic issuers.
Because foreign securities generally are denominated and pay interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the assets of the Fund as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. The Fund also incurs costs in connection with conversion between various currencies.

LEVERAGING RISK:
Leverage includes borrowing and reverse repurchase agreements and in some cases derivative contracts. Leveraging is speculative and may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's securities. The use of leveraging may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

LOWER RATED FIXED INCOME SECURITIES RISK:
Securities which are rated BBB by S&P or Baa by Moody's are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below Baa by Moody's or BBB by S&P have predominantly speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds ("junk bonds") have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, and economic turndown could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

PORTFOLIO TURNOVER:
The Fund actively trades its portfolio securities in an attempt to enhance the total return of the Fund by taking advantage of market opportunities. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.



INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, BROWN BROTHERS HARRIMAN OR ANY OTHER BANK, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL, STATE OR OTHER GOVERNMENTAL AGENCY. ALTHOUGH U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES MAY BE CHARTERED OR SPONSORED BY ACTS OF CONGRESS, THEIR SECURITIES ARE NEITHER ISSUED NOR GUARANTEED BY THE UNITED STATES TREASURY.

FUND PERFORMANCE
The Fund is a successor to a mutual fund of the same name, which was a series of BBH Fund, Inc. (the "Predecessor Fund").The Predecessor Fund was managed by Brown Brothers Harriman, the Fund's Investment Adviser. Performance provided reflects the performance of the Predecessor Fund for periods prior to its reorganization into the Fund, as of the close of business on June 12, 2007. Accordingly, the performance information and financial information provided in this prospectus for the periods prior to that date is historical information of the Predecessor Fund.

The bar chart and table below give an indication of the Fund's risks. The bar chart shows changes in the Fund's Class N shares performance from year to year. The table shows how the Fund's Class N and Class I shares average annual returns for the periods indicated compared to those of a broad measure of market performance as well as an index of securities with similar objectives.

When you consider this information, please remember that the Fund's performance (before and after taxes) in past years is not necessarily an indication of how the Fund will do in the future.

TOTAL RETURN FOR CLASS N SHARES (% PER CALENDAR YEAR)

1996           3.47%
1997           2.29%
1998           4.67%
1999           3.46%
2000          13.34%
2001           8.42%
2002          16.25%
2003           7.25%
2004           8.32%
2005           2.97%
2006          (0.79)%



 (Note: As of March 30, 2007, Class N Shares of the Fund had a year-to date-return of 2.41%)



HIGHEST AND LOWEST RETURN FOR CLASS N SHARES (QUARTERLY 1995-2006)

                                           RETURN    QUARTER ENDING
                                           ------    --------------
Highest                                    8.60%          9/30/2002
Lowest                                     (3.05)%        6/30/2004



AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 2006)*

                                           1 YEAR   5 YEARS   10 YEARS
                                                              or since inception
Class N Shares
Return Before Taxes                              (0.79%)      6.64%       6.50%
Return After Taxes on Distributions**            (1.93)%      4.57%       4.33%
Return After Taxes on Distributions
   and Sale of Fund Shares**                     (0.52)%      4.54%       4.27%

Class I Shares
Return Before Taxes                              (0.55%)      6.91%     6.36%***
--------------------------------------------------------------
* The total returns provided reflect the performance of the Predecessor Fund for periods prior to its reorganization into the Fund, as of the close of business on June 12, 2007. Prior to the date of the reorganization, the Fund did not have any investment operations. Accordingly, the performance information is historical information of the Predecessor Fund.

**After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns for Class I Shares will differ from those shown above for Class N Shares. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** The total return figure stated for Class I Shares reflects performance only since the Fund's Start of Performance date which began on August 14, 2001.
---------------------------------------------------------------
                                                 1 YEAR   5 YEARS   Since
3/28/97
Citigroup Inflation Linked
Securities Index (reflects no deduction
 for fees, expenses or taxes)***
                                                 0.40%        7.18%       6.47%

*** Index performance is calculated from March 28, 1997, the Fund's commencement date. Since IIS reduce the uncertainty of inflation, the Investment Adviser believes that the volatility of the 10-year IIS is closest to the volatility of a 3-year Treasury.
 ============================================================================

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM AN INVESTOR'S ACCOUNT)

                                                              CLASS N    CLASS I

Maximum Sales Charge (Load) Imposed on Purchases              None       None
Maximum Deferred Sales Charge (Load)                          None       None
Maximum Sales Charge (Load)
  Imposed on Reinvested Dividends                             None       None
Redemption Fee (as a percentage
  of total redemption proceeds)(1)                            1.00%      1.00%
Exchange Fee                                                  None       None

ANNUAL FUND OPERATING EXPENSES
(Expenses That Are Deducted From Fund Assets As A Percentage Of Average Net Assets)

                                                       CLASS N    CLASS I

Management and Administrative
Services Fee                                           0.35%      0.35%
Distribution (12b-1) Fee                               None       None
Other Expenses                                         0.36%      0.11%
Total Annual Fund Operating Expenses                   0.71%      0.46%%

(1) The redemption fee applies to any shares redeemed within 30 days after purchase. See the section entitled "Redemption Fee" for more information on when and how this fee is applied.

EXAMPLE

This example is intended to help an investor compare the cost of investing in the Fund's Class N shares and Class I shares to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Fund's Class N shares and Class I shares for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Fund's Class N shares and Class I shares operating expenses remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:

                               1 YEAR    3 YEARS     5 YEARS    10 YEARS

CLASS N SHARES                 $73         $227       $395       $883
CLASS I SHARES                 $47         $148       $258      $579



INVESTMENT ADVISER and FUND ADMINISTRATOR

The Investment Adviser and Fund Administrator is Brown Brothers Harriman & Co., Private Bankers, a New York limited partnership established in 1818. Brown Brothers Harriman has established a separately identifiable department (SID) to provide investment advice to mutual funds. The SID is registered with the SEC under the Investment Advisers Act of 1940. Brown Brothers Harriman is located at 140 Broadway, New York, NY 10005.

Brown Brothers Harriman provides investment advice and portfolio management services to the Fund. Subject to the general supervision of the Board of Trustees, Brown Brothers Harriman makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the investments. Brown Brothers Harriman provides a broad range of investment management services for customers in the United States and abroad. At December 31, 2006, it managed total assets of approximately $44 billion.

In addition to a continuous investment program, Brown Brothers Harriman provides administrative services to the Fund by, among other things, providing officers (including the Fund's Chief Compliance Officer and officers to provide required certifications), shareholder communications and tax compliance. Brown Brothers Harriman also coordinates the provision of services to the Fund by nonaffiliated service providers.

Investment strategies for the Fund and all other fixed income accounts managed by the Adviser are formed by the Fixed Income Strategy Group chaired by Glenn E. Baker, a partner at Brown Brothers Harriman. All issuers eligible for purchase in fixed income accounts managed by the Adviser are approved by the Fixed Income Credit Committee, also chaired by Mr. Baker. The implementation of investment strategies in the Fund and across all other fixed income accounts managed by the Adviser is supervised by Mr. Gregory S. Steier, a managing director at Brown Brothers Harriman.

Mr. James J. Evans manages the assets of the BBH Real Return Fund on a day-to-day basis. Mr. Evans holds a B.S. from the University of Delaware and a M.B.A. from New York University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman in 1996.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, management of other accounts, and ownership of shares of the Fund.

For investment advisory and administrative services, Brown Brothers Harriman receives a combined fee, computed daily and payable monthly, equal to 0.35% of the average daily net assets of the Fund. This fee compensates Brown Brothers Harriman for its services and its expenses (such as salaries of its personnel).

A discussion of the Board's review of the Predecessor Fund's investment advisory contract is available in the Predecessor Fund's Annual Report dated October 31, 2006.



SHAREHOLDER INFORMATION

NET ASSET VALUE

The Fund normally determines the Fund's NAV per share once daily at 4:00 p.m., Eastern time on each day the New York Stock Exchange (NYSE) is open for regular trading. The determination of the Fund's NAV is made by subtracting from the value of the total assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

The NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

SECURITIES VALUATION POLICIES

The Fund has a valuation policy which requires each security to be valued as of the close of the NYSE, normally, at 4:00 p.m., Eastern time, each business day when determining the Fund's NAV. The valuation policy further requires that if a security price is not deemed reliable, then that security price should be overridden and a fair valuation price be determined and used.

The Fund generally values fixed income securities according to prices furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities.

If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Trustees of the Fund. A security or other asset held by the Fund may also be fair valued if events materially affecting the price of the security or other asset occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.

Exchange traded options are valued at their most recent sale price on the exchange, or if no such sales are reported, at the average bid price, or if it is not possible to determine the average bid price, at the most recent bid quotation, in the case of purchased options, or at the most recent asked quotation, in the case of written options. Over-the-counter options are valued at (i) the most recent bid quotation supplied by a leading dealer, in the case of a purchased option, and (ii) at the most recent asked quotation supplied by a leading dealer, in the case of a written option.

Futures are valued at the most recent settlement price on the relevant exchange.

Where a market quotation for a portfolio security is not readily available, and no independent pricing service furnishes a price, the value of the security used in computing NAV is its fair value as determined in good faith under procedures approved by the Fund's Board.

The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Fund's Adviser determines that the quotation or price for a portfolio security provided by a dealer or independent pricing service is inaccurate.

If (i) one or more markets in the Fund's securities or other assets trade have closed or are disrupted as a result of unusual or extraordinary events or (ii) some other market or economic event causes one or more securities or other assets held by the Fund to experience a significant change in value after the normal close of the market on which the security trades, and (iii) the Fund Administrator has determined in good faith that the potential impact of such events on the net asset value of the Fund exceeds 1/2 of 1%, the security will be fair valued.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security's present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

DESCRIPTION OF SHARE CLASSES

The Fund offers two share classes: Class N shares and Class I shares, each representing interests in a single portfolio of securities. Each share class has different sales charges and other expenses which affect their performance. Neither Class N shares nor Class I shares convert to any other class of shares of the Fund. Contact your investment professional or call 1-800-625-5759 for more information concerning the other class.

PURCHASE OF SHARES

The Fund reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the NAV is calculated. The Fund executes purchases of Fund shares at the NAV per share next determined after the Fund receives the purchase order, including acceptable payment for such order. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Fund executes the purchase order on the books of the Fund.

An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary, which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.

An investor who does not have an account with an Eligible Institution or Financial Intermediary must place purchase orders for Fund shares with the Fund through Citigroup Global Transaction Services, the Fund's Transfer Agent. Such investor's order will be priced at the NAV next calculated after the Fund receives payment and that payment has been converted into Federal Funds. Such an investor has such shares held directly in the investor's name on the books of the Fund and is responsible for arranging for the payment of the purchase price of Fund shares.

INVESTMENT MINIMUMS*

Minimum initial and subsequent purchase amounts vary depending on the class of shares you buy.

                                     CLASS N        CLASS I

Initial Purchases                  $ 100,000    $ 1,000,000
Subsequent Purchases               $  25,000    $    25,000

*Brown Brothers Harriman, the Fund's Shareholder Servicing Agent, may change these investment minimums from time to time. Each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers which currently is as low as $500.

REDEMPTION OF SHARES

The Fund executes redemption requests at the next NAV calculated after the Fund receives the redemption request. Shares continue to earn dividends declared, if any, through the business day that the Fund executes the redemption request on the books of the Fund.

Shareholders must redeem shares held by an Eligible Institution or Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Financial Intermediary. The Fund pays proceeds of a redemption to that shareholder's account at that Financial Intermediary on a date established by the Financial Intermediary. A Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

Shareholders may redeem shares held directly in the name of a shareholder on the books of the Fund by submitting a redemption request to the Fund through the Transfer Agent. The Fund pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed.

REDEMPTIONS BY THE FUND

The Shareholder Servicing Agent has established a minimum account size of $100,000 for Class N shares and $1,000,000 for Class I shares, which may be changed from time to time. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the Fund reserves the right to redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Fund will notify the shareholder and will allow the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Financial Intermediary may establish and change from time to time for their respective customers a minimum account size, each of which may be lower than that established by the Shareholder Servicing Agent.

FURTHER REDEMPTION INFORMATION

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Fund does not expect to make in-kind distributions, but if it does, the Fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Fund's net assets, whichever is less.

The Fund may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

REDEMPTION FEE

Fund shares that are redeemed within 30 days of purchase will be subject to a redemption fee of 1.00% of the total redemption proceeds. The redemption fee is payable to the affected Fund and is intended to reduce the impact on remaining investors in the Fund of the costs incurred by the Fund in meeting redemption requests from investors who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays to shareholders substantially all of the Fund's net income as a dividend monthly, and substantially all of the Fund's realized net capital gains, if any, annually as a capital gains distribution. The Fund may make an additional dividend and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. The Fund pays dividends and capital gains distributions to shareholders of record on the record date.

Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Fund elects to have dividends and capital gains distributions paid in cash, the Fund automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains

TAXES
In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the Fund.

TRANSACTION                          FEDERAL TAX STATUS
Redemption or exchange of shares     Usually capital gain or loss, long-term
                                     only if shares owned more than one year
Long-term capital gain distributions Long-term capital gain
Dividends, term, capital gain rates  Ordinary income, potentially taxable at long-term


Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Ordinary income dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in Fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the Fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Long term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the Fund is about to declare a capital gain distribution or a dividend because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the Fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the Fund.

FINANCIAL HIGHLIGHTS



The Financial Highlights provided reflects the performance of the Predecessor Fund for periods prior to its reorganization into the Fund, as of the close of business on June 12, 2007. Prior to the date of the reorganization, the Fund did not have any investment operations. Accordingly, the performance information is historical information of the Predecessor Fund. On the date of the reorganization, the Predecessor Fund's assets (inclusive of liabilities recorded on the Predecessor Fund's records) were transferred into the Fund and the dissolution of the Predecessor Fund occurred on, or will occur within a short period of time after, the date of the reorganization. As a result of the reorganization, the shareholders of Class N or Class I Shares of the Predecessor Fund received Class N or Class I Shares of the Fund, respectively.



The financial highlights table is intended to help an investor understand the Predecessor Fund's Class N shares and Class I shares financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Predecessor Fund's financial statements, are included in the Predecessor Fund's annual report which is available upon request.

BBH REAL RETURN FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a Class N share outstanding throughout each year
                                         For the years ended October 31,
                                             2006   2005   2004    2003    2002

Net asset value, beginning of year          $11.00 $11.32 $11.32  $10.89  $10.50

Income from investment operations:
Net investment income                        0.521  0.461  0.381   0.351    0.37
Net realized and unrealized gain (loss)      (0.31) (0.14)  0.45    0.71    0.52
Total income from investment operations       0.21   0.32   0.83    1.06    0.89

Less dividends and distributions:
  From net investment income                (0.52) (0.45) (0.40)  (0.33)  (0.38)
  From net realized gains                   (0.30) (0.19) (0.43)  (0.30)  (0.12)
  Total dividends and distributions         (0.82) (0.64) (0.83)  (0.63)  (0.50)
Net asset value, end of year                $10.39 $11.00 $11.32  $11.32  $10.89
Total return                                1.91%  2.91%  7.77%   10.05%   8.77%

Ratios/Supplemental data:
  Net assets, end of year (in millions)       $357   $489   $373    $380    $229
Expenses as a percentage of average
   net assets                              0.71%2 0.71%2 0.72%2 0.67%2,3 0.652,3
Ratio of net investment income to
   average net assets                       4.97%  4.10%  3.43%   3.43%    3.88%

Portfolio turnover rate                       485%   572%   553%    393%    458%


1     Calculated using average shares outstanding for the year.

2 The ratio of expenses to average net assets for the years ended October 31, 2006, 2005, 2004, 2003 and 2002 reflect fees reduced as a result of an expense offset arrangement with the Fund's custodian. Had this arrangement not been in place, this ratio would have been 0.71%, 0.71%, 0.72%, 0.67% and N/A, respectively.

3 Had the expense payment agreement which terminated on July 31, 2003 not been in place, the ratio of expenses to average net assets would have been as follows:

                                           N/A   N/A   N/A    0.72% 0.80%

BBH REAL RETURN FUND

Selected per share data and ratios for a Class I share outstanding throughout each year

                                         For the years ended October 31,
                                           2006    2005    2004    2003     2002

Net asset value, beginning of year       $11.03  $11.33  $11.34  $10.90   $10.50

Income from investment operations:
Net investment income                     0.561    0.491  0.431   0.381     0.42
Net realized and unrealized gain (loss)   (0.34)  (0.12)   0.41    0.72     0.49
Total income from investment operations    0.22    0.37    0.84    1.10     0.91

Less dividends and distributions:
  From net investment income             (0.53)   (0.48) (0.42)  (0.36)   (0.39)
  From net realized gains                (0.30)  (0.19)  (0.43)  (0.30)   (0.12)
  Total dividends and distributions      (0.83)  (0.67)  (0.85)  (0.66)   (0.51)
Net asset value, end of year             $10.42  $11.03  $11.33  $11.34   $10.90
Total return                              2.11%   3.30%   7.99%   10.27%   9.09%

Ratios/Supplemental data:
  Net assets, end of year
   (in millions)                            $120    $96     $83     $55      $41
Expenses as a percentage of
   average net assets                   0.46%2  0.46%2  0.47%2 0.42%2,3 0.40%2,3
Ratio of net investment income to
   average net assets                     5.36%   4.33%   3.78%   3.16%    4.29%

Portfolio turnover rate                    485%    572%    553%    393%     458%


1     Calculated using average shares outstanding for the year.

2 The ratio of expenses to average net assets for the years ended October 31, 2006, 2005, 2004, 2003 and 2002 reflect fees reduced as a result of an expense offset arrangement with the Fund's custodian. Had this arrangement not been in place, this ratio would have been 0.45%, 0.46%, 0.46%, 0.42% and N/A, respectively.

3 Had the expense payment agreement which terminated on July 31, 2003 not been in place, the ratio of expenses to average net assets would have been as follows:

                                           N/A   N/A   N/A    0.47% 0.55%

ADDITIONAL INFORMATION

To reduce expenses, we mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-625-5759 or if your shares are held through a financial institution please contact them directly. We will begin sending you individual copies thirty days after receiving your request.

FREQUENT TRADING POLICY

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), dilute the interests of other shareholders, increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated.

The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. As described above, the Fund imposes a fee on redemptions or exchanges of Fund Shares within 30 days of the date of purchase. The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity.

In addition, each agreement among the Fund, its distributor, Eligible Institution and Financial Intermediary will contain representations concerning the Eligible Institution's and Financial Intermediary's policies and procedures to monitor and deter market timing.

No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares, not deemed to be frequent trading, may have adverse effects on the management of the Fund's portfolio and its performance.

The Fund's objective is that its redemption fees and restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through an Eligible Institution or a Financial Intermediary in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

The Fund's management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares.


PORTFOLIO HOLDINGS INFORMATION

The Board of Trustees receives periodic reports from Brown Brothers Harriman concerning arrangements involving the disclosure of portfolio securities.

Information concerning the Fund's portfolio holdings is available on the BBH website at www.bbhfunds.com. A complete listing of the Fund's portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month. Monthly portfolio holdings information will remain available and be updated on a continuous basis.

The Fund does not disclose nonpublic information about its holdings to any third party (other than its services providers and authorized governmental or regulatory personnel).

You may also access from the "Online Literature/Holdings Report" section of the website portfolio information as of the end of each of the Fund's fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

MORE INFORMATION ON THE FUND IS AVAILABLE FREE UPON REQUEST, INCLUDING THE
FOLLOWING:

ANNUAL/SEMI-ANNUAL REPORT

Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about the fund and its policies and information on the Fund's non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION OR MAKE SHAREHOLDER INQUIRIES:
By telephone:                       Call 1-800-625-5759

By mail write to the Fund's Shareholder Servicing Agent:
                                    Brown Brothers Harriman
                                    140 Broadway
                                    New York, New York 10005

By E-mail send your request to:     bbhfunds@bbh.com

On the Internet:
Text-only versions of Fund documents, including a recent statement of Fund holdings, can be viewed online or downloaded from:
                                    Brown Brothers Harriman
                                    http://www.bbhfunds.com
                                    SEC
                                    http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC file number: 811-21829.

PROSPECTUS


June 12, 2007



BBH INTERNATIONAL EQUITY FUND
CLASS N SHARES
CLASS I SHARES

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


CONTENTS

Investment Objective

Principal Investment Strategies

Principal Risk Factors

Fund Performance

Fees and Expenses of the Fund

Investment Adviser and Fund Administrator

Shareholder Information

Financial Highlights

Additional Information

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances at least 80% of the net assets of the Fund, plus any borrowings for investment purposes are invested in equity securities of companies in the developed markets of the world, excluding the United States and Canada. Developed markets are those markets included in the Morgan Stanley Capital International--Europe Australia Far East Index. The Fund will invest its assets in companies that are economically tied to at least twelve countries from different geographic regions throughout the world. The Fund may also from time to time invest up to 15% of its assets, at the time of purchase, in emerging markets of the world. Although the Fund is expected to invest primarily in common stocks, it may also purchase other securities with equity characteristics, including securities convertible into common stock, rights and warrants. The Fund may purchase these equity securities directly or in the form of American Depository Receipts, Global Depositary Receipts or other similar securities representing securities of foreign-based companies national security exchanges or over-the-counter markets.

The Fund employs a manager of managers approach whereby portions of the Fund are allocated to different investment subadvisers who employ distinct investment styles. The Fund currently uses one subadviser that employs a growth style and one that employs a value style. In addition, the Investment Adviser may also manage a portion of the Fund's assets in a core style of investing.

Value style emphasizes investments in equity securities of companies that appear to be undervalued relative to their intrinsic value based on earnings, book or asset value, revenues, and cash flow. Growth style emphasizes investments in equity securities of companies with above-average earnings growth prospects. Core style emphasizes selection of undervalued securities from the broad equity market in order to replicate country and sector weightings of a broad international market index. The subadvisers will select the individual equity securities for the assets assigned to them.

Other subadvisers may be added in the future to complement these styles. The Investment Adviser monitors the allocation between the subadvisers to achieve its diversification goals, and rebalances assets among subadvisers from time-to-time based on its assessment of market trends with the objective of enhancing the total rate of return over a full market cycle and dampening return volatility. The Investment Adviser monitors the subadvisers by reviewing their portfolio performance and characteristics, departures of key personnel and other relevant topics. Quantitative evaluations including evaluations of performance and portfolio characteristics will be performed at least quarterly.

The Investment Adviser may invest the Fund's assets that it manages in stock index futures, equity index swaps, exchange traded funds or other similar investments to expose those assets to the performance of the international equity markets or market sectors. The Investment Adviser also manages the Fund's liquidity reserves and invests those reserves in liquid short-term investments, including deposits with the custodian and other banks.

The Fund buys and sells securities denominated in currencies other than the U.S. dollar. Interest, dividends and sale proceeds on such securities are received in currencies other than the U.S. dollar. The Fund enters into foreign currency exchange transactions from time to time to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund may purchase currency forwards for the purpose of hedging the value of securities purchased or intended to be purchased.

Because the Fund refers to equity investments in its name, it will notify shareholders at least 60 days in advance of any changes in its investment policies that would enable the Fund to normally invest less than 80% of its assets in equity securities under normal circumstances.

PRINCIPAL RISK FACTORS

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are described below. The share price of the Fund changes daily based on market conditions and other factors. A shareholder may lose money by investing in the Fund.

MARKET RISK:

This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

FOREIGN INVESTMENT RISK:

Investing in equity securities of foreign-based companies involves risks not typically associated with investing in equity securities of companies organized and operated in the United States. Changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations may adversely affect the value of such investments. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the operations of the Fund. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. It may be more difficult to obtain and enforce a judgment against a foreign company. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to other funds by domestic companies.

In general, less information is publicly available with respect to foreign-based companies than is available with respect to U.S. companies. Most foreign-based companies are also not subject to the uniform accounting and financial reporting requirements applicable to companies based in the United States.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, foreign investments are less liquid so that the Fund may not be able to initiate a transaction or liquidate a position at an advantageous time or price. Prices of foreign securities are more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. companies, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, fixed commissions are normally paid that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and companies in foreign countries than in the United States.

The foreign investments made by the Fund are in compliance with the currency regulations and tax laws of the United States and foreign governments. There may also be foreign government regulations and laws which restrict the amounts and types of foreign investments.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of its respective net assets as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. The Fund also incurs costs in connection with conversion between various currencies.

DEVELOPING COUNTRIES:

The Fund may invest the assets of the Fund in securities of issuers based in developing countries. Investments in securities of issuers in developing countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability;
(ii) the small current size of the markets for securities of issuers in developing countries and the currently low or non-existent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

DIVERSIFICATION RISK:

The Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that it is not limited by that Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The possible assumption of large positions in the securities of a small number of issuers may cause performance to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the issuers.

DERIVATIVES RISK:

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset or index. The Fund's use of derivative instruments involves risk different from, or possibly greater than, the risk associated with investing directly in securities and other traditional investments. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or index. By investing in a derivative instrument, the Fund could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Futures contracts are a type of derivative that the Fund may use for hedging purposes. The effectiveness of entering into futures contracts as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of a futures contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the futures contract. Accordingly, the successful use of futures contracts is subject to the Investment Adviser's or a subadviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of future price movements over the short term in the overall stock market may result in poorer overall performance than if a futures contract had not been purchased. Brokerage costs are incurred in entering into and maintaining futures contracts.

INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, BROWN BROTHERS HARRIMAN OR ANY OTHER BANK, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL, STATE OR OTHER GOVERNMENTAL AGENCY.

FUND PERFORMANCE





The Fund is a successor to a mutual fund of the same name, which was a series of BBH Fund, Inc. (the "Predecessor Fund").The Predecessor Fund was managed by Brown Brothers Harriman & Co., the Fund's Investment Adviser. Performance provided reflects the performance of the Predecessor Fund for periods prior to its reorganization into the Fund, as of the close of business on June 12, 2007. Accordingly, the performance information and financial information provided in this prospectus for the periods prior to that date is historical information of the Predecessor Fund.



The following bar chart and table gives an indication of the risks involved with an investment in the Fund. The bar chart shows changes in the performance of the Fund from year to year. The table shows how the average annual returns of the Fund for the periods indicated compare to those of a broad measure of market performance.

When you consider this information, please remember that the Fund's performance (before and after taxes) in past years is not necessarily an indication of how the Fund will do in the future.

TOTAL RETURN FOR CLASS N SHARES (% PER CALENDAR YEAR)

1997      1.05%
1998     16.17%
1999     45.15%
2000    (13.72%)
2001    (24.96%)
2002    (17.29%)
2003     26.98%
2004     18.79%
2005     13.70%
2006     23.81%

(Note: As of March 30, 2007, Class N Shares of the Fund had a year-to date-return of 2.74%)

HIGHEST AND LOWEST RETURN (QUARTERLY 1997-2006)

                        RETURN     QUARTER ENDING
Highest                 24.28%           12/31/1999
Lowest                  (13.77)%          9/30/1998

AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 2006)*

Class N Shares

--------------                        1 Year      5 Years     10 Years

                                      ------      -------     --------

Return Before Taxes                   23.81%      11.92%      6.84%

Return After Taxes on Distributions** 22.40%      11.67%      6.54%

Return After Taxes on Distributions

and Sale of Fund Shares**             15.16%      10.35%      5.89%

Class I Shares

Return Before Taxes                   24.13%      12.28%      7.16%

------------------------------------------------------------------------


* The total returns provided reflect the performance of the Predecessor Fund for periods prior to its reorganization into the Fund, as of the close of business on June 12, 2007. Prior to the date of the reorganization, the Fund did not have any investment operations. Accordingly, the performance information is historical information of the Predecessor Fund.
Prior to October 25, 2002, the Predecessor Fund achieved its investment objective by investing all of its assets in the BBH International Equity Portfolio. Historical total return information for Class N shares for any period or portion thereof prior to the Class' commencement of operations June 7, 1997 will be that of the portfolio. Historical total return information for Class I shares prior to the Class' commencement of operations October 25, 2002 will be that of Class N shares. Each Class' performance has been adjusted to assume that all charges, expenses and fees which are presently in effect for each class were deducted during such periods, as permitted by applicable SEC staff interpretations.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns for Class I Shares will differ from those shown above for Class N Shares. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
---------------------------------------------------------------------------
                                    1 Year      5 Years     Since April 1, 1995
MSCI-EAFE
Return (reflects no deduction
For fees, expenses or taxes)        26.34%      14.98%            7.86%






FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that an investor may pay if that investor buys and holds shares of the Fund.

SHAREHOLDER FEES
(Fees Paid Directly From an Investor's Account)


INTERNATIONAL EQUITY FUND
                                                      CLASS N       CLASS I

Maximum Sales Charge (Load)
Imposed on Purchases                                  None          None
Maximum Deferred Sales Charge (Load)                  None          None
Maximum Sales Charge (Load)
  Imposed on Reinvested Dividends                     None          None
Redemption Fee (as a percentage of total
  redemption proceeds)(1)                             2.00%         2.00%
Exchange Fee                                          None          None

ANNUAL FUND OPERATING EXPENSES
(Expenses That Are Deducted From Fund Assets As A Percentage Of Average Net Assets)

                                                      CLASS N     CLASS I
Management and Administrative
Services Fee                                          0.80%       0.80%
Distribution (12b-1) Fee                              None        None
Other Expenses                                        0.31%       0.07%
Total Annual Fund Operating Expenses                  1.11%       0.87%

(1) The redemption fee applies to any shares redeemed within 30 days after purchase. See the section entitled "Redemption Fee" for more information on when and how this fee is applied.

EXAMPLE

This example is intended to help an investor compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Fund for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the operating expenses of the Fund remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the investor's costs would be:

                        1 Year      3 Years     5 Years     10 Years

                        ------      -------     -------     --------

Class N Shares          $113        $353        $612        $1,352

Class I Shares          $89         $278        $482        $1,073



INVESTMENT ADVISER and FUND ADMINISTRATOR

The Investment Adviser and Fund Administrator is Brown Brothers Harriman & Co., Private Bankers, a New York limited partnership established in 1818. Brown Brothers Harriman has established a separately identifiable department (SID) to provide investment advice to mutual funds. The SID is registered with the SEC under the Investment Advisers Act of 1940. Brown Brothers Harriman is located at 140 Broadway, New York, NY 10005.


Brown Brothers Harriman provides a broad range of investment management services for customers in the United States and abroad. At December 31, 2006, it managed total assets of approximately $44 billion.

In addition to a continuous investment program, Brown Brothers Harriman provides administrative services to the Fund by, among other things, providing officers (including the Fund's Chief Compliance Officer and officers to provide required certifications), shareholder communications and tax compliance. Brown Brothers Harriman also coordinates the provision of services to the Fund by nonaffiliated service providers.

Brown Brothers Harriman employs a "manager-of-managers" investment approach, whereby it allocates the Fund's assets among the Fund's subadvisers--currently, Walter Scott & Partners Limited ("Walter Scott") and Mondrian Investment Partners Limited ("Mondrian"). Subject to the supervision of the Fund's Board of Trustees, Brown Brothers Harriman oversees the subadvisers and evaluates their results. Brown Brothers Harriman reviews portfolio performance, characteristics, departures of key personnel of the subadvisers and any other relevant topics. Brown Brothers Harriman also analyzes and monitors economic trends and monetary policy on a continuous basis. The holdings of the Fund and the allocation of assets to the subadvisers are regularly reviewed with the objective of enhancing the total rate of return over a full market cycle and dampening return volatility.

Dr. Kenneth J. Lyall manages the growth component of the BBH International Equity Fund on a day-to-day basis. Dr. Lyall is a graduate of Edinburgh University to which he holds an MA of Economics and Economics History and a PhD in Financial Economics. He joined Walter Scott in 1983.

Ms. Elizabeth A. Desmond manages the value component of the BBH International Equity Fund on a day-to-day basis. Ms. Desmond is a graduate of Wellesley College and the Masters Program in East Asian Studies at Stanford University and is a Chartered Financial Analyst. She joined Mondrian in 1991.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, management of other accounts, and ownership of shares of the Fund.

For investment advisory and administrative services, Brown Brothers Harriman receives a combined fee, computed daily and payable monthly, equal to 0.80% of the average daily net assets of the Fund. This fee compensates Brown Brothers Harriman for its services and its expenses (such as salaries of its personnel). The Investment Adviser has delegated daily management of the Fund's assets to Walter Scott and Mondrian, who are paid by the Brown Brothers Harriman and not by the Fund.

A discussion of the Board's review of the Predecessor Fund's investment advisory contract is available in the Predecessor Fund's Annual Report dated October 31, 2006.

Pursuant to an exemptive order the Fund and the Brown Brothers Harriman received from the SEC, the Investment Adviser may select and replace subadvisers and amend Subadvisory Agreements without obtaining shareholder approval.



SHAREHOLDER INFORMATION

NET ASSET VALUE

The Fund normally determines the Fund's net asset value (NAV) per share once daily at 4:00 p.m., Eastern time on each day the New York Stock Exchange (NYSE) is open for regular trading. The determination of the Fund's NAV is made by subtracting from the value of the total assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

The Fund values the assets in the Fund's portfolio on the basis of their market quotations and valuations provided by independent pricing services. If quotations are not readily available, the assets are valued at fair value in accordance with procedures established by the Board of Trustees. If events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by the Board of Trustees.

The NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

SECURITIES VALUATION POLICIES


The Fund has a valuation policy which requires each security to be valued as of the close of the NYSE at 4:00 p.m., Eastern time, each business day when determining the Fund's NAV.

The Fund employs a pricing vendor that uses a fair valuation model to establish daily valuations of portfolio securities. The model looks at each security in the portfolio and determines the correlation between the security and a set of market factors, such as the price of ADRs, futures, exchange-traded funds, and the U.S. market as measured by the 1,000 largest domestic stocks. The model evaluates the security's beta compared to these factors to determine which factor should be used in determining its fair value. The model analyses data for the past 90 days for each factor. The model then determines the difference between the price of the factor at the local market close versus the price at 4:00 p.m. Eastern Time to calculate a percentage by which the closing price should be adjusted to reflect its fair value.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV.

DESCRIPTION OF SHARE CLASSES

The Fund offers Class N shares and Class I shares through this prospectus. Currently purchases of Class I shares are only available to existing Class I shareholders. Class N shares and Class I shares of the Fund have different operating expenses. Neither Class N shares nor Class I shares convert to any other class of shares of the Fund. Class N shares and Class I shares of the Fund, may be purchased at NAV without a sales charge.

PURCHASE OF SHARES

The Fund offers shares on a continuous basis at their NAV without a sales charge. The Fund reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the NAV is calculated. The Fund then executes purchases of Fund shares at the NAV per share next determined after the Fund receives the purchase order, including acceptable payment for such order. Shares are entitled to dividends declared, if any, starting as of the first business day following the day the Fund executes the purchase order on the books of the Fund.

An investor who has an account with an Eligible Institution or a Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.

An investor who does not have an account with an Eligible Institution or Financial Intermediary must place purchase orders for Fund shares with the Fund through Citigroup Global Transaction Services, the Fund's Transfer Agent. Such investor's order will be priced at the NAV next calculated after the Fund receives payment and that payment has been converted into Federal Funds. Such an investor has such shares held directly in the investor's name on the books of the Fund and is responsible for arranging for the payment of the purchase price of Fund shares.

INVESTMENT MINIMUMS*

Minimum initial and subsequent purchase amounts for the Fund vary depending on the class of shares you buy.

International Equity Fund

                                          CLASS N       CLASS I

Initial purchases                         $ 100,000    $ 5,000,000
Subsequent purchases                      $  25,000    $    25,000

* Brown Brothers Harriman, the fund's Shareholder Servicing Agent, may change these investment minimums from time to time. Each eligible institution and each financial intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirements for its customers which currently is as low as $1,000.

REDEMPTION OF SHARES

The Fund executes redemption requests at the NAV calculated after the Fund receives the redemption request. Shares continue to earn dividends declared, if any, through the business day that the Fund executes the redemption request on the books of the Fund.

Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. The Fund pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

Shareholders may redeem shares held directly in the name of a shareholder on the books of the Fund by submitting a redemption request to the Fund through the Transfer Agent. The Fund pays proceeds resulting from such redemption directly to the shareholder generally on the next business day after the redemption request is executed.

REDEMPTIONS BY THE FUND

The Shareholder Servicing Agent has established a minimum account size of $100,000 for Class N shares and $5,000,000 for Class I shares of the Fund, any or all of which may be changed from time to time. If the value of a shareholder's holdings in the Fund or class thereof falls below that amount because of a redemption of shares, the Fund reserves the right to redeem the shareholder's remaining shares. If such remaining shares are to be redeemed, the Fund will notify the shareholder and will allow the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution and each Financial Intermediary may establish and change from time to time for their respective customers a minimum account size, each of which may be lower than that established by the Shareholder Servicing Agent.

FURTHER REDEMPTION INFORMATION

Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. The Fund does not expect to make in-kind distributions, but if it does, the Fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Fund's net assets, whichever is less.

The Fund may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

REDEMPTION FEE

Fund Shares that are redeemed within 30 days of purchase will be subject to a redemption fee of 2.00% of the total redemption proceeds. The redemption fee is payable to the Fund and is intended to reduce the impact on remaining investors in the Fund of the costs incurred by the Fund in meeting redemption requests from investors who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays to shareholders substantially all of the Fund's net income and capital gains if any, once a year. The Fund may pay additional dividends and/or capital gains distribution in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. The Fund pays dividends and capital gains distributions to shareholders of record on the record date.

Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Fund elects to have dividends and capital gains distributions paid in cash, the Fund automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

TAXES
In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the Fund.

TRANSACTION                          FEDERAL TAX STATUS
Redemption or exchange of shares     Usually capital gain or loss, long-term
                                     only if shares owned more than one year
Long-term capital gain distributions Long-term capital gain
Dividends, term, capital gain rates  Ordinary income, potentially taxable at long-term

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Ordinary income dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in Fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the Fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Long term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the Fund is about to declare a capital gain distribution or a dividend because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the Fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the Fund.

FINANCIAL HIGHLIGHTS

The Fund's fiscal year end is October 31. As this is the Fund's first fiscal year, financial information is not yet available.



The Financial Highlights provided reflects the performance of the Predecessor Fund for periods prior to its reorganization into the Fund, as of the close of business on June 12, 2007. Prior to the date of the reorganization, the Fund did not have any investment operations. Accordingly, the performance information is historical information of the Predecessor Fund. On the date of the reorganization, the Predecessor Fund's assets (inclusive of liabilities recorded on the Predecessor Fund's records) were transferred into the Fund and the dissolution of the Predecessor Fund occurred on, or will occur within a short period of time after, the date of the reorganization. As a result of the reorganization, the shareholders of Class N or Class I Shares of the Predecessor Fund received Class N or Class I Shares of the Fund, respectively.



The financial highlights table is intended to help an investor understand the Predecessor Fund's Class N shares and Class I shares financial performance for the past five years or since inception, if the life of the Fund is shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Predecessor Fund's financial statements, are included in the Predecessor Fund's annual report which is available upon request.

BBH INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a Class N share outstanding throughout each year

                                          For the years ended October 31,

                                           2006   2005   2004   2003    2002

Net asset value, beginning of year         $12.59 $10.96 $9.28  $8.03   $9.34

Income from investment operations:
Net investment income1                      0.25   0.18   0.14   0.08    0.03
Net realized and unrealized gain (loss)     3.07   1.54   1.64   1.19   (1.34)
Total income (loss) from investment         3.32   1.72   1.78   1.27   (1.31)
   operations

Less dividends and distributions:
   From net investment income              (0.20) (0.09) (0.10) (0.02)    --
   Net asset value, end of year            $15.71 $12.59 $10.96 $9.28   $8.03
Total return                               26.62% 15.77% 19.29% 15.87% (14.03)%

Ratios/Supplemental data:
Net assets, end of year (in millions)       $524   $356   $211   $98     $98
Ratio of expenses to average net assets    1.11%2 1.23%  1.30%  1.28%   1.34%3
Ratio of net investment income to
   average net assets                      1.76%  1.49%  1.34%  0.98%   0.34%

Portfolio turnover rate                     10%     5%    81%    74%     36%4



1     Calculated using average shares outstanding for the year.

2 The ratio of expenses to average net assets for the year ended October 31, 2006 reflect fees reduced as a result of an expense offset arrangement with the Fund's custodian. Had this arrangement not been in place, this ratio would have been 1.17%.

3 Includes the Fund's share of expenses paid by the International Equity Fund (the "Portfolio") and includes the impact of the Portfolio's expense offset arrangement. Excluding the Fund's share of the expense offset arrangement increases the Fund's ratio to average net assets to 1.35% for the year ended October 31, 2002.

4 Portfolio turnover rate is that of the Portfolio in which the Fund invested through October 30, 2002.

BBH INTERNATIONAL EQUITY FUND

Selected per share data and ratios for a Class I share outstanding throughout each period

                                            For the years ended October 31,     For the period from October 30, 2002
                                                                                (commencement of operations) through
                                                                                October 31,
                                             2006   2005   2004   2003          2002

Net asset value, beginning of period        $12.62 $10.98 $9.30  $8.03          $7.95

Income from investment operations:
Net investment income                       0.291  0.211  0.141  0.111          0.002
Net realized and unrealized gain             3.07   1.54   1.66   1.18          0.08
Total income from investment operations      3.36   1.75   1.80   1.29          0.08

Less dividends and distributions:
   From net investment income               (0.22) (0.11) (0.12) (0.02)           --
Net asset value, end of period              $15.76 $12.62 $10.98 $9.30          $8.03
Total return                                26.98% 16.05% 19.54% 16.18%         1.01%

Ratios/Supplemental data: Net assets,
   end of period (in millions)              $40    $34    $27    $58            $16

Ratio of expenses to average net assets     0.87%3 0.98%  1.05%  1.05%          1.08%4
Ratio of net investment income to average   2.02%  1.73%  1.33%  1.34%          1.34%4
   net assets
Portfolio turnover rate                        10%     5%    81%    74%         36%4,5


1     Calculated using average shares outstanding for the year.

2     Less than $0.01 per share.

3 The ratio of expenses to average net assets for the year ended October 31, 2006 reflect fees reduced as a result of an expense offset arrangement with the Fund's custodian. Had this arrangement not been in place, this ratio would have been 0.94%.

4     Annualized

5 Portfolio turnover rate is that of the Portfolio in which the Fund invested through October 30, 2002.

ADDITIONAL INFORMATION

To reduce expenses, we mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-625-5759 or if your shares are held through a financial institution please contact them directly. We will begin sending you individual copies thirty days after receiving your request.

FREQUENT TRADING POLICY

Frequent or short-term trading into and out of the Fund, or Time-zone arbitrage (i.e. the nearly simultaneous purchase and sale of foreign securities in different markets in order to profit from price discrepancies between the time as of which the price of the portfolio security is determined and the NYSE closing time as of which the Fund's NAV is computed), can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), dilute the interests of other shareholders, increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated.

The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. As described above, the Fund imposes a fee on redemptions or exchanges of Fund Shares within 30 days of the date of purchase. The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity.

In addition, each agreement among the Fund, its distributor, Eligible Institution and Financial Intermediary will contain representations concerning the Eligible Institution's and Financial Intermediary's policies and procedures to monitor and deter market timing.

No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares, not deemed to be frequent trading, may have adverse effects on the management of the Fund's portfolio and its performance.

The Fund's objective is that its redemption fees and restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through an Eligible Institution or a Financial Intermediary in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

The Fund's management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases or exchanges of Fund Shares.


PORTFOLIO HOLDINGS INFORMATION



The Board of Trustees receives periodic reports from Brown Brothers Harriman concerning arrangements involving the disclosure of portfolio securities.

Information concerning the Fund's portfolio holdings is available on the BBH website at www.bbhfunds.com. A complete listing of the Fund's portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month. Monthly portfolio holdings information will remain available and be updated on a continuous basis.

The Fund does not disclose nonpublic information about its holdings to any third party (other than its services providers and authorized governmental or regulatory personnel).

You may also access from the "Online Literature/Holdings Report" section of the website portfolio information as of the end of each of the Fund's fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

MORE INFORMATION ON THE FUND IS AVAILABLE FREE UPON REQUEST, INCLUDING THE
FOLLOWING:

ANNUAL/SEMI-ANNUAL REPORT

Describes the Fund's performance, lists portfolio holdings and contains a letter from the Fund's Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more details about the fund and its policies and information on the Fund's non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION OR MAKE SHAREHOLDER INQUIRIES:
By telephone:                       Call 1-800-625-5759

By mail write to the Fund's Shareholder Servicing Agent:
                                    Brown Brothers Harriman
                                    140 Broadway
                                    New York, New York 10005

By E-mail send your request to:     bbhfunds@bbh.com

On the Internet:
Text-only versions of Fund documents, including a recent statement of Fund holdings, can be viewed online or downloaded from:
                                    Brown Brothers Harriman
                                    http://www.bbhfunds.com
                                    SEC
                                    http://www.sec.gov

You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC file number: 811-21829.

                               BROWN BROTHERS HARRIMAN
                                      Prospectus


                                    June 12, 2007



                             BBH U.S. TREASURY MONEY FUND

                                BBH MONEY MARKET FUND
                                    Regular Shares
                                 Institutional Shares

                              BBH TAX EXEMPT MONEY FUND


      These Securities Have Not Been Approved Or Disapproved By The Securities And Exchange Commission (SEC) Or Any State Securities Commission, Nor Has The SEC Or Any State Securities Commission Passed Upon The Accuracy Or Adequacy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.

                                       Contents

                                                          Page

      Investment Objective

      Principal Investment Strategies

      Principal Risk Factors

      Fund Performance

      Fees and Expenses of the Funds

      Investment Adviser and Fund Administrator

      Shareholder Information

      Financial Highlights

      Additional Information

      The BBH Funds are a mutual fund family that offers a variety of investment goals and strategies. The Funds offered within this prospectus are: BBH U.S. Treasury Money Fund, BBH Money Market Fund, and BBH Tax Exempt Money Fund, (each a "Fund" or collectively the "Funds"), all of which are portfolios of BBH Trust.

      INVESTMENT OBJECTIVE

      The investment objective of the BBH U.S. Treasury Money Fund and the BBH Money Market Fund is to provide investors with as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The investment objective of the BBH Tax Exempt Money Fund is to provide investors with as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital and the maintenance of liquidity. Each Fund's investment objective may only be changed with shareholder approval.

      PRINCIPAL INVESTMENT STRATEGIES

      BBH U.S. Treasury Money Fund

      Under normal circumstances the Investment Adviser of the BBH U.S. Treasury Money Fund invests in securities issued by the U.S. Treasury and backed as to principal and interest payments by the full faith and credit of the United States of America and repurchase agreements collateralized by such securities. These securities are issues of the U.S. Treasury, such as bills, notes and bonds as well as other full faith and credit obligations of the U.S. government.


      BBH Money Market Fund

      The BBH Money Market Fund invests all of the assets of the Fund in short-term securities denominated in U.S. dollars which, at the time of purchase, must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations (NRSROs) or be deemed by the Adviser to be of comparable quality to securities having such ratings. The instruments in which the Investment Adviser may invest include U.S. government securities and bank obligations of U.S. and non-U.S. banks (such as certificates of deposit and fixed time deposits), commercial paper, repurchase agreements, reverse repurchase agreements, when-issued and delayed delivery securities, bonds issued by U.S. corporations and obligations of certain supranational organizations.


      BBH Tax Exempt Money Fund

      Under normal circumstances the Investment Adviser invests at least 80% of the BBH Tax Exempt Money Fund's assets in municipal securities, the interest on which is exempt from federal income tax and the alternative minimum tax (AMT). The Investment Adviser invests all of the BBH Tax Exempt Money Fund's assets in securities which, at the time of purchase, are either (1) rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) NRSROs; or (2) if unrated, are of comparable quality as determined by or under the direction of the BBH Tax Exempt Money Fund's Board of Trustees; or (3) do not carry a short-term rating but fall within the maturity parameters of the BBH Tax Exempt Money Fund and carry a long-term debt rating within the two highest debt rating categories by at least two NRSROs. Municipal securities may be fully or partially guaranteed. They may be guaranteed by a pool of underlying U.S. Treasuries (known as "pre-refunded"), local governments or by the credit of a private issuer. Municipal securities may also be guaranteed by the current or anticipated revenues from a specific project or specific assets. Additionally, municipal securities may be guaranteed by domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance. The Investment Adviser may invest more than 25% of the BBH Tax Exempt Money Fund's total assets in tax-exempt securities that finance similar projects, such as those relating to education, health care, transportation and utilities.

      Principal Risk Factors

      The principal risks of investing in each Fund are described below. A shareholder may lose money by investing in the Funds. Market Risk, Interest Rate Risk and Credit Risk discussed below are applicable to each Fund.

      Market Risk:

      This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company's individual situation.

      Interest Rate Risk:

      Interest rate risk refers to the price fluctuation of a bond in response to changes in interest rates. A major change in rates could cause a Fund's yield to decline.

      Credit Risk:

      Credit risk refers to the likelihood that an issuer or obligor will default on interest or principal payments. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. The securities in which the Funds invest must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations (NRSROs) or be deemed by the Adviser to be of comparable quality to securities having such ratings, which reduces the Funds' exposure to credit risk. The Tax Exempt Money Fund may hold securities that are insured by a bond insurer. A downgrade of the credit rating of such bond insurer may cause the value of the insured security and the Funds' share price to decline.

      Municipal Market Risk:

      The BBH Tax Exempt Money Fund invests principally in municipal securities. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a default or bankruptcy. If a security's structure fails to function as intended, the security could become taxable or decline in value.



      Concentration Risk:

      Because the BBH Tax Exempt Money Fund may invest its assets in municipal securities of issuers financing similar type projects, the Fund may be adversely affected by a particular economic or political event affecting that type project.

      Because the BBH Money Market Fund invests a significant portion of its assets in bank obligations, the value of these investments and the net assets of the Fund could decline more dramatically as a result of adverse events affecting the banking industry.

      Foreign Investment Risk:

      Because the BBH Money Market Fund invests in securities issued by non-U.S. banks, the Fund is subject to additional risks on these securities such as adverse political, social and economic developments abroad, different kinds and levels of market and issuer regulations and the different characteristics of overseas economies and markets. There may be rapid changes in the value of these securities.

      INVESTMENTS IN EACH FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF EACH FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, BROWN BROTHERS HARRIMAN OR ANY OTHER BANK, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL, STATE OR OTHER GOVERNMENTAL AGENCY. ALTHOUGH U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES MAY BE CHARTERED OR SPONSORED BY ACTS OF CONGRESS, THEIR SECURITIES ARE NEITHER ISSUED NOR GUARANTEED BY THE UNITED STATES TREASURY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN EACH FUND.


FUND PERFORMANCE


The Funds are successors to mutual funds of the same name (the "Predecessor Funds") pursuant to a reorganization which took place on June 12, 2007. The Predecessor Funds were managed by Brown Brothers Harriman & Co. ("BBH"), the Funds' Investment Adviser. Performance provided reflects the performance of the Predecessor Funds for periods prior to its reorganization into the Funds, as of the close of business on June 12, 2007. Prior to June 12, 2007, the Money Market Fund achieved its investment objective by investing all of its assets in the BBH U.S. Money Market Portfolio. Accordingly, the performance information and financial information provided in this prospectus for the periods prior to that date is historical information of the Predecessor Funds and the BBH U.S. Money Market Portfolio.



The bar chart and table below give an indication of the risks of investing in the BBH U.S. Treasury Money Fund, BBH Money Market Fund and BBH Tax Exempt Money Fund. The bar chart shows changes in each Fund's performance from year to year.

For current yield information, please call 1-800-625-5759 toll free, or contact your account representative. When you consider this information, please remember that a Fund's performance in past years is not an indication of how a Fund will do in the future.



                          BBH U.S. Treasury Money Fund

                      Total Returns (% per calendar year)

---------------------------------------------------------------------------

[The following table was depicted as a bar chart in the printed material.]

1996   1997   1998   1999    2000    2001   2002    2003    2004   2005    2006


4.72%  4.76%  4.63%  4.06%   5.41%   3.63%  1.23%   0.54%   0.64%  2.40%   4.14%



                      BBH Money Market Fund-Regular Shares

                      Total Returns (% per calendar year)

----------------------------------------------------------------------------

[The following table was depicted as a bar chart in the printed material.]

1996   1997   1998   1999   2000   2001   2002   2003   2004   2005   2006

----   ----   ----   ----   ----   ----   ----  ----   ----   ----     ----

5.02%  5.16%  5.06%  4.80%  6.00%  3.75%  1.37%  0.72%  0.90%  2.76%   4.61%



                           BBH Tax Exempt Money Fund

                      Total Returns (% per calendar year)

-----------------------------------------------------------------------------

[The following table was depicted as a bar chart in the printed material.]

2000       2001       2002       2003       2004        2005    2006

----       ----       ----       ----       ----        ----    -----

3.32%      2.27%      0.92%      0.51%      0.62%       1.76%    2.80%

(Note: As of March 30, 2007, the BBH U.S. Treasury Money Fund, BBH Money Market Fund-Regular Shares, and BBH Tax Exempt Money Fund had year-to-date returns of 1.10%, 1.20%, and 0.74%, respectively.



      Highest and Lowest Quarterly Returns (Quarterly 1996-2006)

----------------------------------------------------------------------------

                          Highest Return               Lowest Return

                                             Quarter                Quarter
                                              Ended                  Ended

      BBH U.S. Treasury
        Money Fund               1.40%       Dec-00       0.09%     Mar-04

      BBH Money Market Fund     1.57%       Sept-00       0.14%     Mar-04

      BBH Tax Exempt
        Money Fund*             0.87%       Sept-00       0.09%     Sep-03

*The BBH Tax Exempt Money fund's inception date was February 22, 1999.



Average Annual Total Returns (through December 31, 2006)* --------------

                                           1 Year      5 Year       10 Years
                                           _________ _________ ____________

BBH U.S. Treasury Money Fund**             4.14%       1.78%       3.13%
BBH Money Market Fund**
Regular Shares***                          4.61%       2.06%       3.50
BBH Tax Exempt Money Fund                  2.80%       1.72%       1.86****

* The total returns provided reflect the performance of the Predecessor Funds for periods prior to their reorganization into the Funds as of the close of business on June 12, 2007. Prior to the date of the reorganization, the Funds did not have any investment operations. Prior to the reorganization, the Money Market Fund invested all of its assets in the BBH U.S. Money Market Portfolio. Historical total return information for any period prior to the Money Market Fund's commencement of operations of June 12, 2007 will be that of the BBH U.S. Money Market Portfolio adjusted to assure that all charges, expenses and fees which are presently in effect for each class were deducted during such periods, as permitted by applicable SEC staff interpretations. Accordingly, the performance information provided is historical information of the Predecessor Funds and the BBH U.S. Money Market Portfolio.
** Total returns are subject to federal income taxes at the Stockholders marginal tax rate, which may be as high as 35%.

***The total returns for the Regular Shares of the Money Market Fund are disclosed here because Institutional Shares were not offered until December 19, 2006. These total returns would be substantially similar to the annual returns for Regular Shares over the same period and would differ only to the extent that the two classes do not have the same expenses.

**** Total return since inception, February 22, 1999.

      FEES AND EXPENSES OF THE FUNDS

      The tables below describe the fees and expenses that an investor may pay if that investor buys and holds shares of the Funds.

      Shareholder Fees

      (Fees paid directly from an investor's account)
                               BBH U.S.    BBH Money   BBH Money         BBH Tax
                               Treasury    Market      Market             Exempt
                               Money       Fund        Fund               Fund
                               Fund
                              (Regular    (Institutional
                               Shares)     Shares)

Maximum Sales Charge
  (Load Imposed on Purchase)   None        None        None               None
Maximum Deferred Sales
  Charge (Load)                None        None        None               None
Maximum Sales Charge
  (Load) Imposed on
Reinvested Dividends           None        None        None               None
Redemption Fee                 None        None        None               None
Exchange Fee                   None        None        None               None

      ANNUAL FUND OPERATING EXPENSES
       (Expenses that are deducted from fund assets as a percentage of average net assets)
                               BBH U.S.    BBH Money   BBH Money         BBH Tax
                               Treasury    Market      Market             Exempt
                               Money       Fund        Fund               Fund
                               Fund
                              (Regular    (Institutional
                               Shares)     Shares)

      Management and Administrative
      Services Fees            0.25%       0.22%       0.22%              0.25%
      Distribution
      (12b-1) Fees             None        None        None               None
      Other Expenses           0.34%       0.31%       0.06%              0.31%

      Total Annual Fund
      Operating Expenses       0.59%       0.53%       0.28%              0.56%
                               ====        ====        ====               ====

      EXAMPLE

The example is intended to help an investor compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example assumes that an investor invests $10,000 in the Funds for the time periods indicated and then sells all of his shares at the end of those periods. The example also assumes that an investment has a 5% return each year and that the Funds' operating expenses remain the same as shown in the table above. Although actual costs on an investor's investment may be higher or lower, based on these assumptions the Investor's costs would be:

                         BBH U.S.    BBH Money   BBH Money          BBH Tax
                         Treasury    Market      Market             Exempt
                         Money       Fund        Fund               Fund
                         Fund        (Regular    (Institutional
                                     Shares)     Shares)



1 Year                   $60         $54         $29                $57

3 Years                  $189        $170        $90                $179

5 Years                  $329        $296        $157               $313

10 Years                 $738        $665        $356               $701



INVESTMENT ADVISER and FUND ADMINISTRATOR
The Investment Adviser and Fund Administrator is Brown Brothers Harriman & Co., Private Bankers, a New York limited partnership established in 1818. Brown Brothers Harriman has established a separately identifiable department (SID) to provide investment advice to mutual funds. The SID is registered with the SEC under the Investment Advisers Act of 1940. Brown Brothers Harriman is located at 140 Broadway, New York, NY 10005.

Brown Brothers Harriman provides investment advice and portfolio management services to the Funds. Subject to the general supervision of the Board of Trustees, Brown Brothers Harriman makes the day-to-day investment decisions for the Funds, places the purchase and sale orders for the portfolio transactions of the Funds, and generally manages the investments. Brown Brothers Harriman provides a broad range of investment management services for customers in the United States and abroad. At December 31, 2006, it managed total assets of approximately $44 billion.


In addition to a continuous investment program, Brown Brothers Harriman provides administrative services to the Funds by, among other things, providing officers (including the Fund's Chief Compliance Officer and officers to provide required certifications), shareholder communications and tax compliance. Brown Brothers Harriman also coordinates the provision of services to the Funds by nonaffiliated service providers.



For investment advisory and administrative services, Brown Brothers Harriman receives the following combined fee, computed daily and payable monthly:

                                             Percentage
                                             of Average Daily
                                             Net Assets

      BBH U.S. Treasury Money Fund           0.25%
      BBH Tax Exempt Money Fund              0.25%
      BBH Money Market Fund                  0.25% on the first $1 billion,
                                             0.20% on amounts over $1 billion


This fee compensates Brown Brothers Harriman for its services and its expenses (such as salaries of its personnel).

A discussion of the Board's review of the Predecessor Funds' investment advisory contract is available in the Predecessor Funds' Annual Report dated June 30, 2006.



      SHAREHOLDER INFORMATION

      Net Asset Value

      The Trust normally determines the NAV of each Fund every day the New York Stock Exchange is open for regular trading and the Federal Reserve banks are open for business. The BBH U.S. Treasury Money Fund and BBH Tax Exempt Money Fund each normally calculate their NAV once daily at noon, Eastern time. The BBH Money Market Fund normally calculates its NAV once daily at 2:00 p.m., Eastern time. NAV is the value of a single share of a Fund.

      It is anticipated that the NAV per share of the Funds will remain constant at $1.00. No assurance can be given that this goal can be achieved.

      The Trust values the assets of the BBH U.S. Treasury Money Fund and BBH Tax Exempt Money Fund at amortized cost, which is approximately equal to market value.



      Purchase of Shares

      The Trust offers shares of each Fund on a continuous basis at its NAV without a sales charge. The Trust reserves the right to determine the purchase orders for Fund shares that it will accept. Investors may purchase shares on any day the NAV is calculated. The Trust then executes purchases of Fund shares at the NAV per share next determined after the Trust receives the purchase order, including acceptable payment for such order. Shares of the BBH U.S. Treasury Money Fund, BBH Money Market Fund and BBH Tax Exempt Money Fund are entitled to dividends declared on the day the Trust executes the purchase order on the books of the Trust.



      An investor who has an account with an Eligible Institution or Financial Intermediary may place purchase orders for Fund shares through that Eligible Institution or Financial Intermediary, which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution or Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers. Brown Brothers Harriman is the only Eligible Institution at the current time and it has established a minimum initial purchase requirement of $100,000 for each Fund and a minimum subsequent purchase requirement of $100,000 for each Fund. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. Orders received by an Eligible Institution or a Financial Intermediary will be priced at the NAV next calculated after that Eligible Institution or Financial Intermediary, as agent of the Fund, receives the request in good order from its clients. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the purchase of Fund shares.



      An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares through Citigroup Global Transaction Services, the Funds' Transfer Agent. Such investor's order will be priced at the NAV next calculated after the Fund receives payment. Investors purchasing through the Transfer Agent will be entitled to dividends beginning on the day payment, if by check, is converted into federal funds (normally the business day after the check is received).
Such an investor has such shares held directly in the investor's name on the books of the Trust and is responsible for arranging for the payment of the purchase price of Fund shares. Brown Brothers Harriman, the Funds' Shareholder Servicing Agent has established a minimum initial purchase requirement for each Fund except Institutional Shares of the Money Market Fund, of $100,000 and a minimum subsequent purchase requirement of $25,000. Institutional Shares of the Money Market Fund has a minimum initial purchase of requirement of $5,000,000 and no minimum subsequent purchase. The Shareholder Servicing Agent may amend these minimum purchase requirements from time to time.

      Redemption of Shares

      The Trust executes your redemption request at the next NAV calculated after the Trust receives your redemption request. Shares of the Funds continue to earn daily dividends declared prior to the business day that the Trust executes the redemption request on the books of the Trust.

      Shareholders must redeem shares held by an Eligible Institution or a Financial Intermediary on behalf of such shareholder pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. Normally, the Trust pays proceeds of a redemption to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. An Eligible Institution or a Financial Intermediary may charge a transaction fee on the redemption of Fund shares.

      Shareholders may redeem shares held directly in the name of a shareholder on the books of the Trust by submitting a redemption request in good order to the Trust through the Shareholder Servicing Agent. The Trust pays proceeds resulting from such redemption directly to shareholders of the Funds generally on the day the redemption request is executed.

      A shareholder redeeming shares should be aware that the NAV of the shares of the Funds may, in unusual circumstances, decline below $1.00 per share. Accordingly, a redemption request may result in payment of a dollar amount which differs from the number of shares redeemed.

      Redemptions by the Trust

      The Shareholder Servicing Agent has established a minimum account size of $100,000 for the Funds except for the Institutional Shares of the Money market Fund which is $5,000,000, which may be amended from time to time. If the value of a shareholder's holdings in a Fund falls below that amount because of a redemption of shares, the Trust may redeem the shareholder's remaining shares.

      If such remaining shares are to be redeemed, the Trust notifies the shareholder and allows the shareholder, in the case of BBH U.S. Treasury Money Market Fund, BBH Tax Exempt Money Fund and Regular shares of BBH Money Market Fund, 60 days, and in the case of Institutional Shares of BBH Money Market Fund at least five days, to make an additional investment to meet the minimum requirement before the redemption is processed. Each Eligible Institution or Financial Intermediary may establish and amend from time to time for their respective customers a minimum account size, each of which is currently lower than that established by the Shareholder Servicing Agent.

      Further Redemption Information

      Redemptions of shares are taxable events on which a shareholder may realize a gain or a loss.

      The Trust may suspend a shareholder's right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable law may permit.

      Dividends and Distributions

      The net income and substantially all short-term capital gains and losses of the Funds, if any, are declared as a dividend daily and paid monthly.

      Determination of each Fund's net income is made each business day immediately prior to the determination of the NAV per share of each Fund. Net income for days other than such business days is determined at the time of the determination of the NAV per share of each Fund on the immediately preceding business day.

      Each Eligible Institution or Financial Intermediary may establish its own policy with respect to the reinvestment of dividends in additional Fund shares.



      Dividends declared are payable to shareholders of record of the Funds on the date of determination. For the BBH U.S. Treasury Money Fund and BBH Tax Exempt Money Fund, shares purchased through submission of a purchase order prior to noon, Eastern time on such a business day begin earning dividends on that business day. For the BBH Money Market Fund, shares purchased through submission of a purchase order prior to 2:00 p.m., Eastern time on such a business day begin earning dividends on that business day. Investors who purchase any Fund through the Transfer Agent are not entitled to earn dividends until payment is converted to federal funds. Shares redeemed do qualify for a dividend on the business day that the redemption is executed. Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Trust elects to have dividends paid in cash, the Trust automatically reinvests dividends in additional Fund shares without reference to the minimum subsequent purchase requirement.



      A shareholder who elects to have dividends paid in cash receives a check in the amount of such dividends. In the event a shareholder redeems all shares held at any time during the month, all accrued but unpaid dividends are included in the proceeds of the redemption and future purchases of shares by such shareholder will be subject to the minimum initial purchase requirements. There are no sales charges for the reinvestment of dividends.

      Taxes

      Dividends of net income and net short-term capital gains, if any, are taxable to shareholders of the BBH U.S. Treasury Money Fund and BBH Money Market Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares.

      The BBH Tax Exempt Money Fund expects that most of its net income will be attributable to interest on municipal obligations and as a result most of the Funds' dividends to shareholders will not be taxable. The non-exempt portions of dividends are taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares.

      The treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

      FINANCIAL HIGHLIGHTS



The Financial Highlights provided reflect the performance of the Predecessor Funds for periods prior to their reorganization into the Funds as of the close of business on June 12, 2007. Prior to the date of the reorganization, the Funds did not have any investment operations. Prior to the reorganization, the Money Market Fund invested all of its assets in the BBH U.S. Money Market Portfolio. Accordingly, the performance information provided is historical information of the Predecessor Funds and the BBH U.S. Money Market Portfolio. On the date of the reorganization, the Predecessor Funds' assets (inclusive of liabilities recorded on the Predecessor Funds' records) were transferred into the respective Successor Funds and the dissolution of the Predecessor Funds occurred on, or will occur within a short period of time after, the date of the reorganization. As a result of the reorganization, the shareholders of the Predecessor Funds received Shares of each Successor Fund, respectively.



The financial highlights table is intended to help an investor understand the financial performance of the Predecessor Funds. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in each Fund (assuming re investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report along with the Predecessor Funds' financial statements, are included in the Predecessor Funds' annual report which is available upon request.

BBH U.S. TREASURY MONEY FUND
FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share outstanding throughout each year



                                                                        For the years ended June 30,

                                                  2006            2005            2004              2003              2002
                                                 ------          ------          -------           ------            ------
Net asset value, beginning of year...............$1.00           $1.00           $1.00            $1.00            $ 1.00
Income from investment operations:
   Net investment income......................... 0.03            0.01           0.01 (1)           0.01              0.02
Dividends to shareholders from net
   investment income.............................(0.03)          (0.01)         (0.00) (1)        (0.01)            (0.02)
                                                 --------        --------       --------          --------           --------
Net asset value, end of year....................$ 1.00          $ 1.00          $ 1.00            $1.00            $ 1.00
                                                 = = = =         = = = =         = = = =           = = = =           = = = =
Total return..................................... 3.35%            1.41%          0.40%             0.91%             1.95%
Ratios / Supplemental data:
   Net assets, end of year
      (in millions)............................ $ 111           $   141         $  117            $  137            $  188
Ratio of expenses to average net assets
  Net expenses paid by Fund........................0.59%            0.56%         0.59%             0.57%             0.56%
  Expense offset arrangement.......................0.00% (2)        0.01%         0.00% (2)         0.00% (2)         0.00% (2)
                                                 --------        --------        --------          --------          --------
      Total expenses...............................0.59%            0.57%         0.59%             0.57%             0.56%
                                                 = = = =         = = = =         = = = =           = = = =           = = = =
  Ratio of net investment income to
      average net assets........................... 3.25%           1.49%        0.39%             0.92%              1.91%


(1)   Less than $0.01 per share.

(2)   Less than 0.01%.

BBH MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

As this is the Institutional Shares' first fiscal year, financial information is not yet available for that class. Performance shown is that of the Regular Shares.

Selected per share data and ratios for a Share outstanding throughout each year



                                                                             For the years ended June 30,
                                                     -----------------------------------------------------------------------------
                                                         2006             2005             2004            2003           2002
                                                        ------           ------           ------          ------         ------
Net asset value, beginning of year.................  $   1.00         $   1.00         $   1.00         $   1.00       $   1.00
Income from investment operations:
      Net investment income........................     0.04             0.01             0.01             0.01           0.02
Dividends to shareholders from net investment income   (0.04)           (0.01)           (0.01)           (0.01)         (0.02)
                                                       --------         --------         --------         --------       --------
Net asset value, end of year.......................  $   1.00         $   1.00         $   1.00         $   1.00       $   1.00
                                                        = = = =          = = = =          = = = =         = = = =        = = = =
Total return.......................................     3.76%            1.72%            0.59%            1.06%          2.10%

Ratios / Supplemental data1:
   Net assets, end of year
      (in millions)................................     $1,506          $1,258            $1,375          $1,459        $1,382
   Ratio of expenses to average
      net assets...................................     0.53%            0.52%             0.52%           0.52%         0.51%
   Ratio of net investment income to
      average net assets...........................     3.75%            1.70%             0.59%           1.05%         2.08%


1     Ratios include the Fund's share of Portfolio income, expenses paid by the
Portfolio and the Portfolio's expense offset arrangement, as appropriate.

BBH TAX EXEMPT MONEY FUND

BBH TAX EXEMPT MONEY FUND
-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share outstanding throughout each year

                                               For the years ended June 30,
                                     ----------------------------------------
                                     2006     2005       2004     2003   2002
                                     -----     -----     -----     -----  ---
Net asset value,
beginning of year                . $1.00     $1.00     $1.00     $1.00  $1.00

Income from investment operations:
   Net investment income .........  0.02      0.01      0.00(1)   0.01   0.01

Dividends to shareholders from
net investment income ........... (0.02)    (0.01)    (0.00)(1) (0.01) (0.01)
                                   -----     -----     -----     -----  -----

Net asset value, end of year ..... $1.00     $1.00     $1.00     $1.00  $1.00
                                   =====     =====     =====     =====  =====

Total return ....................  2.31%     1.15%     0.42%     0.72%  1.40%
Ratios/Supplemental data:
   Net assets, end of year
     (in millions) ..............  $493      $438      $453      $465   $414
   Net expenses paid by Fund ....  0.56%     0.56%     0.55%     0.56%  0.53%
   Expense offset arrangement ...  0.00%(2)  0.00%(2)  0.00%(2)  0.01%  0.02%
                                  -----     -----     -----     -----  -----
     Total expenses .............  0.56%     0.56%     0.55%     0.57%  0.55%
                                  =====     =====     =====     =====  =====
   Ratio of net investment income to
     average net assets .........  2.31%     1.15%     0.42%     0.72%  1.28%

----------
(1)   Less than $0.01 per share.

(2)   Less than 0.01%.

      ADDITIONAL INFORMATION

      BBH Money Market Fund

      U.S. GOVERNMENT SECURITIES. The BBH Money Market Fund may invest in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States.

      BANK OBLIGATIONS. The BBH Money Market Fund may invest in U.S. dollar-denominated high quality securities. These securities include negotiable certificates of deposit and fixed time deposits of banks, savings and loan associations and savings banks organized under the laws of the United States or any state thereof. The Funds' investments also include obligations of non-U.S. branches of such banks, or of non-U.S. banks or their U.S. or non-U.S. branches. (The Fund may only invest in obligations of such non-U.S. banks if such bank has more than $500 million in total assets).

   {circle}COMMERCIAL PAPER. The BBH Money Market Fund may invest in commercial paper including variable rate demand master notes issued by U.S. corporations or by non-U.S. corporations which are direct parents or subsidiaries of U.S. corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand.

   {circle}VARIABLE AND FLOATING RATE INSTRUMENTS--securities whose interest rates are reset daily, weekly or at another periodic date so that the security remains close to par, minimizing changes in its market value. These securities often have a demand feature which entitles the investor to repayment of principal plus accrued interest on short notice.

      BBH Money Market Fund and BBH U. S. Treasury Money Fund

      REPURCHASE AGREEMENTS. A repurchase agreement is an agreement in which the seller (the Lender) of a security agrees to repurchase from the BBH Money Market Fund or the BBH U. S. Treasury Money Fund (together, the "Funds") the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The Funds always receive U.S. Treasury or Agency securities (including mortgage-backed securities) as collateral. Repurchase agreements are subject to credit risk. If the lender defaults and the securities serving as collateral are ineligible securities for the Funds to purchase, it will liquidate the collateral securities in a time and manner determined by the Investment Adviser to be most beneficial to the Fund.

      OTHER OBLIGATIONS. Assets of the BBH Money Market Fund may be invested in bonds and asset-backed securities with maturities or put provisions not exceeding thirteen months, issued by U.S. corporations.

      BBH Tax Exempt Money Fund

      The following information describes the securities the Fund may purchase, the interest on which is exempt from federal income tax may be exempt from the AMT. However, other such securities not mentioned below may be purchased for the Fund if they meet the quality and maturity guidelines set forth in the Fund's investment policies.

      MUNICIPAL BONDS. Municipal securities are issued to raise money for a variety of purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities provide interest income that is exempt from federal income tax, other than the AMT. They generally have maturities of one year or more. The Fund may purchase Municipal Bonds with a remaining maturity of 397 days or less. These securities include:

   {circle}General Obligation Bonds--bonds backed by the municipality's pledge of full faith, credit and taxing power.

   {circle}Revenue Bonds--bonds backed by revenues generated by a specific project, facility or tax. These include municipal lease obligations; certificates of participation; municipal water, sewer and power utilities; healthcare facilities; transportation projects; higher education or housing facilities; industrial development and resource recovery bonds.

   {circle}Refunded or Escrowed Bonds--general obligation or revenue bonds that have been fully secured or collateralized by an "escrow fund" consisting of U.S. government obligations that can adequately meet interest and principal payments.

   {circle}Zero Coupon Bonds--securities issued at a discount from their face value that pays all interest and principal upon maturity.

      OTHER FEDERAL TAX-EXEMPT OBLIGATIONS--Any other Federal tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Fund would be consistent with such Fund's Investment Objectives, Investment Strategies, and permissible under Rule 2a-7 under the Investment Company Act of 1940 as amended.

      STAND-BY COMMITMENTS--When the Fund purchases Municipal Obligations it may also acquire stand-by commitments from banks and other financial institutions with respect to such Municipal Obligations. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at such Fund's option a specified Municipal Obligation at a specified price with same day settlement.

      MUNICIPAL NOTES. Debt obligations issued by states, local governments and regional authorities which provide interest income that is exempt from regular federal income taxes, other than the AMT. They generally have maturities of less than one year. These securities include:

   {circle}Tax and Revenue Anticipation Notes--notes issued in expectation of future taxes or revenues.

   {circle}Bond Anticipation Notes--notes issued in anticipation of the sale of long-term bonds.

      MUNICIPAL COMMERCIAL PAPER--obligations issued to meet short-term working capital or operating needs.


      VARIABLE AND FLOATING RATE INSTRUMENTS--securities whose interest rates are reset daily, weekly or at another periodic date so that the security remains close to par, minimizing changes in its market value. These securities often have a demand feature which entitles the investor to repayment of principal plus accrued interest on short notice.


      FREQUENT TRADING POLICY

      Given the short-term nature of the Funds' investments and their use of the amortized cost method for calculating the NAV of Fund Shares, the Funds do not anticipate that in the normal case frequent or short-term trading into and out of the Funds will have significant adverse consequences for the Funds and their shareholders. For this reason and because the Funds are intended to be used as a liquid short-term investment, the Funds' Board has not adopted policies or procedures to monitor or discourage frequent or short-term trading of the Funds' Shares. Regardless of their frequency or short-term nature, purchases and redemptions of Fund Shares can have adverse effects on the management of the Funds' portfolios and their performance.

      PORTFOLIO HOLDINGS INFORMATION (BBH TAX-EXEMPT MONEY FUND AND BBH U.S. TREASURY MONEY FUND)

      Information concerning the Funds' portfolio holdings is available on the BBH website at www.bbhfunds.com. A complete listing of the Fund's portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month.


      PORTFOLIO HOLDINGS INFORMATION (BBH MONEY MARKET FUND)

      Information concerning the Fund's portfolio holdings is available on the BBH website at www.bbhfunds.com. A complete listing of the Funds' portfolio holdings as of the end of each week is posted on the website weekly and remains posted until replaced by the information for the succeeding week.

      The Board of Trustees receives periodic reports from Brown Brothers Harriman concerning arrangements involving the disclosure of portfolio securities.

      You may also access from the "Online Literature/Holdings Report" section of the website portfolio information as of the end of each of the Fund's fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

      More information on the Funds is available free upon request, including the following:

      Annual/Semi-Annual Report Includes the Funds' financial statements and lists portfolio holdings.

      Statement of Additional information (SAI)

      Provides more details about each Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus).

      To obtain information or make shareholder inquiries:

      By telephone Call 1-800-625-5759

      By mail write to the Funds' Shareholder Servicing Agent:

      Brown Brothers Harriman

      140 Broadway

      New York, New York 10005

      By E-mail send your request to: bbhfunds@bbh.com

      On the Internet:

      Text-only versions of Fund documents, including a recent statement of Fund holdings, can be viewed online or downloaded from:

      Brown Brothers Harriman

      http://www.bbhfunds.com

      SEC http://www.sec.gov

      You can also review or obtain copies by visiting the SEC's Public Reference Room in Washington, DC or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

      SEC file number 811-21829

      [LOGO]

      BROWN BROTHERS HARRIMAN







                                     - 10 -



                      STATEMENT OF ADDITIONAL INFORMATION

                                BBH CORE SELECT
                                 Class N Shares



                     140 Broadway, New York, New York 10005



                                 June 12, 2007



BBH Core Select (the "Core Select" or the "Fund") is a separate series of BBH Trust. (the "Trust"), a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently offers Class N shares. The Trust is a Delaware statutory trust organized on October 28, 2005. The Fund is designed to enable investors to be invested in a portfolio of equity securities of companies that are well established and financially sound. The Fund's investment objective is to provide investors with tax-efficient long-term capital growth while also generating current income. There can be no assurance that the investment objective of the Fund will be achieved.

The Fund is a successor to a mutual fund of the same name, which was a series of BBH Fund, Inc., (the "Predecessor Fund") The Fund has the same investment objective and policies as its predecessor.



      Brown Brothers Harriman ("Brown Brothers Harriman") is the investment adviser (the "Investment Adviser") to the Fund. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the Fund dated June 12, 2007, as supplemented from time to time, a copy of which may be obtained from the Trust at the address noted above.

TABLE OF CONTENTS

Page

Investments
3
        Investment Objective and Policies
3
        Investment Restrictions
7
Management
9
        Board of Trustees
14
        Code of Ethics
16
        Voting Proxies on Fund Portfolio Securities
16
        Portfolio Holdings Information
20
        Investment Adviser
20
        Administrators
23
        Distributor
24
        Shareholder Servicing Agent
24
        Financial Intermediaries
25
        Eligible Institutions
25
        Expense Payment Agreement
26
        Custodian, Transfer and Dividend Disbursing Agent
26
        Independent Registered Public Accounting Firm
26
Net Asset Value
27
Computation of Performance
27
Purchases and Redemptions
29
Federal Taxes
29
Description of Shares
31
Portfolio Brokerage Transactions
33
Additional Information
36
Financial Statements
36
Appendix - Listing of Service Providers                                       37

INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

      The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund. In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.

      Although the Investment Adviser expects to invest the assets of the Fund primarily in common stocks, it may also purchase other securities with equity characteristics, including securities convertible into common stock, trust or limited partnership interests, rights, warrants and American Depositary Receipts.

Equity Investments

      Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Foreign Securities

The fund has the authority to invest up in foreign securities (including European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") and American Depository Receipts ("ADRs"), or other securities representing underlying shares of foreign companies. EDRs are receipts issued in Europe which evidence ownership of underlying securities issued by a foreign corporation. ADRs are receipts typically issued by an American bank or trust company, which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the U.S. and Europe and are designed for use throughout the world.
There are certain risks involved in investing in securities of companies and governments of foreign nations that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to domestic companies. The yield of the fund may be adversely affected by fluctuations in value of one or more foreign currencies relative to the U.S. dollar. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that could reduce the yield on such securities. Because the fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of portfolio securities and the appreciation or depreciation of investments. Investment in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on domestic exchanges, the expense of maintaining securities with foreign custodians, and the imposition of transfer taxes or transaction charges associated with foreign exchanges. Moreover, individual foreign economics may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The fund may invest in securities of foreign governments (or agencies or subdivisions thereof), and therefore many, if not all, of the foregoing considerations apply to such investments as well. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. In addition, the fund may invest in securities into which they may be converted. The fund also may invest in securities denominated in European Currency Units ("ECUs"). An ECU is a "basket" of a specified amount of currencies of certain member states of the European Community. In addition, the fund may invest in securities denominated in other currency "baskets."

FOREIGN TAXES.    A fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

Hedging Strategies

      Options on Stock. For the sole purpose of reducing risk, put and call options on stocks may be purchased for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund's net assets would be at risk. A call option on a stock gives the purchaser of the option the right to buy the underlying stock at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying stock at a fixed price at any time during the option period. To liquidate a put or call option position, a "closing sale transaction" may be made for the Fund at any time prior to the expiration of the option which involves selling the option previously purchased.

      Options on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stock indexes may be purchased for the Fund. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of stock indexes are the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange) and the New York Stock Exchange Composite Index (New York Stock Exchange).

      Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a fixed price (strike price), an option on a stock index gives the holder the right to receive a cash exercise settlement amount equal to (a) the amount, if any, by which the strike price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed index multiplier. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the strike price of the option times a specified multiple.

      The effectiveness of purchasing stock index options as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio of the Fund being hedged correlate with price movements of the stock index selected. The value of an index option depends upon future movements in the level of the overall stock market measured by the underlying index before the expiration of the option. Accordingly, the successful use of options on stock indexes for the Fund is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. Brokerage costs are incurred in the purchase of stock index options and the incorrect choice of an index or an incorrect assessment of future price movements may result in poorer overall performance than if a stock index option had not been purchased.

      The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for the Fund to close out its written option positions. Also, the securities exchanges have established limitations on the number of options which may be written by an investor or group of investors acting in concert. It is not contemplated that these position limits will have any adverse impact on the Fund's portfolio strategies.

      Futures Contracts on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes ("Futures Contracts") may be entered into for the Fund.

      In order to assure that the Fund is not deemed a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the Fund enter into transactions in futures contracts and options on futures contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets.

      Futures Contracts provide for the making and acceptance of a cash settlement based upon changes in the value of an index of stocks and are used to hedge against anticipated future changes in overall stock market prices which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities which are intended to be purchased at a later date. A Futures Contract may also be entered into to close out or offset an existing futures position.

      In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken would rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

      The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent of which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of a Futures Contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of the future price movements over the short term in the overall stock market may result in a poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

      When the Fund enters into a Futures Contract, it may be initially required to deposit, in a segregated account in the name of the broker performing in the transaction, an "initial margin" of cash, U.S. Government securities or other high grade liquid obligations equal to approximately 3% of the contract amount. Initial margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or eligible securities called "variation margin", with its futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

      Currently, Futures Contracts can be purchased on stock indexes such as the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange) and the New York Stock Exchange Composite Index (New York Stock Exchange).

      Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

Short-Term Instruments

      The assets of the Fund may be invested in U.S. dollar denominated short-term instruments, including repurchase agreements, obligations of the U.S. Government, its agencies or instrumentalities, commercial paper and bank obligations (such as certificates of deposit, fixed time deposits, and bankers' acceptances). Cash is held for the Fund in demand deposit accounts with the Fund's custodian bank.

Repurchase Agreements

     The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements are considered by the Staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability dispose of the underlying securities. If the lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Investment Adviser.

Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 15% of the market value of the Fund's total assets would be invested in such repurchase agreements together with any other investment being held for the Fund for which market quotations are not readily available.

Collateral for repurchase agreements may be held by a custodian other than Brown Brothers Harriman

U.S. GOVERNMENT SECURITIES

     These securities are issued or guaranteed by the U.S. government, its agencies or instrumentalities and may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association, the Federal Farm Credit System, the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. government securities.

Restricted Securities


      Securities that have legal or contractual restrictions on their resale may be acquired for the Fund. The price paid for these securities, or received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities reflects any limitation on their liquidity.

When-Issued and Delayed Delivery Securities

      Securities may be purchased for the Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to the Fund until delivery and payment take place. At the time the commitment to purchase securities on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Fund's net asset value (NAV). At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

Loans of Portfolio Securities

      Loans up to 30% of the total value of the securities of the Fund are permitted. Securities of the Fund may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays the Fund any income accruing thereon, and cash collateral may be invested for the Fund, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated.
Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. Reasonable finders and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Fund. Securities of the Fund are not loaned to Brown Brothers Harriman or to any affiliate of the Fund or Brown Brothers Harriman.

INVESTMENT RESTRICTIONS

      The Fund is operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act).
The Fund, may not:

DIVERSIFICATION
The Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that it is not limited by that Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

CONCENTRATION
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the Investment Company Act of 1940, any rule or order thereunder, or any SEC staff interpretation thereof. Futures and options contracts, tax-exempt government securities and tax-exempt municipal securities will not be deemed to constitute an industry.

UNDERWRITING
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

INVESTING IN COMMODITIES
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

INVESTING IN REAL ESTATE
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

BORROWING MONEY AND ISSUING SENIOR SECURITIES
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

LENDING
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

THE ABOVE LIMITATIONS CANNOT BE CHANGED UNLESS AUTHORIZED BY THE BOARD AND BY THE "VOTE OF A MAJORITY OF ITS OUTSTANDING VOTING SECURITIES," AS DEFINED BY THE 1940 ACT. THE FOLLOWING LIMITATIONS, HOWEVER, MAY BE CHANGED BY THE BOARD WITHOUT SHAREHOLDER APPROVAL. SHAREHOLDERS WILL BE NOTIFIED BEFORE ANY MATERIAL CHANGE IN THESE LIMITATIONS BECOMES EFFECTIVE.

ILLIQUID SECURITIES
The Funds will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that a Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 5% of a Fund's net assets.

INVESTING IN OTHER INVESTMENT COMPANIES
The Funds may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by a Fund in shares of other investment companies may be subject to such additional expenses. At the present time, the Funds expect that its investments in other investment companies may include shares of money market funds, including funds affiliated with the Funds' investment adviser. The Funds may invest in the securities of affiliated money market funds as an efficient means of managing a Fund's uninvested cash.

PURCHASES ON MARGIN
The Funds will not purchase securities on margin, provided that the Funds may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that the Funds may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

PLEDGING ASSETS
The Funds will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

SELLING SHORT
The Funds will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time;

RESTRICTED SECURITIES
The Funds will not purchase securities that are restricted at the time of purchase, except that the Funds may purchase Rule 144A securities.

For purposes of the above limitations:

   {circle}the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items and "bank instruments";

   {circle}Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

   {circle}The Fund will not make investments that will result in the investment of 25% or more of its assets in the securities of issuers primarily engaged in the same industry. Futures and options contracts, government securities and municipal securities will not be deemed to constitute an industry.





MANAGEMENT

      Information pertaining to the Trustees and executive officers of the Trust is set forth below. All of the Trustees are not "interested persons" of the Trust as defined by the 1940 Act.

NAME, BIRTH   POSITION(S)  TERM OF  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                        NUMBER OF FUNDS IN  OTHER
DATE AND      HELD WITH    OFFICE#                                                                     FUND COMPLEX        DIRECTOR-
ADDRESS       TRUST        AND                                                                         OVERSEEN BY         SHIPS
                           LENGTH                                                                      TRUSTEE{circumflex} HELD BY
                           OF TIME                                                                                         TRUSTEE
                           SERVED
Joseph V.     Chairman of  Since    Managing Director, Chairman and Chief Executive Officer of Shields 7                   None
Shields Jr.   the Board    2007     & Company (member of New York Stock Exchange); Chairman of Capital
              and Trustee           Management Associates, Inc. (registered investment adviser);
Birth Date:                         Director of Flower Foods, Inc. (New York Stock Exchange listed
March 17,                           company).
1938

Shields &
Company 140
Broadway
New York, NY
10005
Eugene P.     Trustee      Since    Chairman & CEO of Westport Asset Fund, Inc.                        7                   Director
Beard                      2007                                                                                            of Old
                                                                                                                           Westbury
Birth Date:                                                                                                                Funds (7
March 17,                                                                                                                  funds)
1935

372 Danbury,
Road
2nd Floor,
Wilson, CT
06897
David P.      Trustee      Since    Director of Jeffrey Co. (1992 to present); Director of QMED (1999  7                   Director
Feldman                    2007     to present).                                                                           of
                                                                                                                           Dreyfus
Birth Date:                                                                                                                Mutual
November 16,                                                                                                               Funds (59
1939                                                                                                                       Funds)

140 Broadway
New York, NY
10005
Alan G. Lowy  Trustee      Since    Private Investor.                                                  7                   None
                           2007
Birth Date:
April 17,
1939

4111 Clear
Valley Drive
Encino, CA
91436
Arthur D.     Trustee      Since    Retired; Trustee, R.K. Mellon Family Trust (1981 to June 2003);    7                   None
Miltenberger               2007     General Partner, Mellon Family Investment Company IV, V and VI
                                    (1983 to 2002); Director of Aerostructures Corporation (aircraft
Birth Date:                         manufacturer) (1996 to July 2003).
November 8,
1938

503
Darlington
Road
Ligonier, PA
15658
Samuel F.     Trustee      Since    Private Investor.                                                  7                   None
Pryor, IV                  2007

Birth Date:
June 12, 1955

130 East 67th
Street
New York, NY
10021
H. Whitney    Trustee      Since    President, Clear Brook Advisors, a registered investment advisor.  7                   None
Wagner                     2007
Birth Date:
March 3, 1956
Clear Brook
Advisors
75
Rockefeller
Plaza, 14th
Floor
New York, NY
10019



OFFICERS
John A.      President   Since 2007 President and Principal Executive Officer of the Trust (since January 2004); He joined   N/A N/A
Nielsen      and                    Brown Brothers Harriman & Co. ("BBH & Co.") in 1968 and has been a Partner of the firm
             Principal              since 1987.
Birth Date:  Executive
July 15,     Officer
1943

140 Broadway
New York, NY
10005
Charles H.   Treasurer,  Since 2007 Treasurer, Principal Financial Officer and Anti-Money Laundering Officer of the Trust;   N/A N/A
Schreiber    Principal              Senior Vice President of BBH & Co. since September 2001; Joined BBH & Co. in 1999.
             Financial
Birth Date:  Officer,
December 10, Anti-Money
1957         Laundering
             Officer
140 Broadway
New York, NY
10005
Mark Nixon   Assistant   Since 2007 Assistant Secretary of the Trust, Vice President of BBH & Co. (since October 2006),      N/A N/A
             Secretary,             Accounting Manager, Reserve Funds (August 2005-September 2006) Assistant Controller,
Birth Date:  Assistant              Reserve Funds (February 2005-August 2005), Project Manager-Nixon Consulting (December
May 4, 1966  Treasurer              2001-February 2005).

140 Broadway
New York, NY
10005
Michael F.   Chief       Since 2007 Chief Compliance Officer of the Trust; Senior Vice President of BBH & Co. since          N/A N/A
Hogan        Compliance             September 1994; Joined BBH & Co. in 1985.
             Officer
Birth Date:
January 25,
1963

50 Milk
Street
Boston, MA
02109
Gail C.      Secretary   Since 2007 Secretary of the Trust (since August 2002); Counsel, ReedSmith, LLP (since October       N/A N/A
Jones                               2002); Corporate Counsel (January 1997 to September 2002) and Vice President (January
                                    1999 to September 2002) of Federated Services Company.
Birth Date:
October 26,
1953

1001 Liberty
Avenue
Pittsburgh,
PA 15222-
3779
Judith J.    Vice        Since 2007 Vice President of the Trust (since August 2002); Vice President (since November 1997) of N/A N/A
Mackin       President              Federated Services Company.

Birth Date:
May 30, 1960

1001 Liberty
Avenue,
Pittsburgh,
PA 15222-
3779
John C.      Assistant   Since 2007 Assistant Treasurer of the Trust (since August 2002); Assistant Vice President (since    N/A N/A
Smith        Treasurer              September 2001); Associate (September 2000 to August 2001); and Senior Analyst (June
                                    1999 to August 2000) of BBH & Co.
Birth Date:
August 2,
1965

50 Milk
Street
Boston, MA
02109

# Each Trustee of the Trust holds office until he or she attains the age of 70 (72, in the case of Trustees who were elected as such before January 1, 2000), or until he or she sooner dies, resigns or is removed from office in accordance with the provisions of the Trust's Declaration of Trust. All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust's By-laws).


   {circumflex}The Fund Complex consists of the Trust, which has seven series and are each counted as one "fund" for purposes of this table.




BOARD OF TRUSTEES
      The Trust's Trustees, in addition to supervising the actions of the Trust's Investment Adviser, the Administrator and the Distributor, as set forth below, decide upon matters of general policy with respect to the Trust. The Board meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designed to promote compliance with various regulatory requirements. At least annually, the Trustees of the Trust review the fees paid to the Investment Adviser for investment advisory services, and evaluate, among other things, the quality of such services and comparative fee information with respect to similar investment companies. The Trustees are assisted in this process by independent legal counsel.

      The Trustees (except Mr. Shields) serve on an Audit Committee that selects the independent public accounts for the Fund and review accounting policies and controls.
      Messrs. Shields, Feldman and Carpenter serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the "fair value" of any security for which market quotations are not readily available.

TRUSTEE EQUITY OWNERSHIP AS OF 12/31/06

Name of      Dollar Range of     Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by
Trustee      Equity Securities   Trustee in BBH Family of Funds
             in the Fund
Joseph V.    None                Over $100,000
Shields, Jr.
Eugene P.    None                None
Beard
David P.     None                None
Feldman
Alan G. Lowy None                None
Arthur D.    None                Over $100,000
Miltenberger
Samuel F.    None                None
Pryor, IV
H. Whitney   None                None
Wagner

COMPENSATION

      Each member of the Board of Trustees receives a base annual fee of $50,000 and such base annual fee is allocated among all series of the Trust, based upon their respective net assets). The Chairman of the Board (Mr. Shields) and the Chairman of the Audit Committee (Mr. Miltenberger) receive an additional fee of $12,500 and $10,000 per year, respectively. In addition, each Trustee receives an additional fee of $2,500 for attending each special Board meeting (meetings of the Board other than the regularly scheduled quarterly Board meetings).

TRUSTEE COMPENSATION FOR THE CALENDAR YEAR ENDED 12/31/2006*

Name of Person,     Aggregate            Pension or Retirement Benefits Accrued  Estimated Annual  Total Compensation from Fund
Position            Compensation from    as Part of Fund Expenses                Benefits upon     Complex** paid to Trustee
                    Fund                                                         Retirement
Joseph V. Shields,  $1007.87             None                 None                        $50,000
Jr., Trustee
Eugene P. Beard,    $808.02              None                 None                        $40,000
Trustee
David P. Feldman,   $808.02              None                 None                        $40,000
Trustee
Alan G. Lowy,       $808.02              None                 None                        $40,000
Trustee
Arthur D.           $972.52              None                 None                        $45,000
Miltenberger,
Trustee
Samuel F. Pryor,    $808.02              None                 None                        $32,000
IV, Trustee
H. Whitney          $215.27              None                 None                        None
Wagner***

* Compensation shown was for services rendered on behalf of the Predecessor
Funds.
** Because the Fund is a new portfolio of the Trust, Trustee compensation has not yet been earned and will be reported following the Fund's next fiscal year. *** Mr. Wagner became a Trustee of the Trust on December 11, 2006; therefore compensation has not yet been earned and will be reported following the Funds' next fiscal year.

{circumflex}The Fund Complex consists of the Trust, which has seven series and are each counted as one "fund" for purposes of this table.

Because of the services rendered to the Trust by the Investment Adviser and the Administrators, the Trust requires no employees other than its Officers, and the Officers receive no compensation from the Trust or the Fund.


CODE OF ETHICS

The Trust, the Investment Adviser and the Distributor (each as described below) have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits affected personnel to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions reasonably designed to identify and address potential conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Trust, the Investment Adviser and the Distributor are on file with the SEC.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

     The Board has delegated to the Investment Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the Investment Adviser's policies and procedures for voting the proxies, which are described below.

PROXY VOTING POLICES

     The Investment Adviser generally will cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management; increase shareholder value; maintain or increase shareholder influence over the issuer's board of directors and management; and maintain or increase the rights of shareholders.

     The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Investment Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

The Investment Adviser will generally vote FOR proposals to:

{circle}Declassify the board of directors and require annual election of directors
{circle}Require auditor independence where availability of independent candidates is reasonable
{circle}Ensure shareholders' right to confidential voting
{circle}Require shareholder vote on any future poison pill
{circle}Removal of super-majority vote requirements
{circle}Change to a simple majority vote for shareholders
{circle}Restrict charitable contributions
{circle}Prevent a company from soliciting/influencing employees' political contributions
{circle}Convert traditional stock option plans to performance-
   indexed/benchmarked/indexed-based stock option plans
{circle}Review link between stock option compensation and performance {circle}Issue reverse stock splits
{circle}Repurchase shares when deemed appropriate by management {circle}Declare dividends when deemed appropriate by management {circle}Appoint external independent auditors
{circle}Deliver annual reports
{circle}Adjust executive performance-based incentive compensation to exclude non-recurring or non-operating income from the calculation {circle}Expense stock options on income statement/exceed the requirements of
   SFAS 123/provide more detailed reporting of stock option accounting.

The Investment Adviser will generally vote AGAINST proposals to do the following when the company is in compliance with existing regulation:

{circle}Classify/stagger the election of directors
{circle}Require adoption of a workplace/vendor code of conduct based on international conventions or require additional reporting {circle}Environmental reporting, restrictions or requirements
{circle}Disclose strategic development planning
{circle}Socially-responsible criteria/social performance/human capital development/employee satisfaction criteria in executive compensation {circle}Modify existing Equal Employment Opportunity policy language {circle}Specifically restrain international lending practices
{circle}Require social/environmental/community "sustainability" reports {circle}Restrict, label, prohibit, require shareholder approval of genetically modified foods or products/activities containing specific chemicals/environmental agents
{circle}Require specific pension plan offerings for employees
{circle}Restrict or require reporting on political contributions/political lobbying/employees who serve in a governmental capacity
{circle}Require cumulative voting
{circle}Impose pharmaceutical price caps/ceilings
{circle}Initiate or renew poison pills (shareholder rights plans) {circle}Reprice stock options
{circle}Require geographic rotation of annual meetings
{circle}Dictate company activities or require additional reporting regarding military activities/weaponization of space
{circle}Require a company to pay/increase a dividend or dictate use of cash flow {circle}Require reporting on anti-predatory lending practices or linking anti-
   predatory lending practices to executive compensation
{circle}Form a separate board committee to review sub-prime lending {circle}Nominate a "wage roll employee" or any other specific category of person to the board
{circle}Require reporting of cell-phone related accidents
{circle}Require additional tobacco warnings/smoke-free restaurants and facilities
{circle}Restrict investment in tobacco, alcohol, gambling or other stocks {circle}Require additional reporting or rules concerning animal rights {circle}Conversion from closed-end fund to open-end fund
{circle}Prohibit privatization/require reports on prohibiting privatization {circle}Establish a shareholder matching gift plan
{circle}Link executive compensation to workforce/employee hiring trends {circle}Require a fixed date for annual meetings
{circle}Require additional special reporting about advertising practices {circle}Issue new shares (stock split) when the proposed new total number of shares is greater than 2 1/2 times the currently outstanding number of shares (10% for international companies, unless use of funds is specified).

The Investment Adviser will review the following types of proposals on a case-by-case basis:

{circle}Executive severance and compensation arrangements
{circle}Requirements to hire a proxy voting firm
{circle}Women/minorities on the board of directors
{circle}Multiple candidates for the board of directors
{circle}Composition of the board of directors
{circle}Independent nominating committee of the board of directors {circle}Non-discrimination on the basis of sexual preference
{circle}Suspension or cancellation of restricted stock program
{circle}Cap on non-audit fees for auditor
{circle}Term limits
{circle}Board committee to review conflicts of interest
{circle}State of incorporation
{circle}Separation of role of Chairperson and CEO
{circle}Require independent chairperson
{circle}All take over bids

The Investment Adviser will abstain from voting on an increase of Rule 12b-1 fees for open-end mutual funds.

PROXY VOTING PROCEDURES

     The Investment Adviser has formed a Proxy Review Committee (PRC) to exercise all voting discretion in accordance with the proxy voting policies.
The PRC is chaired by a senior investment management portfolio manager who oversees proxy review procedures and opinions. All members of the PRC are investment management employees who are Series 7 and 66 registered, except that there shall be at least one member who is an officer of Brown Brothers Harriman Trust Company. An investment management partner also oversees the activities of the PRC and is consulted on complex proxy issues and general PRC guidelines. In addition, the PRC will consult with a buy-side equity analyst of the Investment Adviser who follows a particular company on certain significant proposals concerning that company, such as mergers. Casting of votes will be performed and recorded by the Investment Adviser's Investment Management Services Proxy Processing Group (IMS) as directed by the PRC. All voting decisions by the PRC will be documented together with the committee's reasoning as to how they arrived at their vote.

CONFLICTS OF INTEREST

     The Investment Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Investment Adviser. This may occur when a significant business relationship exists between the Investment Adviser (or its affiliates) and a company involved with a proxy vote. The PRC Chairperson will identify and document known potential or existing conflicts. Once identified, the Chairperson will document the reasons why such voting action should be taken. Additionally, if a member of the PRC becomes conflicted with a proxy voting matter, either directly or indirectly, or through association with that PRC member's business line, he or she must inform the Chairperson of the PRC of their conflicted status and document how and why that individual reached a conflicted status. This record will then be maintained by the IMS as part of the voting record. The conflicted PRC member will then become restricted to voting in the conflicted proxy matter and the Chairperson in charge of the PRC will assign another unrestricted individual to vote on that proxy matter. If the conflict covers all members of the PRC then the Chairperson of the PRC will document the PRC's decision on how to vote the conflicted proxies. In the event of a conflict of interest that is deemed to be irreconcilable by the Chairperson of the PRC, the Chairperson will review the conflict with either the Chairman of the Fund's Board of Trustees or the Chairman of the Audit Committee. The voting record on conflicted proxies will be reviewed by the Investment Adviser's Compliance Department for completeness of the documentation.

PROXY VOTING REPORT

     A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through BBH's website. Go to www.bbhfunds.com; select "Online Literature/Holdings Report" to access the link to Form N-PX.


PORTFOLIO HOLDINGS INFORMATION


      The Board of Trustees receives periodic reports from Brown Brothers Harriman concerning arrangements involving the disclosure of portfolio securities.

      Information concerning the Fund's portfolio holdings is available on the BBH website at www.bbhfunds.com. A complete listing of the Fund's portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month. Monthly portfolio holdings information will remain available and be updated on a continuous basis.

      You may also access from the "Online Literature/Holdings Report" section of the website portfolio information as of the end of each of the Fund's fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

      Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services.



INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Under a combined Investment Advisory and Administrative Services Agreement ("Agreement") with the Trust, subject to the general supervision of the Trust's Trustees and in conformance with the stated policies of the Fund, Brown Brothers Harriman & Co. ("Brown Brothers Harriman") provides investment advice, and portfolio management and administrative services to the Fund.

INVESTMENT ADVISORY SERVICES
It is the responsibility of Brown Brothers Harriman to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions of the Fund, and to manage, generally, the investments of the Fund.

     The Agreement between Brown Brothers Harriman and the Fund is dated December 11, 2006 and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) or by the Fund's Trustees, and
(ii) by a vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Trustees") cast in person at a meeting called for the purpose of voting on such approval. The Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Fund, or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) on 60 days' written notice to Brown Brothers Harriman and by Brown Brothers Harriman on 90 days' written notice to the Fund. (See "Additional Information".)

      The combined investment advisory and administrative services fee paid to Brown Brothers Harriman is calculated daily and paid monthly at an annual rate equal to 0.80% of the Fund's average daily net assets. For the fiscal years ended October 31, 2006, 2005 and 2004, the Fund incurred $486,885 $354,637 and $313,533, respectively. Compensation shown was for services rendered on behalf of the Predecessor Fund under a separate agreement that covered only advisory fees.

      The investment advisory services of Brown Brothers Harriman to the Fund are not exclusive under the terms of the Agreement. Brown Brothers Harriman is free to and does render investment advisory services to others, including other registered investment companies.


Pursuant to a license agreement between the Trust and Brown Brothers Harriman dated December 11, 2006, the Funds, including each series thereof, may use "Brown Brothers Harriman" in their names. The license agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Trust, upon the expiration or earlier termination of any agreement between the Trust or any investment company in which a series of the Trust invests all of its assets and Brown Brothers Harriman. Termination of the license agreement would require the Trust to change its name and the names of the Funds to eliminate all references to Brown Brothers Harriman.

ADMINISTRATIVE SERVICES
Brown Brothers Harriman acts as Administrator of the Trust under the terms of the combined Agreement.
In its capacity as Administrator of the Trust, Brown Brothers Harriman administers all aspects of the Trust's 's operations subject to the supervision of the Board of Trustees except as set forth above under "Investment Adviser" and below under "Distributor." In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman (i) provides the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Trust ; (ii) oversees the performance of administrative and professional services to the Trust by others, including the Transfer and Dividend Disbursing Agent; (iii) provides adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the registration statements and each Fund's prospectus, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for each Fund and reports to shareholders and the SEC.

      For the fiscal years ended October 31, 2006, 2005 and 2004 the Fund incurred, $112,358, $81,839, and $72,354, respectively, for administrative services. Compensation shown was for services rendered on behalf of the Predecessor Fund under a separate agreement that covered only administrative services.

Pursuant to separate Sub-administrative Services Agreements between Brown Brothers Harriman and each of Federated Services Company ("Federated"), the Sub-administrator performs such sub-administrative duties for the Funds as are from time to time agreed upon by Brown Brothers Harriman and the Sub-administrator. The offices of Federated are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The offices Brown Brothers Harriman are located at 140 Broadway, New York, New York 10005. The Sub-administrator's duties may include, but are not necessarily limited to, providing equipment and clerical personnel necessary for maintaining the organization of the Funds , participating in the preparation of documents required for compliance by the Funds with applicable laws and regulations, preparing certain documents in connection with meetings of Trustees and shareholders of the Funds, and other functions that would otherwise be performed by Brown Brothers Harriman as set forth above (see "Administrator"). For performing such sub-administrative services, the Sub-administrator receives such compensation from Brown Brothers Harriman as is from time to time agreed to between Brown Brothers Harriman and the Sub-administrator, which fees, in the aggregate, may not exceed the amount paid to Brown Brothers Harriman by the Funds, respectively.

PORTFOLIO MANAGER INFORMATION
The following information about the Fund's two Co-Portfolio Managers, Mr. Richard H. Witmer, Jr., and Mr. Timothy E. Hartch, is provided as of the end of the Fund's most recently completed fiscal year.

-------------------------------------------------------------------------
 OTHER ACCOUNTS CO-MANAGED BY                 TOTAL NUMBER OF OTHER
 RICHARD H. WITMER, JR. AND TIMOTHY E. HARTCH ACCOUNTS MANAGED/
                                              TOTAL ASSETS (IN MILLIONS)
-------------------------------------------------------------------------
 Registered Investment Companies              None
-------------------------------------------------------------------------
 Other Pooled Investment Vehicles             1/$332.4
-------------------------------------------------------------------------
 Other Accounts                               664/$1,569.8
-------------------------------------------------------------------------
Mr. Witmer and Mr. Hartch do not manage any accounts individually.

The "Other Pooled Investment Vehicle" listed in the table above refers to 1818 Partners, L.P., 1818 Partners {Offshore), L.P., and 1818 Partners 2005 Co-Investment Fund, L.P. (collectively "1818 Partners"). 1818 Partners is a concentrated, long-only investment partnership that invests through a master-feeder structure in companies that provide essential products and services and have market capitalizations at the time of purchase of less than $5.0 billion. Brown Brothers Harriman E. Co. ("BBH") is the General Partner of 1818 Partners and receives a 15% incentive profit allocation at the end of each year. No other account co-managed by Mr. Witmer and Mr. Hartch has an incentive profit allocation or advisory fee based on the performance of the account.

Dollar value range of shares owned in the Fund by Mr. Witmer: none.

Dollar value range of shares owned in the Fund by Mr. Hartch: none.



COMPENSATION STRUCTURE

Mr. Witmer is a Partner of BBH. As a Partner, most of Mr. Witmer's compensation is linked directly to the profits of BBH through a working interest in BBH's profits and a return on capital invested in BBH. Mr. Witmer's working interest is set at the beginning of each calendar year by BBH's Steering Committee based on his overall contribution to BBH, including the investment performance and profitability of the Fund and 1818 Partners. Mr. Witmer has also invested a significant amount of capital in BBH and receives an annual return on his invested capital that fluctuates each year based on the overall profits of BBH. Mr. Witmer is also paid a fixed base salary.

Mr. Hartch is a Managing Director of BBH. He is paid a fixed base salary and variable incentives based on his performance, the investment performance of the Fund and other portfolios co-managed by Mr. Hartch, and the overall profitability of BBH. Mr. Hartch's base salary is determined within a market competitive salary range, based on his experience and performance, and is consistent with the salaries paid to other managing directors of BBH. The variable incentives are composed of four separate elements. The first element is a cash bonus paid at the end of each calendar year based on multiple performance criteria using a Balanced Scorecard methodology (the "Performance Bonus"). The second element is a cash bonus paid at the end of each calendar year based on the profitability of BBH (the "Managing Director's profit share"). The third element is a contingent interest in the General Partner's incentive profit allocation for 1818 Partners. Mr. Hartch's share of the 1818 Partners' incentive allocation for each year vests ratably over a three-year period following such year. The fourth and typically the smallest element is participation in a profit sharing plan that allows all employees to share in the success of BBH in meeting its profit objectives. This participation is a uniform portion of each employee's base salary and is paid to each employee's 401K account that vests over time. The main criteria for establishing
Mr. Hartch's Performance Bonus are (i) the investment performance of the Fund and certain separate accounts that follow a similar investment strategy as the Fund, (ii) the investment performance of 1818 Partners, (iii) net additions of capital to 1818 Partners, and (iv) Mr. Hartch's leadership, collaboration, and communication skills. Mr. Hartch's Managing Director's profit share and 1818 Partners' incentive profit allocation are set by BBH's Steering Committee at the beginning of each calendar year based on his overall contribution to BBH's investment management business and 1818 Partners.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars").

The Advisor has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which Lt believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Advisor monitors a variety of areas, including compliance with account investment guidelines, the inclusion only of securities approved for purchase by the Advisor's Fixed Income Credit Committee, and compliance with the Advisor's Code of Ethics. Finally,-the Advisor has structured the portfolio managers' compensation In a manner, and the Funds have adopted policies and procedures, reasonably designed to safeguard a Fund from being negatively affected as a result of any such potential conflicts.

DISTRIBUTOR

Edgewood Services, Inc. ("Edgewood") serves as exclusive Distributor of the Funds' shares. Its offices are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Distributor's Contract dated as of December 11, 2006 between the Trust and Edgewood remains in effect for two years from the date of its execution and thereafter, but only so long as the continuance of the agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distributor's Contract was first approved by the Independent Trustees of the Trust on December 12, 2005. The agreement terminates automatically in the event of its assignment, and may be terminated
(i) with respect to the Funds, at any time, without penalty, by the Board of Trustees of the Trust or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Funds on not more than ninety (90) days' written notice to Edgewood, and (ii) by Edgewood on ninety (90) days' written notice to the Trust.

SHAREHOLDER SERVICING AGENT
      A shareholder servicing agreement with Brown Brothers Harriman pursuant to which Brown Brothers Harriman, as shareholder servicing agent for the Trust with respect to the Fund's Class N shares, among other things: answers inquiries from shareholders of and prospective investors in Class N shares of the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Trust or a shareholder of or prospective investor in Class N shares of the Fund may reasonably request. For these services, Brown Brothers Harriman receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by Class N shares owned during the period for which payment was being made by shareholders who did not hold their account with a eligible institution.

FINANCIAL INTERMEDIARIES
      From time to time, the Fund and/or its Shareholder Servicing Agent enter into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Class N shares of the Fund through that Financial Intermediary, which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in Class N shares of the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Trust; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Class N shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Class N shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of Class N shareholders of the Fund. A Financial Intermediary may designate other intermediaries to accept purchase and redemption orders for Class N shares. Customer orders are priced at the NAV for Class N shares next determined after such order has been accepted by such customer's Financial Intermediary or its authorized designee. The Fund will be deemed to have received a purchase or redemption order for Class N shares when the Financial Intermediary or its authorized designee accepts such order. For these services, the Financial Intermediary receives such fees from the Fund or the Shareholder Servicing Agent as may be agreed upon from time to time between the parties.

ELIGIBLE INSTITUTIONS
      The Trust enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Trust with respect to shareholders of and prospective investors in Class N shares of the Fund who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Trust; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Class N shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by Class N shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.

      The Fund's organizational documents provide that, at any meeting of shareholders of the Fund, each eligible institution may vote any Shares as to which that eligible institution is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that eligible institution is the agent of record. Any shares so voted by an eligible institution will be deemed to be represented at the meeting for purposes of quorum requirements.


CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
      Brown Brothers Harriman (the "Custodian"), 140 Broadway, New York, New York 10005, is the Custodian for the Fund. As Custodian for the Fund, it is responsible for maintaining books and records of the Fund's portfolio transactions and holding the Fund's portfolio securities and cash pursuant to a custodian agreement with the Trust. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Trust, the Custodian maintains the accounting records for the Fund and each day computes the NAV per share of the Fund.
      Citigroup Global Transaction Services, Two Portland Square, Portland, ME 04101 is the Transfer and Dividend Disbursing Agent for the Fund. The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of the Fund's shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      Deloitte & Touche LLP, Boston, Massachusetts is the independent registered accounting firm for the Fund.


NET ASSET VALUE

      The NAV of each class of shares of the Fund is normally determined each day the New York Stock Exchange is open for regular trading. (As of the date of this Statement of Additional Information, such Exchange is open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas and on the preceding Friday or subsequent Monday when one of those holidays fall on Saturday or Sunday.) This determination of NAV of each share of the Fund is normally made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets the amount of its liabilities, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. NAV per share is determined separately for each class of shares by dividing the value of the Fund's total assets attributable to the shares of the class (less all liabilities attributable to the class) by the total number of shares of the class outstanding.

      The value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is normally determined at the same time and on the same days as the NAV per share of the Fund is determined.
      The value of investments listed on a securities exchange is based on the last sale prices as of the close of regular trading of the New York Stock Exchange (which is currently 4:00 P.M., Eastern time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange.

      Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

      Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Trustees. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

COMPUTATION OF PERFORMANCE

      The average annual total rate of return of the Fund is calculated for any period by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and (c) subtracting 1 from the result.

      The total rate of return of the Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

      The following table sets forth average annual total return information for Class N shares (see first paragraph of this section) for the period ended December 31, 2006, 5 year and the start of performance date of the Fund:

CLASS N SHARES                                       1 Year  5 year Start of
                                                                    Performance on
                                                                    November 2, 1998
Total Return
  Before Taxes                                       12.77% 3.65%   2.46%
  After Taxes on Distributions                       12.71% 3.60%   2.42%
  After Taxes on Distributions   and Sale of Shares  8.39%  3.12%   2.11%
CLASS I SHARES                                       1 Year  5 year Start of
                                                                    Performance on
                                                                    November 2, 1998
Total Return
  Before Taxes                                       12.77% 3.65%   2.46%
  After Taxes on Distributions                       12.71% 3.58%   2.41%
  After Taxes on Distributions   and Sale of Shares  8.30%  3.11%   2.10%

  Performance prior to June 12, 2007 is that of the Predecessor Fund. The Fund has the same investment objective and policies as its predecessor.



      Performance calculations should not be considered a representation of the average annual or total rate of return of the Fund in the future since the rates of return are not fixed. Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by the Fund and the Fund's expenses during the period.

      Total and average annual rate of return information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

      The Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the Standard & Poor's 500 Index) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. The Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below.

      Period and average annualized "total rates of return" may be provided in such communications. The "total rate of return" refers to the change in the value of an investment in The Fund over a stated period based on any change in NAV per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed investment.

PURCHASES AND REDEMPTIONS

      Orders received by a Financial Intermediary or an Eligible Institution will be priced at the NAV next calculated after that Financial Intermediary or Eligible Institution, as an agent of the Fund, receives the request in good order from its clients.

      A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

      The Fund reserves the rights to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

      A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the NAV of, the Fund's portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

      An investor should be aware that redemptions from the Fund may not be processed if a completed account application with a certified taxpayer identification number has not been received.

      In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

      The value of shares redeemed may be more or less than the shareholder's cost depending on Fund performance during the period the shareholder owned such shares.

LOST ACCOUNTS. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be cancelled. However, checks will not be reinvested into accounts with a zero balance.

FEDERAL TAXES

      Each year, the Trust intends to continue to qualify the Fund and elect that it be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M of the Code the Fund is not subject to federal income taxes on amounts distributed to shareholders. Accordingly, the Fund is not subject to federal income taxes on its net income and realized net long-term capital gains that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Fund intends to meet such requirements.

      Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or other income derived with respect to its business of investing in such securities; (b) less than 30% of the Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of the Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets be invested in the securities of any one issuer (other than U.S. Government securities). In addition, in order not to be subject to federal income tax, at least 90% of the Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders.

      Dividends paid from the Fund may be eligible for the dividends-received deduction allowed to corporate shareholders because all or a portion of the Fund's net income may consist of dividends paid by domestic corporations.

      Gains or losses on sales of securities for the Fund are treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where a put has been acquired or a call has been written thereon for the Fund. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for the Fund lapses or is terminated through a closing transaction, such as a repurchase for the Fund of the option from its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold for the Fund pursuant to the exercise of a call option written for it, the premium received is added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of the Fund's gross income be derived from gains from the sale of securities held for less than three months may limit the ability to write options and engage in transactions involving stock index futures.

      Certain options contracts held for the Fund at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long such options were held. The Fund may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

      Return of Capital. If the NAV of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution by the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

      Redemption of Shares. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities would be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

      Other Taxes. The Fund may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisors with respect to any state or local taxes.

      Other Information. Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January. Under U.S. Treasury regulations, the Fund and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

      This tax discussion is based on the tax laws and regulations in effect on the date of this Statement of Additional Information, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES

      The Trust is an open-end management investment company organized as a Delaware Trust on October 28, 2005. Its offices are located at 140 Broadway, New York, New York 10005; its telephone number is (800) 625-5759. The Agreement and Declaration of Trust currently permits the Trust to issue an unlimited number of shares with no par value.

      Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

      Shares of the Trust entitle their holders to one vote per full and fractional share. Separate votes are taken by a single series of the Trust on matters affecting only that series, and by a single class of a particular series on matters affecting only that class. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required and has no current intention to hold meetings of shareholders annually, but the Trust will hold special meetings of shareholders when in the judgment of the Trust's Trustees it is necessary or desirable to submit matters for a shareholder vote or as may be required by the 1940 Act or as my be permitted by the Declaration of Trust or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares are fully paid and non-assessable by the Trust. The Trust's Agreement and Declaration of Trust provide that the Trust may, upon the approval of its Board of Trustees, require the redemption of all or any part of any outstanding shares without shareholder consent upon the sending of written notice thereof to each affected shareholder. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size.

      Share certificates are not issued by the Fund.

      The By-laws of the Trust provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meeting of Fund shareholders, except as otherwise required by applicable law. The Bylaws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

      The Trust's Agreement and Declaration of Trust provide that, at any meeting of shareholders of the Fund, each Eligible Institution may vote any shares as to which that Eligible Institution is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution is the agent of record. Any shares so voted by an Eligible Institution are deemed represented at the meeting for purposes of quorum requirements.

The Agreement and Declaration of Trust further provides that obligations of the Trust are not binding upon the Trust's Trustees individually but only upon the property of the Trust and that the Trust's Trustees are not liable for any action or failure to act, but nothing in the Agreement and Declaration of Trust protects a Trust's Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

      The Trust has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan") to permit the Trust to establish a multiple class distribution system for the Fund. Under the Plan, each class of shares represents an interest in the same portfolio of investments of the Fund, and has the same rights and privileges as any other class of the Fund.

PORTFOLIO BROKERAGE TRANSACTIONS
      The portfolio of the Fund is managed actively in pursuit of its tax-efficient investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 25% annual turnover rate would occur, for example, if one-quarter of the securities in the Fund's portfolio (excluding short-term obligations) were replaced once in a period of one year. For the fiscal years ended October 31, 2006, 2005 and 2004 the portfolio turnover rate was 53%, 59% and 57% respectively. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the turnover rate activity increases. The Commissions shown were those rendered on behalf of the Predecessor Fund.

      In effecting securities transactions for the Fund, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other investment information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

      For the fiscal years ended October 31, 2006, 2005 and 2004, the aggregate commissions paid by the Fund were $122,831 $117,252 and $84,760 respectively. The Commissions shown were those rendered on behalf of the Predecessor Fund.

      Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law. The Trust uses Brown Brothers Harriman, an "affiliated person" of the Trust, as one of the Fund's principal brokers where, in the judgment of the Investment Adviser, such firm is able to obtain a price and execution at least as favorable as prices and executions provided by other qualified brokers. As one of the Fund's principal brokers and an affiliated person of the Fund, Brown Brothers Harriman receives brokerage commissions from the Fund.

      The use of Brown Brothers Harriman as a broker for the Fund is subject to the provisions of Rule 11a2-2(T) under the Securities Exchange Act of 1934 which permits the Trust to use Brown Brothers Harriman as a broker provided that certain conditions are met. In addition, under the 1940 Act, commissions paid by the Fund to Brown Brothers Harriman in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission.

      The Investment Adviser may direct a portion of the Fund's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers for services provided to the Fund for which the Fund would otherwise be obligated to pay. Such commissions paid by the Fund are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

      Brown Brothers Harriman acts as one of the principal brokers of the Fund in the purchase and sale of portfolio securities when, in the judgment of the Investment Adviser, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. As one of the principal brokers of the Fund, Brown Brothers Harriman receives brokerage commissions from the Fund. On those occasions when Brown Brothers Harriman deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, Brown Brothers Harriman, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund. In some instances, this procedure might adversely affect the Fund.

      A committee of non-interested Trustees from time to time reviews, among other things, information relating to the commissions charged by Brown Brothers Harriman to the Fund and to its other customers and information concerning the prevailing level of commissions charged by other qualified brokers. In addition, the procedures pursuant to which Brown Brothers Harriman effects brokerage transactions for the Fund are reviewed and approved no less often than annually by a majority of the non-interested Trustees.

      For the fiscal years ended October 31, 2006, 2005 and 2004 total transactions with a principal value of $62,412,003, $71,491,056 and $27,128,049, respectively, were effected for the Fund, of which transactions with a principal value of $43,369,665, $28,150,078, and $0 respectively, were effected by Brown Brothers Harriman.

      A portion of the transactions for the Fund are executed through qualified brokers other than Brown Brothers Harriman. In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Research services provided by brokers to which Brown Brothers Harriman has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser's clients and not solely or necessarily for the benefit of the Fund. The Investment Adviser believes that the value of research services received is not determinable nor does such research significantly reduce its expenses. The Trust does not reduce the fee paid by the Fund to the Investment Adviser by any amount that might be attributable to the value of such services.

      A committee, comprised of officers and partners of Brown Brothers Harriman who are portfolio managers of some of Brown Brothers Harriman's managed accounts (the "Managed Accounts"), evaluates semi-annually the nature and quality of the brokerage and research services provided by brokers, and, based on this evaluation, establishes a list and projected ranking of preferred brokers for use in determining the relative amounts of commissions to be allocated to such brokers. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings.

      The Trustees of the Trust review regularly the reasonableness of commissions and other transaction costs incurred for the Fund in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

      Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If the Trust effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Trust may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Trust may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

ADDITIONAL INFORMATION

      As used in this Statement of Additional Information and the Prospectus, the term "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less.

      Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.

      With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, DC or by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

      Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

      The Annual Report of the Fund dated October 31, 2006 has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Predecessor Fund's Annual Report which contains performance information of the Predecessor Fund will be provided, upon request, without charge, to each person receiving this Statement of Additional Information.

APPENDIX - LISTING OF SERVICE PROVIDERS

The following is a list of persons other than the Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Fund:


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

LEGAL COUNSEL

Sullivan & Cromwell LLP

SERVICE PROVIDERS

Federated Services Company

Edgewood Services, Inc.

ReedSmith LLP

SECURITY PRICING SERVICES

FT Interactive

Reuters, Inc.

RATINGS AGENCIES

IDC









                                      - 7 -





                      STATEMENT OF ADDITIONAL INFORMATION

                             BBH BROAD MARKET FUND

                              BBH REAL RETURN FUND

                                 Class N Shares
                                 Class I Shares

                     140 Broadway, New York, New York 10005


                                 June 12, 2007



     BBH Broad Market Fund (the "Broad Market Fund"), and BBH Real Return Fund (the "Real Return Fund") (each "a Fund" collectively the "Funds") are separate diversified series of BBH Trust, a Delaware statutory trust organized on October 28, 2005 (the "Trust"), and is a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds each currently offer two classes of shares designated as Class N and Class I, respectively. The Broad Market Fund's investment objective is to provide maximum total return, consistent with the preservation of capital and prudent investment management. The Real Return Fund's investment objective is to provide investors with a high level of current income consistent with minimizing price fluctuations in net asset value (NAV) and maintaining liquidity. There can be no assurance that the investment objective of the Fund will be achieved.

The Funds are successors to mutual funds of the same name, which were series of BBH Fund, Inc., (each a "Predecessor Fund" and collectively the "Predecessor Funds"). The Funds have the same investment objectives and policies as their respective Predecessor Funds

Brown Brothers Harriman & Co. ("BBH & Co.") is the investment adviser (the "Investment Adviser") to the Funds. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' Prospectuses dated June 12, 2007, a copy of which may be obtained from the Trust at the address noted above.

TABLE OF CONTENTS

                                                                     Page

Investments                                                          3
         Investment Objective and Policies                           3
         Investment Restrictions                                     31

Management                                                           34
         Board of Trustees                                          39
         Code of Ethics                                              41
         Voting Proxies on Fund Portfolio Securities                 41
         Portfolio Holdings Information                              45
         Investment Adviser                                          45
         Administrators                                              48
         Distributor                                                 50
         Financial Intermediaries                                    50
         Eligible Institutions                                       51
         Expense Payment Agreement                                   51
         Custodian, Transfer and Dividend Disbursing Agent           52
         Independent Registered Public Accounting Firm               52

Net Asset Value                                                      52
Computation of Performance                                           53
Purchases and Redemptions                                            55
Federal Taxes                                                        56
Description of Shares                                                60
Portfolio Brokerage Transactions                                     61
Additional Information                                               64
Financial Statements                                                 64
Appendix 1 - Description of Ratings                                  65
Appendix 2 - Listing of Service Providers                            72

INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

     The following supplements the information contained in each Fund's Prospectus concerning the investment objective, policies and techniques of the Funds. In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments for the Funds that are not consistent with their investment objective and principal investment strategies. Such investments may prevent a Fund from achieving its investment objective.


                                DEBT SECURITIES

CORPORATE DEBT SECURITIES

     Each Fund's investment in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers is limited to corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities including corporate income-producing securities which meet the minimum ratings criteria set forth for the Funds, or, if unrated, are in the Investment Adviser's opinion comparable in quality to corporate debt securities in which each Fund may invest.

     Corporate income-producing securities may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

DEBT SECURITIES RATING CRITERIA

     Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized securities rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security changes to above medium investment grade, the Investment Adviser will consider if any action is appropriate in light of each Fund's investment objective and policies.

     Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized securities rating organizations. See the Appendix for a description of rating categories. An investment grade security is one rated investment grade at the time of purchase, by either Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch IBCA or Duff & Phelps Credit Rating Co. (or, if unrated, a security that would, in the opinion of the Investment Adviser, be investment grade if rated by a nationally recognized rating organization). In the event that a security is downgraded below investment grade, the Investment Adviser may use his or her expertise and judgment to evaluate when and if to sell the below investment grade security.

COLLATERALIZED BOND OBLIGATIONS

     A Collateralized Bond Obligation (CBO) is a trust typically consisting of corporate bonds (both US & foreign). CBO'S consist of a portfolio of many underlying securities where the cashflows from the securitization are derived from this portfolio. The cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "Equity" tranche which bears the bulk of defaults from the bonds in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults a senior tranche from a CBO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO securities as a class.

COLLATERALIZED LOAN OBLIGATIONS

     A Collateralized Loan Obligation (CLO) is a trust typically consisting of loans made to issuers (both US and foreign). CLO'S consist of a portfolio of many underlying loans where the cashflows from the securitization are derived from this portfolio of loans. The cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "Equity" tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults a senior tranche from a CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

CONVERTIBLE SECURITIES

     A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

     Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including first and second mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities." The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

     Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase in the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets each Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Each Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Investment Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgage (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. CMOs are similar to both a bond and a pass-through security, as interest and prepaid principal is paid, in most cases, on a monthly basis. Although CMOs, like bonds, may be collateralized by whole mortgage loans, CMOs, like pass-through securities, are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underling pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.
     Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.
The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets.
In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

     The mortgage derivatives that a Fund may invest in include interests in collateralized mortgage obligations and stripped mortgage-backed securities.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS")

     SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Funds' limitations on investment in illiquid securities.

OTHER ASSET-BACKED SECURITIES

     Consistent with each Fund's investment objectives and policies, the Investment Adviser also may invest in other types of asset-backed securities.
An asset-backed security is typically a trust consisting of consumer or commercial loans. Similar to a bond, interest and principal is paid, in most cases, on a monthly basis. Asset-backed securities may be collateralized by, but not limited to, credit card loans, automobile loans, home equity loans and manufactured housing and airplane leases. Asset-backed securities are typically structured into multiple classes each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral.

U.S. GOVERNMENT SECURITIES

These securities are issued or guaranteed by the U.S. government, its agencies or instrumentalities and may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association, the Federal Farm Credit System, the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. government securities.

INFLATION-INDEXED BONDS
Inflation-indexed bonds are securities that are structured to provide protection against inflation. Such securities are commonly referred to as Inflation-Indexed Securities or IIS. Unlike traditional notes and bonds, which pay a stated rate of interest in dollars and are redeemed at their par amounts, IIS have regular adjustments to their interest payments and redemption value to compensate for the loss of purchasing power from inflation.

VARIABLE AND FLOATING RATE INSTRUMENTS

     The Broad Market Fund may invest in variable rate and floating rate instruments. These are securities whose interest rates are reset daily, weekly or at another periodic date so that the security remains close to par, minimizing changes in its market value. These securities often have a demand feature which entitles the investor to repayment of principal plus accrued interest on short notice. In calculating the maturity of a variable rate or floating rate instrument for the Fund, the date of the next interest rate reset is used.

ZERO COUPON BONDS

     The Broad Market Fund may invest in zero coupon bonds. These are securities issued at a discount from their face value that pay all interest and principal upon maturity. The difference between the purchase price and par is a specific compounded interest rate for the investor. In calculating the daily income of the Fund, a portion of the difference between a zero coupon bond's purchase price and its face value is taken into account as income.

DEFERRED INTEREST BONDS

     A deferred interest bond is a bond such as a zero-coupon bond that does not pay interest until a later date. Prices for deferred interest bonds are less stable than for a current coupon bond.

PIK (PAYMENT-IN-KIND) SECURITIES

     Bonds or preferred stock whose dividends are in the form of additional bonds or preferred stock.

MUNICIPAL OBLIGATIONS

     The Broad Market Fund may purchase municipal obligations when the Investment Adviser believes that they offer favorable rates of income or capital gain potential when compared to a taxable investment. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The Fund's distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.

     The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

EVENT-LINKED BONDS

     Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, a Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

     Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See "Illiquid Securities" below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

SHORT-TERM INVESTMENTS

     Although it is intended that the assets of each Fund stays invested in the securities described above and in each Fund's Prospectus to the extent practical in light of each Fund's investment objective and long-term investment perspective, each Fund's assets may be invested in short-term instruments to meet anticipated expenses or for day-to-day operating purposes. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody's or Standard & Poor's, or if unrated are of comparable quality in the opinion of the Investment Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, fixed time deposits and bankers' acceptances; and (v) repurchase agreements. Time deposits with a maturity of more than seven days are treated as not readily marketable. At the time a Fund's assets are invested in commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's; the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser. The assets of a Fund may be invested in non-U.S. dollar denominated and U.S. dollar denominated short-term instruments, including U.S. dollar denominated repurchase agreements. Cash is held for a Fund in demand deposit accounts with the Funds' custodian bank.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     Each Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no interest accrues to a Fund until delivery and payment take place.
     At the time the commitment to purchase securities for a Fund on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Fund's net asset value (NAV). At the time of its acquisition, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a segregated account with Brown Brothers Harriman & Co. (the Custodian) is maintained for a Fund with liquid assets in an amount at least equal to such commitments. Such segregated account consists of liquid assets marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the commitments. On delivery dates for such transactions, such obligations are met from maturities or sales of the securities held in the segregated account and/or from cash flow. If the right to acquire a when-issued security is disposed of prior to its acquisition, a Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued commitments for each Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of a Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

DERIVATIVE INSTRUMENTS

     In pursuing their investment objectives, the Funds may purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options") as part of their overall investment strategies. Each Fund also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Each Fund also may enter into swap agreements with respect to interest rates, inflation, credit default and indexes of securities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. Each Fund may invest in structured securities which may be issued by a trust. If other types of financial instruments, including other types of options, swaps, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that the Trust's Trustees determine that their use is consistent with each Fund's investment objective.

     The value of some derivative instruments in which a Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of each Fund to successfully utilize these instruments may depend in part upon the ability of the Investment Adviser to forecast interest rates and other economic factors correctly. If the Investment Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss.

     Each Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Investment Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, a Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause a Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

OPTIONS ON SECURITIES AND INDEXES

    Each Fund may, to the extent specified herein, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or domestic over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Trust's Board of Trustees, in such amount are segregated by its Custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its Custodian assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Trust's Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Trust's Board of Trustees. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Trust's Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Trust's Board of Trustees.

     If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     Each Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realizes a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     Each Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet a Fund's immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, each Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDEXES

     There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

OPTIONS ON FOREIGN CURRENCIES

     Each Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Each Fund may invest in interest rate futures contracts and options thereon ("futures options"), and to the extent it may invest in foreign currency-denominated securities, may also invest in foreign currency futures contracts and options thereon. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

     A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

       The Funds intend to comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Funds would avoid being deemed a "commodity pool" or a "commodity pool operator. The Funds may use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of a Fund's securities or the price of the securities which a Fund intends to purchase. The Funds' hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce a Fund's exposure to interest rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options. The Funds may also use futures to obtain market exposure to certain market or market segments.

     The Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its Custodian (or eligible broker, if legally permitted) a specified amount of assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Trust's Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value (NAV), a Fund will mark to market its open futures positions.

     Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     Each Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations.
A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

OTHER CONSIDERATIONS

     When purchasing a futures contract, a Fund will maintain with its Custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Trust's Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

     When selling a futures contract, a Fund will maintain with its Custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Trust's Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's Custodian).

With respect to futures contracts that are not legally required to "cash settle," a Fund may cover the open position by setting aside or "earmarking" liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to "cash settle," however, a Fund is permitted to set aside or "earmark" liquid assets in an amount equal to the Fund's daily marked to market (net) obligation, if any, (in other words, the Fund's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contract.

     When selling a call option on a futures contract, a Fund will maintain with its Custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Trust's Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, a Fund will maintain with its Custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Trust's Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value (NAV) of any increase or decrease in the market value of the Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio of securities. Thus, the use of a longer-term security may require the Fund to hold offsetting short-term securities to balance the Fund's portfolio of securities such that the Fund's duration does not exceed the maximum permitted for a Fund in the Prospectus.

     The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Federal Taxes."

RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS

     There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. When used as a hedging technique, there can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's portfolio of securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.
A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

RESET OPTIONS

     Typically, a call option or warrant whose strike price may be reset to a lower strike or a put whose strike price may be reset to a higher strike at some point during the life of the instrument if the option is out of the money on the reset date. There may be a limit to the magnitude of the strike price adjustment and the reset may be triggered by a specific price on the underlying rather than set on a specific reset date.

"YIELD CURVE" OPTIONS

     Options on the shape of the yield curve. Yield curve options allow buyers to protect themselves from adverse movements in the yield curve. Yield curve options are often based on the difference in the yields of bonds of different maturities.

ADDITIONAL RISKS OF TRADING OPTIONS

     Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

SWAP AGREEMENTS

     Each Fund may enter into interest rate, inflation, index, credit default and, to the extent it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Credit default swap agreements specifies that one party pays a fixed periodic coupon for the life of the agreement to another party. The other party makes no payment unless a credit event, relating to a predetermined security, occurs. If such an event occurs, the party will make a payment to the other party and the swap will be terminated. The size of the payment is usually linked to the decline in such security's market value following the occurrence of the credit event. The Funds may use credit default swaps to either gain exposure or to hedge its exposure to issuer credit risk.

     Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Trust's Board of Trustees, to avoid any potential leveraging of a Fund's portfolio of securities. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Investment Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit a Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

     This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

OPTIONS ON SWAPS

     Each Fund may enter into options contracts on interest rate swaps, commonly referred to as swaptions. The buyer of a swaption has the right to enter into an interest rate swap agreement by some specified date in the future. The swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer. The writer of the swaption becomes the counterparty if the buyer exercises.

STRUCTURED SECURITIES

     Each Fund may invest in structured securities. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Investment Adviser analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio of securities in an effort to monitor the Fund's interest rate risk.

FOREIGN INVESTMENTS

     Each Fund may invest its assets in corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

     Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

     A Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require a Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

EMERGING MARKET SECURITIES
     The Broad Market Fund may invest up to 10% of its total assets in securities of issuers based in countries with developing (or "emerging market") economics. A security is economically tied to an emerging market country if it is, principally traded on the country's securities markers, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets in the country. The adviser bas broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. However, an emerging securities market is generally considered to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. In making investments in emerging market securities, the Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. The adviser will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal system. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investments, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN CURRENCY TRANSACTIONS

     Each Fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The Funds also have authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which a fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

     Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Hedging of the portfolio is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that a Fund will be engaged in hedging activities when adverse exchange rate movements occur. A Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Investment Adviser.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that a Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

     The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. A Fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

     While a Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's holdings of securities quoted or denominated in a particular currency and forward contracts entered into by a Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

     If a Fund enters into a forward contract to purchase foreign currency, the Custodian or the Investment Adviser will segregate liquid assets.

FORWARD EXCHANGE CONTRACTS

     Foreign exchange contracts are made with currency dealers, usually large commercial banks and financial institutions. Although foreign exchange rates are volatile, foreign exchange markets are generally liquid with the equivalent of approximately $500 billion traded worldwide on a typical day.

     While a Fund may enter into foreign currency exchange transactions to reduce the risk of loss due to a decline in the value of the hedged currency, these transactions also tend to limit the potential for gain. Forward foreign exchange contracts do not eliminate fluctuations in the prices of a Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly unlikely.

     The Investment Adviser, on behalf of the Fund, enters into forward foreign exchange contracts in order to protect the dollar value of all investments denominated in foreign currencies. The precise matching of the forward contract amounts and the value of the securities involved is not always possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.

     A Fund's recognition of gain or loss due to foreign currency exchange rates may be treated differently for federal income tax purposes. This difference may require a Fund to make a distribution in excess of its book income to qualify as a registered investment company for federal income tax purposes.

EQUITY INVESTMENTS

     Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

BORROWINGS AND DOLLAR ROLL TRANSACTIONS

     A Fund may borrow for temporary administrative purposes. This borrowing may be unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of a Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. As noted below, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by a Fund. To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of a Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by a Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio of securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     In addition to borrowing for temporary purposes, a Fund may enter into reverse repurchase agreements, mortgage dollar rolls, and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. A Fund typically will segregate assets determined to be liquid by the Investment Adviser in accordance with procedures established by the Trust's Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities sold by a Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's limitations on borrowings, which would restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% of the Fund's total assets.

     A "mortgage dollar roll" is similar to a reverse repurchase agreement in
certain   respects.  In a "dollar roll" transaction a Fund  sells a mortgage-
related security, such as a security issued by the Government National Mortgage Association ("GNMA"), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

     A Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal t the amount of any forward purchase commitment, such transactions would be subject to the Fund's limitations on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities. A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks". A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of a Fund's forward commitment to repurchase the subject security.

REPURCHASE AGREEMENTS

           Each Fund may enter into repurchase agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian will have custody of, and will hold in a segregated account, securities quivered by the Fund under a repurchase agreement. Repurchase agreements are considered by the Staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability dispose of the underlying securities. If the lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Investment Adviser.

Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 15% of the market value of the Fund's total assets would be invested in such repurchase agreements together with any other investment being held for the Fund for which market quotations are not readily available.

Collateral for repurchase agreements may be held by a custodian other than Brown Brothers Harriman

REVERSE REPURCHASE AGREEMENTS

     Reverse repurchase agreements may be entered into only with a primary dealer (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. This is an agreement in which a Fund agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Fund. Proceeds of borrowings under reverse repurchase agreements are invested for the Fund. This technique involves the speculative factor known as leverage. If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Fund as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement may not be entered into for the Fund if, as a result, more than one-third of the market value of the Fund's total assets, less liabilities other than the obligations created by reverse repurchase agreements, would be engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Fund's obligations created by reverse repurchase agreements will be reduced within three days thereafter (not including weekends and holidays) or such longer period as the Securities and Exchange Commission may prescribe, to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of the Fund's assets, as defined above. A segregated account with the Custodian is established and maintained for the Fund with liquid assets in an amount at least equal to the Fund's purchase obligations under its reverse repurchase agreements. Such segregated account consists of liquid assets marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

LOANS PARTICIPATIONS AND ASSIGNMENTS AND OTHER DIRECT INDEBTEDNESS
     Each Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Fund purchases participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

     Each Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in whom the Fund intends to invest may not be rated by any NRSRO.

     A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

     A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's NAV could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

     A Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

     A Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, the Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission ("SEC") interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations
involved in disposing of   indebtedness   may require   weeks to complete.
Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's NAV than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund's limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund's investment restriction relating to the lending of funds or assets by the Fund.

     Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES
Each Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will segregate or "earmark" assets determined to be liquid by Investment Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

RULE 144A SECURITIES

     The Investment Adviser may, on behalf of each Fund, purchase securities that are not registered under the 1933 Act, but that can be sold to "qualified institutional buyers" in accordance with the requirements stated in Rule 144A under the 1933 Act (Rule 144A Securities). A Rule 144A Security may be considered illiquid and therefore subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Rule 144A Securities has been delegated to the Investment Adviser. All relevant factors will be considered in determining the liquidity of Rule 144A Securities and all investments in Rule 144A Securities will be carefully monitored.

ILLIQUID SECURITIES

     Each Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Investment Adviser has determined to be liquid under procedures approved by the Trust's Trustees).

     Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

INVESTMENT COMPANY SECURITIES

     Subject to applicable statutory and regulatory limitations, the assets of each Fund may be invested in shares of other investment companies. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

INVESTMENT RESTRICTIONS

     The Funds are operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of each Fund, as the case may be. (See "Additional Information".)

The Funds may not:

DIVERSIFICATION
With respect to securities comprising 75% of the value of its total assets, a Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or a Fund would own more than 10% of the outstanding voting securities of that issuer.

CONCENTRATION
The Funds will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the Investment Company Act of 1940, any rule or order thereunder, or any SEC staff interpretation thereof. Futures and options contracts, tax-exempt government securities and tax-exempt municipal securities will not be deemed to constitute an industry.

UNDERWRITING
The Funds may not underwrite the securities of other issuers, except that the Funds may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

INVESTING IN COMMODITIES
The Funds may not purchase or sell physical commodities, provided that the Funds may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

INVESTING IN REAL ESTATE
The Funds may not purchase or sell real estate, provided that this restriction does not prevent a Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Funds may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

BORROWING MONEY AND ISSUING SENIOR SECURITIES
The Funds may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

LENDING
The Funds may not make loans, provided that this restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.


THE ABOVE LIMITATIONS CANNOT BE CHANGED UNLESS AUTHORIZED BY THE BOARD AND BY THE "VOTE OF A MAJORITY OF ITS OUTSTANDING VOTING SECURITIES," AS DEFINED BY THE 1940 ACT. THE FOLLOWING LIMITATIONS, HOWEVER, MAY BE CHANGED BY THE BOARD WITHOUT SHAREHOLDER APPROVAL. SHAREHOLDERS WILL BE NOTIFIED BEFORE ANY MATERIAL CHANGE IN THESE LIMITATIONS BECOMES EFFECTIVE.

ILLIQUID SECURITIES
The Funds will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that a Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 5% of a Fund's net assets.

INVESTING IN OTHER INVESTMENT COMPANIES
The Funds may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by a Fund in shares of other investment companies may be subject to such additional expenses. At the present time, the Funds expect that its investments in other investment companies may include shares of money market funds, including funds affiliated with the Funds' investment adviser. The Funds may invest in the securities of affiliated money market funds as an efficient means of managing a Fund's uninvested cash.

PURCHASES ON MARGIN
The Funds will not purchase securities on margin, provided that the Funds may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that the Funds may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

PLEDGING ASSETS
The Funds will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

SELLING SHORT

The Funds will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time;

RESTRICTED SECURITIES
The Funds will not purchase securities that are restricted at the time of purchase, except that the Funds may purchase Rule 144A securities.

INTEREST ONLY, PRINCIPAL ONLY AND INVERSE FLOATERS
The Funds will not invest more than 5% of the assets of a Fund (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

For purposes of the above limitations:

   {circle}the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items and "bank instruments";

   {circle}Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.



MANAGEMENT

      Information pertaining to the Trustees and executive officers of the Trust is set forth below. All of the Trustees are not "interested persons" of the Trust as defined by the 1940 Act.



NAME, BIRTH   POSITION(S)  TERM OF  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                        NUMBER OF FUNDS IN  OTHER
DATE AND      HELD WITH    OFFICE#                                                                     FUND COMPLEX        DIRECTOR-
ADDRESS       TRUST        AND                                                                         OVERSEEN BY         SHIPS
                           LENGTH                                                                      TRUSTEE{circumflex} HELD BY
                           OF TIME                                                                                         TRUSTEE
                           SERVED
Joseph V.     Chairman of  Since    Managing Director, Chairman and Chief Executive Officer of Shields 7                   None
Shields Jr.   the Board    2007     & Company (member of New York Stock Exchange); Chairman of Capital
              and Trustee           Management Associates, Inc. (registered investment adviser);
Birth Date:                         Director of Flower Foods, Inc. (New York Stock Exchange listed
March 17,                           company).
1938

Shields &
Company 140
Broadway
New York, NY
10005
Eugene P.     Trustee      Since    Chairman & CEO of Westport Asset Fund, Inc.                        7                   Director
Beard                      2007                                                                                            of Old
                                                                                                                           Westbury
Birth Date:                                                                                                                Funds (7)
March 17,
1935

372 Danbury,
Road
2nd Floor,
Wilson, CT
06897
David P.      Trustee      Since    Director of Jeffrey Co. (1992 to present); Director of QMED (1999  7                   Director
Feldman                    2007     to present).                                                                           of
                                                                                                                           Dreyfus
Birth Date:                                                                                                                Mutual
November 16,                                                                                                               Funds (59
1939                                                                                                                       Funds)

140 Broadway
New York, NY
10005
Alan G. Lowy  Trustee      Since    Private Investor.                                                  7                   None
                           2007
Birth Date:
April 17,
1939

4111 Clear
Valley Drive
Encino, CA
91436
Arthur D.     Trustee      Since    Retired; Trustee, R.K. Mellon Family Trust (1981 to June 2003);    7                   None
Miltenberger               2007     General Partner, Mellon Family Investment Company IV, V and VI
                                    (1983 to 2002); Director of Aerostructures Corporation (aircraft
Birth Date:                         manufacturer) (1996 to July 2003).
November 8,
1938

503
Darlington
Road
Ligonier, PA
15658
Samuel F.     Trustee      Since    Private Investor.                                                  7                   None
Pryor, IV                  2007

Birth Date:
June 12, 1955

130 East 67th
Street
New York, NY
10021
H. Whitney    Trustee      Since    President, Clear Brook Advisors, a registered investment advisor.  7                   None
Wagner                     2007
Birth Date:
March 3, 1956
Clear Brook
Advisors
75
Rockefeller
Plaza, 14th
Floor
New York, NY
10019


OFFICERS
John A.      President   Since 2007 President and Principal Executive Officer of the Trust; He joined Brown Brothers         N/A N/A
Nielsen      and                    Harriman & Co. ("BBH & Co.") in 1968 and has been a Partner of the firm since 1987.
             Principal
Birth Date:  Executive
July 15,     Officer
1943

140 Broadway
New York, NY
10005
Charles H.   Treasurer,  Since 2007 Treasurer, Principal Financial Officer and Anti-Money Laundering Officer of the Trust;   N/A N/A
Schreiber    Principal              Senior Vice President of BBH & Co. since September 2001; Joined BBH & Co. in 1999.
             Financial
Birth Date:  Officer,
December 10, Anti-Money
1957         Laundering
             Officer
140 Broadway
New York, NY
10005
Mark Nixon   Assistant   Since 2007 Assistant Secretary of the Trust, Vice President of BBH & Co. (since October 2006),      N/A N/A
             Secretary,             Accounting Manager, Reserve Funds (August 2005-September 2006) Assistant Controller,
Birth Date:  Assistant              Reserve Funds (February 2005-August 2005), Project Manager-Nixon Consulting (December
             Treasurer              2001-February 2005).
140 Broadway
New York, NY
10005
Michael F.   Chief       Since 2007 Chief Compliance Officer of the Trust; Senior Vice President of BBH & Co. since          N/A N/A
Hogan        Compliance             September 1994; Joined BBH & Co. in 1985.
             Officer
Birth Date:
January 25,
1963

50 Milk
Street
Boston, MA
02109
Gail C.      Secretary   Since 2007 Secretary of the Trust; Counsel, ReedSmith, LLP (since October 2002); Corporate Counsel  N/A N/A
Jones                               (January 1997 to September 2002) and Vice President (January 1999 to September 2002) of
                                    Federated Services Company.
Birth Date:
October 26,
1953

1001 Liberty
Avenue
Pittsburgh,
PA 15222-
3779
Judith J.    Vice        Since 2007 Vice President of the Trust; Vice President (since November 1997) of Federated Services  N/A N/A
Mackin       President              Company.

Birth Date:
May 30, 1960

1001 Liberty
Avenue,
Pittsburgh,
PA 15222-
3779
John C.      Assistant   Since 2007 Assistant Treasurer of the Trust; Assistant Vice President (since September 2001);       N/A N/A
Smith        Treasurer              Associate (September 2000 to August 2001); and Senior Analyst (June 1999 to August 2000)
                                    of BBH & Co.
Birth Date:
August 2,
1965

50 Milk
Street
Boston, MA
02109

# Each Trustee of the Trust holds office until he or she attains the age of 70 (72, in the case of Trustees who were elected as such before January 1, 2000), or until he or she sooner dies, resigns or is removed from office in accordance with the provisions of the Trust's Declaration of Trust. All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust's By-laws).

   {circumflex}The Fund Complex consists of the Trust, which has seven series and are each counted as one "fund" for purposes of this table.




BOARD OF TRUSTEES
      The Trust's Trustees, in addition to supervising the actions of the Trust's Investment Adviser, the Administrator and the Distributor, as set forth below, decide upon matters of general policy with respect to the Trust. The Board meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designed to promote compliance with various regulatory requirements. At least annually, the Trustees of the Trust review the fees paid to the Investment Adviser for investment advisory services, and evaluate, among other things, the quality of such services and comparative fee information with respect to similar investment companies. The Trustees are assisted in this process by independent legal counsel.

      The Trustees (except Mr. Shields) serve on an Audit Committee that selects the independent public accounts for the Fund and review accounting policies and controls.

      Messrs. Shields, Feldman and Carpenter serve on a Valuation Committee for the Funds that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the "fair value" of any security for which market quotations are not readily available.



TRUSTEE EQUITY OWNERSHIP AS OF 12/31/06

Name of      Dollar Range of   Dollar Range of  Aggregate Dollar Range of Equity Securities in All Registered Investment Companies
Trustee      Equity Securities Equity           Overseen by Trustee in BBH Family of Funds
             in the Broad      Securities in
             Market Fund       the Real Return
                               Fund
Joseph V.    None          None             Over $100,000
Shields,
Jr.
Eugene P.    None              None             None
Beard
David P.     None              None             None
Feldman
Alan G. Lowy None              None             None
Arthur D.    None              None             Over $100,000
Miltenberger
Samuel F.    None              None             None
Pryor, IV
H. Whitney   None              None             None
Wagner

COMPENSATION

      Each member of the Board of Trustees receives a base annual fee of $50,000 and such base annual fee is allocated among all series of the Trust, based upon their respective net assets). The Chairman of the Board (Mr. Shields) and the Chairman of the Audit Committee (Mr. Miltenberger) receive an additional fee of $12,500 and $10,000 per year, respectively. In addition, each Trustee receives an additional fee of $2,500 for attending each special Board meeting (meetings of the Board other than the regularly scheduled quarterly Board meetings).

TRUSTEE COMPENSATION FOR THE CALENDAR YEAR ENDED 12/31/06*


Name of        Aggregate          Aggregate         Pension or Retirement Benefits       Estimated      Total Compensation from
Person,        Compensation from  Compensation from Accrued as Part of Fund Expenses     Annual         Fund Complex** paid to
Position       Broad Market Fund  Real Return Fund                                       Benefits upon  Trustee
                                                                                         Retirement
Joseph V.      $3,347.34          $7,473.61         None                                 None           $50,000
Shields, Jr.,
Trustee
Eugene P.      $2,683.12          $5,990.06         None                                 None           $40,000
Beard, Trustee
David P.       $2,683.12          $5,990.06         None                                 None           $40,000
Feldman,
Trustee
Alan G. Lowy,  $2,683.12          $5,990.06         None                                 None           $40,000
Trustee
Arthur D.      $3,210.74          $7,151.35         None                                 None           $45,000
Miltenberger,
Trustee
Samuel F.      $2,683.12          $5,990.06         None                                 None           $32,000
Pryor, IV,
Trustee
H. Whitney     $651.61            $1,398.43         None                                 None           None
Wagner***

* Compensation shown was for services rendered on behalf of the Predecessor
Funds.
** Because the Funds are new portfolios of the Trust, Trustee compensation has not yet been earned and will be reported following the Funds' next fiscal year. *** Mr. Wagner became a Trustee of the Trust on December 11, 2006; therefore compensation has not yet been earned and will be reported following the Funds' next fiscal year.

Because of the services rendered to the Trust by the Investment Adviser and the Administrators, the Trust requires no employees other than its Officers, and the Officers receive no compensation from the Trust or the Funds.

CODE OF ETHICS

The Trust, the Investment Adviser and the Distributor (each as described below) have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits affected personnel to invest in securities, including securities that may be purchased or held by a Fund. However, the codes of ethics contain provisions reasonably designed to identify and address potential conflicts of interest between personal investment activities and the interests of the Funds. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Trust, the Investment Adviser and the Distributor are on file with the SEC.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

     The Board has delegated to the Investment Adviser authority to vote proxies on the securities held in the Funds' portfolios. The Board has also approved the Investment Adviser's policies and procedures for voting the proxies, which are described below.

PROXY VOTING POLICES

     The Investment Adviser generally will cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management; increase shareholder value; maintain or increase shareholder influence over the issuer's board of directors and management; and maintain or increase the rights of shareholders.

     The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Investment Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

The Investment Adviser will generally vote FOR proposals to:

{circle}Declassify the board of directors and require annual election of directors
{circle}Require auditor independence where availability of independent candidates is reasonable
{circle}Ensure shareholders' right to confidential voting
{circle}Require shareholder vote on any future poison pill
{circle}Removal of super-majority vote requirements
{circle}Change to a simple majority vote for shareholders
{circle}Restrict charitable contributions
{circle}Prevent a company from soliciting/influencing employees' political contributions
{circle}Convert traditional stock option plans to performance-
   indexed/benchmarked/indexed-based stock option plans
{circle}Review link between stock option compensation and performance {circle}Issue reverse stock splits
{circle}Repurchase shares when deemed appropriate by management {circle}Declare dividends when deemed appropriate by management {circle}Appoint external independent auditors
{circle}Deliver annual reports
{circle}Adjust executive performance-based incentive compensation to exclude non-recurring or non-operating income from the calculation {circle}Expense stock options on income statement/exceed the requirements of
   SFAS 123/provide more detailed reporting of stock option accounting.

The Investment Adviser will generally vote AGAINST proposals to do the following when the company is in compliance with existing regulation:

{circle}Classify/stagger the election of directors
{circle}Require adoption of a workplace/vendor code of conduct based on international conventions or require additional reporting {circle}Environmental reporting, restrictions or requirements
{circle}Disclose strategic development planning
{circle}Socially-responsible criteria/social performance/human capital development/employee satisfaction criteria in executive compensation {circle}Modify existing Equal Employment Opportunity policy language {circle}Specifically restrain international lending practices
{circle}Require social/environmental/community "sustainability" reports {circle}Restrict, label, prohibit, require shareholder approval of genetically modified foods or products/activities containing specific chemicals/environmental agents
{circle}Require specific pension plan offerings for employees
{circle}Restrict or require reporting on political contributions/political lobbying/employees who serve in a governmental capacity
{circle}Require cumulative voting
{circle}Impose pharmaceutical price caps/ceilings
{circle}Initiate or renew poison pills (shareholder rights plans) {circle}Reprice stock options
{circle}Require geographic rotation of annual meetings
{circle}Dictate company activities or require additional reporting regarding military activities/weaponization of space
{circle}Require a company to pay/increase a dividend or dictate use of cash flow {circle}Require reporting on anti-predatory lending practices or linking anti-
   predatory lending practices to executive compensation
{circle}Form a separate board committee to review sub-prime lending {circle}Nominate a "wage roll employee" or any other specific category of person to the board
{circle}Require reporting of cell-phone related accidents
{circle}Require additional tobacco warnings/smoke-free restaurants and facilities
{circle}Restrict investment in tobacco, alcohol, gambling or other stocks {circle}Require additional reporting or rules concerning animal rights {circle}Conversion from closed-end fund to open-end fund
{circle}Prohibit privatization/require reports on prohibiting privatization {circle}Establish a shareholder matching gift plan
{circle}Link executive compensation to workforce/employee hiring trends {circle}Require a fixed date for annual meetings
{circle}Require additional special reporting about advertising practices {circle}Issue new shares (stock split) when the proposed new total number of shares is greater than 2 1/2 times the currently outstanding number of shares (10% for international companies, unless use of funds is specified).

The Investment Adviser will review the following types of proposals on a case-by-case basis:

{circle}Executive severance and compensation arrangements
{circle}Requirements to hire a proxy voting firm
{circle}Women/minorities on the board of directors
{circle}Multiple candidates for the board of directors
{circle}Composition of the board of directors
{circle}Independent nominating committee of the board of directors {circle}Non-discrimination on the basis of sexual preference
{circle}Suspension or cancellation of restricted stock program
{circle}Cap on non-audit fees for auditor
{circle}Term limits
{circle}Board committee to review conflicts of interest
{circle}State of incorporation
{circle}Separation of role of Chairperson and CEO
{circle}Require independent chairperson
{circle}All take over bids

The Investment Adviser will abstain from voting on an increase of Rule 12b-1 fees for open-end mutual funds.

PROXY VOTING PROCEDURES

     The Investment Adviser has formed a Proxy Review Committee (PRC) to exercise all voting discretion in accordance with the proxy voting policies.
The PRC is chaired by a senior investment management portfolio manager who oversees proxy review procedures and opinions. All members of the PRC are investment management employees who are Series 7 and 66 registered, except that there shall be at least one member who is an officer of Brown Brothers Harriman Trust Company. An investment management partner also oversees the activities of the PRC and is consulted on complex proxy issues and general PRC guidelines. In addition, the PRC will consult with a buy-side equity analyst of the Investment Adviser who follows a particular company on certain significant proposals concerning that company, such as mergers. Casting of votes will be performed and recorded by the Investment Adviser's Investment Management Services Proxy Processing Group (IMS) as directed by the PRC. All voting decisions by the PRC will be documented together with the committee's reasoning as to how they arrived at their vote.

CONFLICTS OF INTEREST

     The Investment Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Funds (and its shareholders) and those of the Investment Adviser. This may occur when a significant business relationship exists between the Investment Adviser (or its affiliates) and a company involved with a proxy vote. The PRC Chairperson will identify and document known potential or existing conflicts. Once identified, the Chairperson will document the reasons why such voting action should be taken. Additionally, if a member of the PRC becomes conflicted with a proxy voting matter, either directly or indirectly, or through association with that PRC member's business line, he or she must inform the Chairperson of the PRC of their conflicted status and document how and why that individual reached a conflicted status. This record will then be maintained by the IMS as part of the voting record. The conflicted PRC member will then become restricted to voting in the conflicted proxy matter and the Chairperson in charge of the PRC will assign another unrestricted individual to vote on that proxy matter. If the conflict covers all members of the PRC then the Chairperson of the PRC will document the PRC's decision on how to vote the conflicted proxies. In the event of a conflict of interest that is deemed to be irreconcilable by the Chairperson of the PRC, the Chairperson will review the conflict with either the Chairman of the Funds' Board of Trustees or the Chairman of the Audit Committee. The voting record on conflicted proxies will be reviewed by the Investment Adviser's Compliance Department for completeness of the documentation.

PROXY VOTING REPORT

     A report on "Form N-PX" of how each Fund voted any proxies during the most recent 12-month period ended June 30 is available through BBH's website. Go to www.bbhfunds.com; select "Online Literature/Holdings Report" to access the link to Form N-PX.

 PORTFOLIO HOLDINGS INFORMATION


      The Board of Trustees receives periodic reports from Brown Brothers Harriman concerning arrangements involving the disclosure of portfolio securities.

      Information concerning each Fund's portfolio holdings is available on the BBH website at www.bbhfunds.com. A complete listing of the Funds' portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month. Monthly portfolio holdings information will remain available and be updated on a continuous basis.

      You may also access from the "Online Literature/Holdings Report" section of the website portfolio information as of the end of each of the Funds' fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

      Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services.


INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES
Under a combined Investment Advisory and Administrative Services Agreement ("Agreement") with the Trust, subject to the general supervision of the Trust's Trustees and in conformance with the stated policies of the Fund, Brown Brothers Harriman & Co. ("Brown Brothers Harriman") provides investment advice, and portfolio management and administrative services to the Fund.

INVESTMENT ADVISORY SERVICES

It is the responsibility of Brown Brothers Harriman to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions of the Fund, and to manage, generally, the investments of the Fund.

     The Agreement between Brown Brothers Harriman and the Fund is dated December 11, 2006 and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) or by the Fund's Trustees, and
(ii) by a vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Trustees") cast in person at a meeting called for the purpose of voting on such approval. The Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Fund, or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) on 60 days' written notice to Brown Brothers Harriman and by Brown Brothers Harriman on 90 days' written notice to the Fund. (See "Additional Information".)

      The combined investment advisory and administrative services fee paid to Brown Brothers Harriman is calculated daily and paid monthly at an annual rate equal to 0.30% of the Broad Market Fund's and 0.35% of the Real Return Fund's average daily net assets. For the fiscal years ended October 31, 2006, 2005 and 2004, the Broad Market Fund incurred $500,438 $446,074, and $394,174, respectively. For the fiscal years ended October 31, 2006, 2005 and 2004, the Real Return Fund incurred $1,378,650, $1,371,408 and, $1,147,264, respectively. Compensation shown was for services rendered on behalf of the Predecessor Funds under a separate agreement that covered only advisory fees.

      The investment advisory services of Brown Brothers Harriman to the Fund are not exclusive under the terms of the Agreement. Brown Brothers Harriman is free to and does render investment advisory services to others, including other registered investment companies.
Pursuant to a license agreement between the Trust and Brown Brothers Harriman dated December 11, 2006, the Funds, including each series thereof, may use "Brown Brothers Harriman" in their names. The license agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Trust, upon the expiration or earlier termination of any agreement between the Trust or any investment company in which a series of the Trust invests all of its assets and Brown Brothers Harriman. Termination of the license agreement would require the Trust to change its name and the names of the Funds to eliminate all references to Brown Brothers Harriman.

ADMINISTRATIVE SERVICES
Brown Brothers Harriman acts as Administrator of the Trust under the terms of the combined Agreement.

In its capacity as Administrator of the Trust, Brown Brothers Harriman administers all aspects of the Trust's 's operations subject to the supervision of the Board of Trustees except as set forth above under "Investment Adviser" and below under "Distributor." In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman (i) provides the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Trust ; (ii) oversees the performance of administrative and professional services to the Trust by others, including the Transfer and Dividend Disbursing Agent; (iii) provides adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the registration statements and each Fund's prospectus, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for each Fund and reports to shareholders and the SEC.

      For the fiscal years ended October 31, 2006, 2005 and 2004, the Broad Market Fund incurred $247,628, $223,037 and $197,087 respectively, for administrative services. For the fiscal years ended October 31, 2006, 2005 2004, the Real Return Fund incurred $458,906, $371,612 and $154,728, respectively, for administrative services. Compensation shown was for services rendered on behalf of the Predecessor Funds under a separate agreement that covered only administrative services.

Pursuant to separate Sub-administrative Services Agreements between Brown Brothers Harriman and each of Federated Services Company ("Federated"), the Sub-administrator performs such sub-administrative duties for the Funds as are from time to time agreed upon by Brown Brothers Harriman and the Sub-administrator. The offices of Federated are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The offices Brown Brothers Harriman are located at 140 Broadway, New York, New York 10005. The Sub-administrator's duties may include, but are not necessarily limited to, providing equipment and clerical personnel necessary for maintaining the organization of the Funds , participating in the preparation of documents required for compliance by the Funds with applicable laws and regulations, preparing certain documents in connection with meetings of Trustees and shareholders of the Funds, and other functions that would otherwise be performed by Brown Brothers Harriman as set forth above (see "Administrator"). For performing such sub-administrative services, the Sub-administrator receives such compensation from Brown Brothers Harriman as is from time to time agreed to between Brown Brothers Harriman and the Sub-administrator, which fees, in the aggregate, may not exceed the amount paid to Brown Brothers Harriman by the Funds, respectively.

PORTFOLIO MANAGER INFORMATION
Mr. James J. Evans is the portfolio manager for both the Broad Market Fund and Real Return Fund. Portfolio Manager information is provided as of the end of the Funds' most recently completed fiscal year.

                                  TOTAL NUMBER OF OTHER
 OTHER ACCOUNTS MANAGED BY          ACCOUNTS MANAGED/
 JAMES J. EVANS                       TOTAL ASSETS
 Registered Investment Companies       2 / $652,125,000
 Other Pooled Investment Vehicles                  None
 Other Accounts                     35 / $5,456,125,000
Dollar value range of shares owned in the Funds: $10,001-$50,000 of the Broad Market Fund.

COMPENSATION STRUCTURE

Mr. Evans is paid a fixed base salary and variable incentives based on his performance and the overall profitability of Brown Brothers Harriman. Base salary is determined within a market competitive salary range, based on his experience and performance, and is reviewed annually. The variable incentives are paid annually after the close of calendar year and are composed of two parts. The potentially largest incentive payment is a performance bonus, which is paid in cash and based on multiple performance criteria using a Balanced Scorecard methodology. The second incentive is participation in a profit sharing plan that allows all employees to share in the success of the Advisor in meeting its profit objectives. This participation is a uniform portion of each employee's base salary and is paid to each employee's 401K account that vests over time.
The most important criterion for establishing Mr. Evan's performance bonus are the performance of portfolios under his management and his contribution to the Advisor's Fixed Income Policy Group's strategy/policy formulation process-including his effective and consistent implementation of those strategies and policies across all accounts with similar investment objectives and guidelines. Mr. Evan's contribution to this process is assessed by the investment leadership overseeing the Fixed Income Policy Group, particularly Mr. Baker and Mr. Steier.


CONFLICTS OF INTEREST
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of the Fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars").
The Advisor has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Advisor monitors a variety of areas, including compliance with account investment guidelines, the inclusion only of securities approved for purchase by the Advisor's Fixed Income Credit Committee, and compliance with the Advisor's Code of Ethics. Finally, the Advisor has structured the portfolio managers' compensation in a manner, and the Funds have adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

DISTRIBUTOR
Edgewood Services, Inc. ("Edgewood") serves as exclusive Distributor of the Funds' shares. Its offices are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Distributor's Contract dated as of December 11, 2006 between the Trust and Edgewood remains in effect for two years from the date of its execution and thereafter, but only so long as the continuance of the agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distributor's Contract was first approved by the Independent Trustees of the Trust on December 12, 2005. The agreement terminates automatically in the event of its assignment, and may be terminated
(i) with respect to the Funds, at any time, without penalty, by the Board of Trustees of the Trust or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Funds on not more than ninety (90) days' written notice to Edgewood, and (ii) by Edgewood on ninety (90) days' written notice to the Trust.

SHAREHOLDER SERVICING AGENT
A shareholder servicing agreement with Brown Brothers Harriman pursuant to which Brown Brothers Harriman, as shareholder servicing agent for the Trust with respect to the Fund's Class N shares, among other things: answers inquiries from shareholders of and prospective investors in Class N shares of the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Trust or a shareholder of or prospective investor in Class N shares of the Fund may reasonably request. For these services, Brown Brothers Harriman receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by Class N shares owned during the period for which payment was being made by shareholders who did not hold their account with a eligible institution.

FINANCIAL INTERMEDIARIES
      From time to time, a Fund and/or its Shareholder Servicing Agent enter into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Class N shares of the Funds through that Financial Intermediary, which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in Class N shares of the Funds who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of a Fund; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Class N shares of the Funds; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Class N shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from a Fund to its customers; and receives, tabulates and transmits to each Fund proxies executed by its customers with respect to meetings of Class N shareholders of a Fund. A Financial Intermediary may designate other intermediaries to accept purchase and redemption orders for Class N shares. Customer orders are priced at the NAV for Class N shares next determined after such order has been accepted by such customer's Financial Intermediary or its authorized designee. A Fund will be deemed to have received a purchase or redemption order for Class N shares when the Financial Intermediary or its authorized designee accepts such order. For these services, the Financial Intermediary receives such fees from a Fund or the Shareholder Servicing Agent as may be agreed upon from time to time between the parties.

ELIGIBLE INSTITUTIONS
      The Funds enter into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for a Fund with respect to shareholders of and prospective investors in Class N shares of a Fund who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of a Fund; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of a Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Class N shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from a Fund to its customers; and receives, tabulates and transmits to a Fund proxies executed by its customers with respect to meetings of shareholders of a Fund. For these services, each financial institution receives from each Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by Class N shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.
      The Funds' organizational documents provide that, at any meeting of shareholders of the Fund, each eligible institution may vote any Shares as to which that eligible institution is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that eligible institution is the agent of record. Any shares so voted by an eligible institution will be deemed to be represented at the meeting for purposes of quorum requirements.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
      Brown Brothers Harriman (the "Custodian"), 140 Broadway, New York, New York 10005, is the Custodian for the Funds. As Custodian for the Funds, it is responsible for maintaining books and records of each Fund's portfolio transactions and holding each Fund's portfolio securities and cash pursuant to a custodian agreement with the Trust. Cash is held for a Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Trust, the Custodian maintains the accounting records for a Fund and each day computes the NAV per share of a Fund.
      Citigroup Global Transaction Services, Two Portland Square, Portland, ME 04101 is the Transfer and Dividend Disbursing Agent for the Funds. The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of the Funds' shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      Deloitte & Touche LLP, Boston, Massachusetts is the independent registered accounting firm for the Funds.

NET ASSET VALUE

    The NAV of each Fund's shares is normally determined each day the New York Stock Exchange is open for regular trading. (As of the date of this Statement of Additional Information, such Exchange is open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas and on the preceding Friday or subsequent Monday when one of those holidays fall on Saturday or Sunday.) The determination of NAV per share is normally made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets the amount of its liabilities, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

     The value of a Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is normally determined at the same time and on the same days as the NAV per share of a Fund is determined.

     The value of investments listed on a securities exchange is based on the last sale prices as of the close of regular trading of the New York Stock Exchange (which is currently 4:00 P.M., Eastern time) or, in the absence of recorded sales, at the readily available closing bid price on such Exchange. Unlisted securities are valued at the quoted bid price in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices.

     Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Trustees. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for the Fund was more than 60 days, unless this is determined not to represent fair value by the Trust's Trustees.

     Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when a Fund's NAV is calculated, such securities would be valued at fair value in accordance with procedures established by and under the general supervision of the Trust's Trustees. A domestic exchange-traded security may also be fair valued if events materially affecting the price of the security occur between the time the exchange on which the security or other asset is traded closes and the time a Fund values its assets.

COMPUTATION OF PERFORMANCE

     The average annual total rate of return of a Fund is calculated for any period by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and (c) subtracting 1 from the result.

     The total rate of return of a Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

The following table sets forth average annual total return information for the Broad Market Fund's Class N shares and Class I for the periods ended December 31, 2006:

                                                     1 Year          Start of
                                                                     Performance on
                                                             5 Years December 22, 2000
Class N
TOTAL RETURN
  Before Taxes                                       3.90%   5.12    6.16%
  After Taxes on Distributions                       2.20%           4.40%
                                                             3.27%
  After Taxes on Distributions   and Sale of Shares  2.51%           4.27%


                                                             3.31%


                 1 Year          Start of
                                 Performance on
                         5 Years December 3, 2002
 Class I
 TOTAL RETURN
   Before Taxes  3.95%   5.26    6.31%



The following table sets forth average annual total return information for the Real Return Fund's Class N shares, Class I shares and Class A shares for the periods ended December 31, 2006:

                                                   1 Year                     10 Years (Annualized)*

                                                             5 Years
                                                             (Annualized)
CLASS N SHARES
Total Return
  Before Taxes                                     (0.79%)%  6.64%            6.50%
  After Taxes on Distributions                     (1.93)%                    4.33%
                                                             4.57%
  After Taxes on Distributions and Sale of Shares  (0.52)%                    4.27%

                                                             4.54%




                 1 Year           Start of
                                  Performance on
                                  August 14, 2001
                          5 Years (Annualized)
 CLASS I SHARES
 Total Return
   Before Taxes  (0.55)%  6.91%   6.36%


                 1 Year   Start of
                          Performance on
                          March 4, 2003
 Class A
 TOTAL RETURN
   Before Taxes  (0.86)%  3.15%

Performance prior to June 12, 2007 is that of the Predecessor Funds. The Fund has the same investment objective and policies as its predecessor.

     Performance calculations should not be considered a representation of the average annual or total rate of return of a Fund in the future since the rates of return are not fixed. Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by a Fund and a Fund's expenses during the period.

     Total and average annual rate of return information may be useful for reviewing the performance of a Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, a Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons. Any "yield" quotation of the Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30-day or one-month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

     The yield should not be considered a representation of the yield of the Fund in the future since the yield is not fixed. Actual yields depend on the type, quality and maturities of the investments held by the Fund, changes in interest rates on investments, and a Fund's expenses during the period.

     Yield information may be useful for reviewing the performance of a Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, a Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

     A Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include a Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as Lehman Aggregate Index or the Salomon Brothers Inflation-Linked Securities) and to investments for which reliable performance data is available.
Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. A Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below.

     Period and average annualized total rates of return may be provided in such communications. The total rate of return refers to the change in the value of an investment in a Fund over a stated period based on any change in NAV per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.

     A Fund's yield and effective yield may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the projected income generated by an investment in a Fund over a 30-day or one-month period (which period is stated). This income is then annualized. The effective yield is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

PURCHASES AND REDEMPTIONS

      Orders received by a Financial Intermediary or an Eligible Institution will be priced at the NAV next calculated after that Financial Intermediary or Eligible Institution, as an agent of a Fund, receives the request in good order from its clients.

     A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

     Each Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

     A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends or holidays or when regular trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of, the NAV of a Fund's portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

     An investor should be aware that redemptions from a Fund may not be processed if a completed account application with a certified taxpayer identification number has not been received.

     In the event a shareholder redeems all shares held in a Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

LOST ACCOUNTS. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be cancelled. However, checks will not be reinvested into accounts with a zero balance.

FEDERAL TAXES
     Each year, the Trust intends to continue to qualify each Fund and elect that it be treated as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, a Fund is not subject to federal income taxes on its net income and realized net long-term capital gains that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on a Fund to the extent that certain distribution requirements for a Fund for each calendar year are not met. The Funds intend to meet such requirements. Each Fund is also not required to pay any federal income or excise taxes. Under Subchapter M of the Code a Fund is not subject to federal income taxes on amounts distributed to shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of a Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities, foreign currencies or other income derived with respect to its business of investing in such securities; (b) less than 30% of a Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of a Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of a Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of a Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund's assets be represented by investments in the securities of any one issuer (other than U.S. Government securities and securities of other investment companies). Foreign currency gains that are not directly related to a Fund's business of investing in stock or securities is included in the income that counts toward the 30% gross income requirement described above but may be excluded by Treasury Regulations from income that counts toward the 90% of gross income requirement described above. In addition, in order not to be subject to federal income tax, at least 90% of a Fund's net investment income and net short-term capital gains earned in each year must be distributed to a Fund's shareholders. Under the Code, gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, a Fund's share of gains or losses on the disposition of debt securities held by a Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss. Dividends paid from a Fund may be eligible for the dividends-received deduction allowed to corporate shareholders because all or a portion of a Fund's net income may consist of dividends paid by domestic corporations.

     Gains or losses on sales of securities are treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where a put has been acquired or a call has been written thereon. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for a Fund lapses or is terminated through a closing transaction, such as a repurchase of the option from its holder, a Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold pursuant to the exercise of a call option written for them, the premium received would be added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of a Fund's gross income be derived from gains from the sale of securities held for less than three months may limit a Fund's ability to write options and engage in transactions involving stock index futures.

     Certain options contracts held for a Fund at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long such options were held. A Fund may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

     If shares are purchased by a Fund in certain foreign investment entities, referred to as "passive foreign investment companies", a Fund may be subject to U.S. federal income tax, and an additional charge in the nature of interest, on a Fund's portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is paid by a Fund as a dividend to its shareholders. If a Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund", in lieu of the treatment described above, a Fund would be required each year to include in income, and distribute to shareholders, in accordance with the distribution requirements set forth above, a Fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not distributed to the Fund.

     Return of Capital. Any dividend or capital gains distribution has the effect of reducing the NAV of Fund shares held by a shareholder by the same amount as the dividend or capital gains distribution. If the NAV of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution by the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

     Redemption of Shares. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities would be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

     Foreign Taxes. Each Fund may be subject to foreign withholding taxes and if more than 50% of the value of the Fund's share of the Fund's total assets at the close of any fiscal year consists of stock or securities of foreign corporations, at the election of the Trust any such foreign income taxes paid by the Fund may be treated as paid directly by its shareholders. The Trust makes such an election only if it deems it to be in the best interest of the Fund's shareholders and notifies shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If the Trust elects to treat foreign income taxes paid from the Fund as paid directly by the Fund's shareholders, the Fund's shareholders would be required to include in income such shareholder's proportionate share of the amount of foreign income taxes paid by the Fund and would be entitled to claim either a credit or deduction in such amount. (No deduction is permitted in computing alternative minimum tax liability). Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes are subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to that shareholder's total foreign source taxable income. For this purpose, the portion of dividends and capital gains distributions paid from the Fund from its foreign source income is treated as foreign source income. The Fund's gains and losses from the sale of securities are generally treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise are treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source "passive income", such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of such shareholder's proportionate share of the foreign income taxes paid from the Fund. Certain entities, including corporations formed as part of corporate pension or profit-sharing plans and certain charitable and other organizations described in Section 501
(c) of the Internal Revenue Code, as amended, that are generally exempt from federal income taxes may not receive any benefit from the election by the Trust to "pass through" foreign income taxes to the Fund's shareholders. In certain circumstances foreign taxes imposed with respect to the Fund's income may not be treated as income taxes imposed on the Fund. Any such taxes would not be included in the Fund's income, would not be eligible to be "passed through" to Fund shareholders, and would not be eligible to be claimed as a foreign tax credit or deduction by Fund shareholders. In particular, in certain circumstances it may not be clear whether certain amounts of taxes deducted from gross dividends paid to the Fund would, for U.S. federal income tax purposes, be treated as imposed on the issuing corporation rather than the Fund.
     Other Taxes. Each Fund may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws.
Shareholders should consult their own tax advisors with respect to any state or local taxes.

     Other Information. Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of each Fund's fiscal year. Additional tax information is mailed to shareholders in January.

     Under U.S. Treasury regulations, each Fund and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

     This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES

     The Trust is an open-end management investment company organized as a Delaware Trust on October 28, 2005. Its offices are located at 140 Broadway, New York, New York 10005; its telephone number is (800) 625-5759. The Agreement and Declaration of Trust currently permits the Trust to issue an unlimited number of shares with no par value.

     Each share of a Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to shareholders.

     Shareholders of a Fund are entitled to a full vote for each full share held and to a fractional vote for fractional shares. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required and has no current intention to hold meetings of shareholders annually but the Trust will hold special meetings of shareholders when in the judgment of the Trust's Trustees it is necessary or desirable to submit matters for a shareholder vote or as may be required by the 1940 Act or as my be permitted by the Declaration of Trust or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares are fully paid and non-assessable by the Trust. The Trust's Agreement and Declaration of Trust provide that the Trust may, upon the approval of its Board of Trustees, require the redemption of all or any part of any outstanding shares without shareholder consent upon the sending of written notice thereof to each affected shareholder. This might occur, for example, if a Fund does not reach or fails to maintain an economically viable size.

     Share certificates are not issued by the Trust.
The By-laws of the Trust provide that the presence in person or by proxy of the holders of record of one third of the shares of a Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of a Fund, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

     The Trust's Agreement and Declaration of Trust provide that, at any meeting of shareholders of a Fund, each Eligible Institution may vote any shares as to which that Eligible Institution is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution is the agent of record. Any shares so voted by an Eligible Institution are deemed represented at the meeting for purposes of quorum requirements.

The Agreement and Declaration of Trust further provides that obligations of the Trust are not binding upon the Trust's Trustees individually but only upon the property of the Trust and that the Trust's Trustees are not liable for any action or failure to act, but nothing in the Agreement and Declaration of Trust protects a Trust's Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


PORTFOLIO BROKERAGE TRANSACTIONS

     The securities in which a Fund invests are traded primarily in the over-the-counter markets on a net basis and do not normally involve either brokerage commissions or transfer taxes. Where possible transactions on behalf of a Fund are entered directly with the issuer or from an underwriter or market maker for the securities involved. Purchases from underwriters of securities may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include a spread between the bid and asked price. The policy of a Fund regarding purchases and sales of securities is that primary consideration is given to obtaining the most favorable prices and efficient executions of transactions. In effecting securities transactions for a Fund, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other investment information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

     A Fund is managed actively in pursuit of its investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 100% turnover would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year. For the fiscal year ended October 31, 2006, 2005 and 2004, the Broad Market Fund's portfolio turnover rate was 325%, 211% and 210%, respectively. For the fiscal years ended October 31, 2006, 2005, and 2004, the portfolio turnover rate for the Real Return Fund was, 485%, 572% and 553, respectively. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of a Fund tend to increase as the level of portfolio activity increases. Commissions shown were rendered on behalf of the Predecessor Funds.

     Fund securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law. The Trust uses Brown Brothers Harriman & Co., an "affiliated person" of the Trust, as one of the Fund's principal brokers in the purchase and sale of securities when, in the judgment of the Investment Adviser, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. As one of the Funds' principal brokers, Brown Brothers Harriman & Co. receives brokerage commissions from the Funds. The use of Brown Brothers Harriman & Co. as a broker for the Funds is subject to the provisions of Rule 11a2-2(T) under the Securities Exchange Act of 1934 which permits the Funds to use Brown Brothers Harriman & Co. as a broker provided that certain conditions are met. In addition, under the 1940 Act, commissions paid by the Funds to Brown Brothers Harriman & Co. in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. The Investment Adviser may direct a portion of a Fund's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from a Fund to pay other unaffiliated service providers on behalf of a Fund for services provided for which a Fund would otherwise be obligated to pay. Such commissions paid by a Fund are at the same rate paid to other brokers for effecting similar transactions in listed equity securities. Brown Brothers Harriman & Co. acts as one of the principal brokers of a Fund in the purchase and sale of portfolio securities when, in the judgment of the Investment Adviser, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. As one of the principal brokers of the Fund, Brown Brothers Harriman & Co. receives brokerage commissions from the Fund. On those occasions when Brown Brothers Harriman & Co. deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, Brown Brothers Harriman & Co. to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Funds. In some instances, this procedure might adversely affect a Fund.

     A committee of non-interested Trustees from time to time reviews, among other things, information relating to the commissions charged by Brown Brothers Harriman & Co. to the Funds and to its other customers and information concerning the prevailing level of commissions charged by other qualified brokers. In addition, the procedures pursuant to which Brown Brothers Harriman & Co. effects brokerage transactions for the Funds are reviewed and approved no less often than annually by a majority of the Independent Trustees.


      For the fiscal years ended October 31, 2006, 2005 and 2004 total transactions with a principal value of $6,392,436,730, $5,419,269 and $48,079,992 respectively, were effected for the Broad Market Fund, of which transactions with a principal value of $71,384,477 $0 and $30,137,615 respectively, were effected by Brown Brothers Harriman.


     A portion of the transactions for the Fund are executed through qualified brokers other than Brown Brothers Harriman & Co. In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Research services provided by brokers to which Brown Brothers Harriman & Co. has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser's clients and not solely or necessarily for the benefit of the Fund. The Investment Adviser believes that the value of research services received is not determinable nor does such research significantly reduce its expenses. A Fund does not reduce the fee paid by a Fund to the Investment Adviser by any amount that might be attributable to the value of such services.

     A committee, comprised of officers and partners of Brown Brothers Harriman & Co. who are portfolio managers of some of Brown Brothers Harriman & Co.'s managed accounts (the "Managed Accounts"), evaluates semi-annually the nature and quality of the brokerage and research services provided by brokers, and, based on this evaluation, establishes a list and projected ranking of preferred brokers for use in determining the relative amounts of commissions to be allocated to such brokers. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings.

     The Trustees of the Trust review regularly the reasonableness of commissions and other transaction costs incurred for a Fund in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

     Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If a Fund effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by a Fund may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Fund may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

ADDITIONAL INFORMATION

     As used in this Statement of Additional Information and each Fund's Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or
(ii) more than 50% of the outstanding voting securities, whichever is less.

     Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.

     With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, DC or by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

     Statements contained in this Statement of Additional Information and each Fund's Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

     Each Predecessor Fund's Annual Report of the Fund dated October 31, 2006 has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference.

APPENDIX 1 - DESCRIPTION OF RATINGS

     A Fund's investments may range in quality from securities rated in the lowest category in which a Fund is permitted to invest to securities rated in the highest category (as rated by Moody's, Standard & Poor's, Fitch's, Duff & Phelps or, if unrated, determined by the Investment Adviser to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:
         Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Investment Adviser.
         Below Investment Grade, High Yield Securities ("Junk Bonds") are those rated lower than Baa by Moody's or BBB by Standard & Poor's and comparable securities. They are deemed to be predominately speculative with respect to the issuer's ability to repay principal and interest.
         Moody's Investors Service - Corporate Bond Ratings
         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.
         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.
         Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
         B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
         C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
         Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
         Corporate Short-Term Debt Ratings
         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.
         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
         PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.
         PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
         PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.
         Short-Term Municipal Bond Ratings
         There are four rating categories for short-term municipal bonds that define an investment grade situation, which are listed below. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.
         MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
         MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
     MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.
     MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.
     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.
         Corporate Bond Ratings
         Standard & Poor's Ratings Services - Investment Grade
     AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
         AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
         A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
         BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
          Speculative Grade
         Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.
         BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
         B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.
         CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
     CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
         C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
     CI: The rating CI is reserved for income bonds on which no interest is being paid.
         D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
         Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
         r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns due to non- credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.
         The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
         N.R.: Not rated.
         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.
         Fitch Ratings ("Fitch") - Investment Grade
         AAA, AA and A - Bonds rated AAA are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue. Bonds rated A are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
Commercial Paper Rating Definitions
     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:
          A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
         A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
     B: Issues rated B are regarded as having only speculative capacity for timely payment.
     C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
         D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.
         Fitch - Commercial Paper ratings reflect current appraisal of the degree of assurance of timely payment. F-1+ issues are regarded as having the strongest degree of assurance for timely payment. An F-1 rating reflects an assurance of timely payment only slightly less in degree than an F-1+ rating. The symbol LOC may follow either category and indicates that a letter of credit issued by a commercial bank is attached to the commercial paper.
         A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's or Fitch by the issuer or obtained from other sources it considers reliable. Standard & Poor's or Fitch does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.
         Duff & Phelps Credit Rating Co.
                 Long-Term Debt and Preferred Stock Ratings
           Rating Scale
           These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.
         Each rating also takes into account the legal form of the security (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. From time to time, Duff & Phelps Credit Rating Co. places issuers or security classes on Rating Watch. The Rating Watch status results from a need to notify investors and the issuer that there are conditions present leading us to re-evaluate the current rating(s).
         A listing on Rating Watch, however, does not mean a rating change is inevitable. The Rating Watch status can either be resolved quickly or over a longer period of time, depending on the reasons surrounding the placement on Rating Watch. The "up" designation means a rating may be upgraded; the "down" designation means a rating may be downgraded, and the "uncertain" designation means a rating may be raised or lowered.
          Ratings of `BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale. Duff & Phelps Credit Rating claims paying ability ratings of insurance companies use the same scale with minor modification in the definitions (see page vii). Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) addresses the likelihood that aggregate principal and interest will equal or exceed the rated amount under appropriate stress conditions.
         Rating Definition
         AAA
         Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
         AA+
         AA
         AA-
         High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.
         A+
         A
         A-
         Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.
         BBB+
         BBB
         BBB-
         Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.
         BB+
         BB
         BB-
         Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within this category.
         B+
         B
         B-
         Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.
         CCC
         Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.
         DD
         Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.
         DP
         Preferred stock with dividend arrearages.
         Credit ratings are based on information obtained from sources believed to be accurate and reliable and are not a recommendation to buy, sell or hold a financial obligation. We do not perform an audit in connection with any information received and may rely on unaudited information. Credit ratings may be subject to revision, suspension or withdrawal at any time as necessary due to changes in or unavailability of information or other circumstances.

APPENDIX 2 - LISTING OF SERVICE PROVIDERS

The following is a list of persons other than the Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Funds:



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Deloitte & Touche LLP


LEGAL COUNSEL


Sullivan & Cromwell LLP


SERVICE PROVIDERS


Federated Services Company


Edgewood Services, Inc.


ReedSmith LLP


SECURITY PRICING SERVICES


FT Interactive


Reuters, Inc.


RATINGS AGENCIES


IDC










                                     - 11 -






                      STATEMENT OF ADDITIONAL INFORMATION

                         BBH INTERNATIONAL EQUITY FUND
                                 Class N Shares
                                 Class I Shares

                     140 Broadway, New York, New York 10005



                                 June 12, 2007





      BBH International Equity Fund (the "Fund") is a separate series of BBH Trust. (the "Trust"), and a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently offers two classes of shares designated as Class N and Class I, respectively. The Trust is a Delaware statutory trust organized on October 28, 2005. The Fund is designed to enable investors to participate in the opportunities available in equity markets outside the United States and Canada. The investment objective of the Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation. There can be no assurance that the investment objective of the Fund will be achieved.

The Fund is a successor to a mutual fund of the same name, which was a series of BBH Fund, Inc., (the "Predecessor Fund") The Fund has the same investment objective and policies as its predecessor.



      Brown Brothers Harriman & Co ("Brown Brothers Harriman") is the investment adviser (the "Investment Adviser") to the Fund. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the Fund dated June 12, 2007, a copy of which may be obtained from the Fund at the address noted above.

Table of Contents

                                                                          Page

Investments                                                               3
      Investment Objective and Policies                                   3
      Investment Restrictions                                             10
Management                                                                12
      Board of Trustees                                                   17
      Code of Ethics                                                      18
      Voting Proxies on Fund Portfolio Securities                         19
      Portfolio Holdings Information                                      19
      Investment Adviser                                                  22
Administrators  25
      Distributor                                                         26
      Shareholder Servicing Agent                                         27
      Financial Intermediaries                                            27
      Eligible Institutions                                               28
      Expense Payment Agreement                                           28
      Custodian, Transfer and Dividend Disbursing Agent                   28
      Independent Registered Public Accounting Firm                       29
Net Asset Value                                                           29
Computation of Performance                                                30
Purchases and Redemptions                                                 32
Federal Taxes                                                             32
Description of Shares                                                     36
Portfolio Brokerage Transactions                                          37
Additional Information                                                    39
Financial Statements                                                      40
Appendix - Listing of Service Providers                                   41

INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund. In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments for the Fund that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Fund from achieving its investment objective.

Equity Investments

      Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Domestic Investments

      The assets of the Fund are not invested in domestic securities (other than short-term instruments), except temporarily when extraordinary circumstances prevailing at the same time in a significant number of foreign countries render investments in such countries inadvisable.

Hedging Strategies

      Options on Stock. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stocks may be purchased for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund's net assets would be at risk. A call option on a stock gives the purchaser of the option the right to buy the underlying stock at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying stock at a fixed price at any time during the option period. To liquidate a put or call option position, a "closing sale transaction" may be made at any time prior to the expiration of the option which involves selling the option previously purchased.

      Covered call options may also be sold (written) on stocks, although in each case the current intention is not to do so. A call option is "covered" if the writer owns the underlying security.

      Options on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stock indexes may be purchased for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund's net assets would be at risk. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of stock indexes are the Standard & Poor's 500 Stock Index (Chicago Board of Options Exchange), the New York Stock Exchange Composite Index (New York Stock Exchange), The Financial Times-Stock Exchange 100 (London Traded Options Market), the Nikkei 225 Stock Average (Osaka Securities Exchange) and Tokyo Stock Price Index (Tokyo Stock Exchange).

      Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a fixed price ("strike price"), an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the strike price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier". Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the price of the option. The amount of cash received is equal to such difference between the closing price of the index and the strike price of the option expressed in U.S. dollars or a foreign currency, as the case may be, times a specified multiple.

      The effectiveness of purchasing stock index options as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of an index option depends upon future movements in the level of the overall stock market measured by the underlying index before the expiration of the option. Accordingly, the successful use of options on stock indexes is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. Brokerage costs are incurred in the purchase of stock index options and the incorrect choice of an index or an incorrect assessment of future price movements may result in poorer overall performance than if a stock index option had not been purchased.

      The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that liquidity in the options markets may make it difficult from time to time for the Fund to close out its written options positions. Also, the securities exchanges have established limitations on the number of options which may be written by an investor or group of investors acting in concert. It is not contemplated that these position limits will have any adverse impact on the Fund's portfolio strategies.

      Options on Currencies. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on currencies may be purchased for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund's net assets would be at risk. A call option on a currency gives the purchaser of the option the right to buy the underlying currency at a fixed price, either at any time during the option period (American style) or on the expiration date (European style). Similarly, a put option gives the purchaser of the option the right to sell the underlying currency at a fixed price, either at any time during the option period or on the expiration date. To liquidate a put or call option position, a "closing sale transaction" may be made for the Fund at any time prior to the expiration of the option, such a transaction involves selling the option previously purchased. Options on currencies are traded both on recognized exchanges (such as the Philadelphia Options Exchange) and over-the-counter.

      The value of a currency option purchased depends upon future changes in the value of that currency before the expiration of the option. Accordingly, the successful use of options on currencies is subject to the Investment Adviser's ability to predict future changes in the value of currencies over the short term. Brokerage costs are incurred in the purchase of currency options and an incorrect assessment of future changes in the value of currencies may result in a poorer overall performance than if such a currency had not been purchased.

      Futures Contracts on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes may be entered into for the Fund. In order to assure that the Fund is not deemed a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the Fund enter into transactions in Futures Contracts and options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets.

      Futures Contracts provide for the making and acceptance of a cash settlement based upon changes in the value of an index of stocks and are used to hedge against anticipated future changes in overall stock market prices which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities which are intended to be purchased at a later date. A Futures Contract may also be entered into to close out or offset an existing futures position.

      In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken would rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

      The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of a Futures Contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts is subject to the Investment Adviser's ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of future price movements over the short term in the overall stock market may result in poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

      When the Fund enters into a Futures Contract, it is initially required to deposit, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash, U.S. Government securities or other high grade short-term obligations equal to approximately 3% of the contract amount. Initial margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or eligible securities called "variation margin", with its futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

      Currently, investments in Futures Contracts on non-U.S. stock indexes by U.S. investors, such as the Fund, can be purchased on such non-U.S. stock indexes as the Osaka Stock Exchange (OSE), Tokyo Stock Exchange (TSE), Hong Kong Futures Exchange (HKFE), Singapore International Monetary Exchange (SIMEX), London International Financial Futures and Options Exchange (LIFFE), Marche Terme International de France (MATIF), Sydney Futures Exchange Ltd. (SFE), Meff Sociedad Rectora de Productos Financieros Derivados de Renta Variable, S.A. (MEFF RENTA VARIABLE), Deutsche Terminborse (DTB), Italian Stock Exchange (ISE), Financiele Termijnmarkt Amsterdam (FTA), and London Securities and Derivatives Exchange, Ltd. (OMLX).

      Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

      Another risk which may arise in employing Futures Contracts to protect against the price volatility of portfolio securities is that the prices of an index subject to Futures Contracts (and thereby the Futures Contract prices) may correlate imperfectly with the behavior of the cash prices of portfolio securities. Another such risk is that the price of the Futures Contract may not move in tandem with the change in overall stock market prices against which the Fund seeks a hedge.

Foreign Exchange Contracts

      Foreign exchange contracts are made with currency dealers, usually large commercial banks and financial institutions. Although foreign exchange rates are volatile, foreign exchange markets are generally liquid with the equivalent of approximately $500 billion traded worldwide on a typical day.

      While the Fund may enter into foreign currency exchange transactions to reduce the risk of loss due to a decline in the value of the hedged currency, these transactions also tend to limit the potential for gain. Forward foreign exchange contracts do not eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly unlikely.

      The Investment Adviser on behalf of the Fund may enter into forward foreign exchange contracts in order to protect the dollar value of all investments in securities denominated in foreign currencies. The precise matching of the forward contract amounts and the value of the securities involved is not always possible because the future value of such securities in foreign currencies changes as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.

Loans of Portfolio Securities

      Loans of portfolio securities up to 30% of the total value of the Fund are permitted. Securities of the Fund may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. By lending securities, the Fund's income can be increased by its continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated.
Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its investors. Reasonable finders' and custodial fees may be paid in connection with a loan.
In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Fund. Securities are not loaned to Brown Brothers Harriman or to any affiliate of the Fund.

Short-Term Investments

      Although it is intended that the assets of the Fund stay invested in the securities described above and in the Prospectus to the extent practical in light of the Fund's investment objective and long-term investment perspective, the Fund's assets may be invested in short-term instruments to meet anticipated expenses or for day-to-day operating purposes and when, in the Investment Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets. In addition, when the Fund experiences large cash inflows through additional investments by its investors or the sale of portfolio securities, and desirable equity securities that are consistent with its investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody's Investors Service ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"), or if unrated are of comparable quality in the opinion of the Investment Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, fixed time deposits and bankers' acceptances; and (v) repurchase agreements. Time deposits with a maturity of more than seven days are treated as not readily marketable. At the time the Fund's assets are invested in commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's; the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser. The assets of the Fund may be invested in non-U.S. dollar denominated and U.S. dollar denominated short-term instruments, including U.S. dollar denominated repurchase agreements. Cash is held for the Fund in demand deposit accounts with the Fund's custodian bank.

U.S. GOVERNMENT SECURITIES

     These securities are issued or guaranteed by the U.S. government, its agencies or instrumentalities and may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association, the Federal Farm Credit System, the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. government securities.



Restricted Securities

      Securities that have legal or contractual restrictions on their resale may be acquired for the Fund. The price paid for these securities, or received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities reflects any limitation on their liquidity.

When-Issued and Delayed Delivery Securities

      Securities may be purchased for the Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to the Fund until delivery and payment take place. At the time the commitment to purchase securities on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining that Fund's net asset value (NAV). The Fund maintains with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

Investment Company Securities

      Subject to applicable statutory and regulatory limitations, the assets of the Fund may be invested in shares of other investment companies. Under the 1940 Act, the assets of the Fund may be invested in shares of other investment companies in connection with a merger, consolidation, acquisition or reorganization or if immediately after such investment (i) 10% or less of the market value of the Fund's total assets would be so invested, (ii) 5% or less of the market value of the Fund's total assets would be invested in the shares of any one such company, and (iii) 3% or less of the total outstanding voting stock of any other investment company would be owned by the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Repurchase Agreements

      The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements are considered by the Staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability dispose of the underlying securities. If the lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Investment Adviser.

Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 15% of the market value of the Fund's total assets would be invested in such repurchase agreements together with any other investment being held for the Fund for which market quotations are not readily available.

Collateral for repurchase agreements may be held by a custodian other than Brown Brothers Harriman

FOREIGN INVESTMENT RISK:

Investing in securities of foreign issuers involves risks not typically associated with investing in securities of domestic issuers. Changes in political or social conditions, diplomatic relations, or limitation on the removal of funds or assets may adversely affect the value of the investments of the Fund. Changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to interest paid to the Fund by domestic issuers.

Because foreign securities generally are denominated and pay interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the net assets of the Fund as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. The Fund also incurs costs in connection with conversion between various currencies.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

INVESTMENT RESTRICTIONS

      The Fund operates under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund (see "Additional Information").

The Fund, may not:

DIVERSIFICATION
The Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940, as amended, which means that it is not limited by that Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

CONCENTRATION
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the Investment Company Act of 1940, any rule or order thereunder, or any SEC staff interpretation thereof. Futures and options contracts, tax-exempt government securities and tax-exempt municipal securities will not be deemed to constitute an industry.

UNDERWRITING
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

INVESTING IN COMMODITIES
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

INVESTING IN REAL ESTATE
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

BORROWING MONEY AND ISSUING SENIOR SECURITIES
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

LENDING
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

THE ABOVE LIMITATIONS CANNOT BE CHANGED UNLESS AUTHORIZED BY THE BOARD AND BY THE "VOTE OF A MAJORITY OF ITS OUTSTANDING VOTING SECURITIES," AS DEFINED BY THE 1940 ACT. THE FOLLOWING LIMITATIONS, HOWEVER, MAY BE CHANGED BY THE BOARD WITHOUT SHAREHOLDER APPROVAL. SHAREHOLDERS WILL BE NOTIFIED BEFORE ANY MATERIAL CHANGE IN THESE LIMITATIONS BECOMES EFFECTIVE.

ILLIQUID SECURITIES
The Funds will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that a Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 5% of a Fund's net assets.

INVESTING IN OTHER INVESTMENT COMPANIES
The Funds may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by a Fund in shares of other investment companies may be subject to such additional expenses. At the present time, the Funds expect that its investments in other investment companies may include shares of money market funds, including funds affiliated with the Funds' investment adviser. The Funds may invest in the securities of affiliated money market funds as an efficient means of managing a Fund's uninvested cash.

PURCHASES ON MARGIN
The Funds will not purchase securities on margin, provided that the Funds may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that the Funds may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

PLEDGING ASSETS
The Funds will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

SELLING SHORT
The Funds will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time;

RESTRICTED SECURITIES
The Funds will not purchase securities that are restricted at the time of purchase, except that the Funds may purchase Rule 144A securities.

For purposes of the above limitations:

   {circle}the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items and "bank instruments";

   {circle}Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

   {circle}The Fund will not make investments that will result in the investment of 25% or more of its assets in the securities of issuers primarily engaged in the same industry. Futures and options contracts, government securities and municipal securities will not be deemed to constitute an industry.

MANAGEMENT

      Information pertaining to the Trustees and executive officers of the Trust is set forth below. All of the Trustees are not "interested persons" of the Trust as defined by the 1940 Act.

NAME, BIRTH   POSITION(S)  TERM OF  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                        NUMBER OF FUNDS IN  OTHER
DATE AND      HELD WITH    OFFICE#                                                                     FUND COMPLEX        DIRECTOR-
ADDRESS       TRUST        AND                                                                         OVERSEEN BY         SHIPS
                           LENGTH                                                                      TRUSTEE{circumflex} HELD BY
                           OF TIME                                                                                         TRUSTEE
                           SERVED
Joseph V.     Chairman of  Since    Managing Director, Chairman and Chief Executive Officer of Shields 7                   None
Shields Jr.   the Board    2007     & Company (member of New York Stock Exchange); Chairman of Capital
              and Trustee           Management Associates, Inc. (registered investment adviser);
Birth Date:                         Director of Flower Foods, Inc. (New York Stock Exchange listed
March 17,                           company).
1938

Shields &
Company 140
Broadway
New York, NY
10005
Eugene P.     Trustee      Since    Chairman & CEO of Westport Asset Fund, Inc.                        7                   Director
Beard                      1993                                                                                            of Old
                                                                                                                           Westbury
Birth Date:                                                                                                                Funds (7)
March 17,
1935

372 Danbury,
Road
2nd Floor,
Wilson, CT
06897
David P.      Trustee      Since    Director of Jeffrey Co. (1992 to present); Director of QMED (1999  7                   Director
Feldman                    2007     to present).                                                                           of
                                                                                                                           Dreyfus
Birth Date:                                                                                                                Mutual
November 16,                                                                                                               Funds (59
1939                                                                                                                       Funds)

140 Broadway
New York, New
York 10005
Alan G. Lowy  Trustee      Since    Private Investor.                                                  7                   None
                           2007
Birth Date:
April 17,
1939

4111 Clear
Valley Drive
Encino, CA
91436
Arthur D.     Trustee      Since    Retired; Trustee, R.K. Mellon Family Trust (1981 to June 2003);    7                   None
Miltenberger               2007     General Partner, Mellon Family Investment Company IV, V and VI
                                    (1983 to 2002); Director of Aerostructures Corporation (aircraft
Birth Date:                         manufacturer) (1996 to July 2003).
November 8,
1938

503
Darlington
Road
Ligonier, PA
15658
Samuel F.     Trustee      Since    Private Investor.                                                  7                   None
Pryor, IV                  2007

Birth Date:
June 12, 1955

130 East 67th
Street
New York, NY
10021
H. Whitney    Trustee      Since    President, Clear Brook Advisors, a registered investment advisor.  7                   None
Wagner                     2007
Birth Date:
March 3, 1956
Clear Brook
Advisors
75
Rockefeller
Plaza, 14th
Floor
New York, NY
10019


OFFICERS
John A.      President   Since 2007 President and Principal Executive Officer of the Trust; He joined Brown Brothers         N/A N/A
Nielsen      and                    Harriman & Co. ("BBH & Co.") in 1968 and has been a Partner of the firm since 1987.
             Principal
Birth Date:  Executive
July 15,     Officer
1943

140 Broadway
New York, NY
10005
Charles H.   Treasurer,  Since 2007 Treasurer, Principal Financial Officer and Anti-Money Laundering Officer of the Trust;   N/A N/A
Schreiber    Principal              Senior Vice President of BBH & Co. since September 2001; Joined BBH & Co. in 1999.
             Financial
Birth Date:  Officer,
December 10, Anti-Money
1957         Laundering
             Officer
140 Broadway
New York, NY
10005
Mark Nixon   Assistant   Since 2007 Assistant Secretary of the Trust, Vice President of BBH & Co. (since October 2006),      N/A N/A
             Secretary,             Accounting Manager, Reserve Funds (August 2005-September 2006) Assistant Controller,
Birth Date:  Assistant              Reserve Funds (February 2005-August 2005), Project Manager-Nixon Consulting (December
May 4, 1966  Treasurer              2001-February 2005).

140 Broadway
New York, NY
10005
Michael F.   Chief       Since 2007 Chief Compliance Officer of the Trust; Senior Vice President of BBH & Co. since          N/A N/A
Hogan        Compliance             September 1994; Joined BBH & Co. in 1985.
             Officer
Birth Date:
January 25,
1963

50 Milk
Street
Boston, MA
02109
Gail C.      Secretary   Since 2007 Secretary of the Trust; Counsel, ReedSmith, LLP (since October 2002); Corporate Counsel  N/A N/A
Jones                               (January 1997 to September 2002) and Vice President (January 1999 to September 2002) of
                                    Federated Services Company.
Birth Date:
October 26,
1953

1001 Liberty
Avenue
Pittsburgh,
PA 15222-
3779
Judith J.    Vice        Since 2007 Vice President of the Trust; Vice President (since November 1997) of Federated Services  N/A N/A
Mackin       President              Company.

Birth Date:
May 30, 1960

1001 Liberty
Avenue,
Pittsburgh,
PA 15222-
3779
John C.      Assistant   Since 2007 Assistant Treasurer of the Trust; Assistant Vice President (since September 2001);       N/A N/A
Smith        Treasurer              Associate (September 2000 to August 2001); and Senior Analyst (June 1999 to August 2000)
                                    of BBH & Co.
Birth Date:
August 2,
1965

50 Milk
Street
Boston, MA
02109

# Each Trustee of the Trust holds office until he or she attains the age of 70 (72, in the case of Trustees who were elected as such before January 1, 2000), or until he or she sooner dies, resigns or is removed from office in accordance with the provisions of the Trust's Declaration of Trust. All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust's By-laws).

   {circumflex}The Fund Complex consists of the Trust, which has seven series and are each counted as one "fund" for purposes of this table.


BOARD OF TRUSTEES
      The Trust's Trustees, in addition to supervising the actions of the Trust's Investment Adviser, the Administrator and the Distributor, as set forth below, decide upon matters of general policy with respect to the Trust. The Board meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designed to promote compliance with various regulatory requirements. At least annually, the Trustees of the Trust review the fees paid to the Investment Adviser for investment advisory services, and evaluate, among other things, the quality of such services and comparative fee information with respect to similar investment companies. The Trustees are assisted in this process by independent legal counsel.

      The Trustees (except Mr. Shields) serve on an Audit Committee that selects the independent public accounts for the Fund and review accounting policies and controls.
      Messrs. Shields, Feldman and Carpenter serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the "fair value" of any security for which market quotations are not readily available.



TRUSTEE EQUITY OWNERSHIP AS OF 12/31/06



Name of      Dollar Range of     Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by
Trustee      Equity Securities   Trustee in BBH Family of Funds
             in the Funds
Joseph V.    None                Over $100,000
Shields, Jr.
Eugene P.    None                None
Beard
David P.     None                None
Feldman
Alan G. Lowy None                None
Arthur D.    None                Over $100,000
Miltenberger
Samuel F.    None                None
Pryor, IV
H. Whitney   None                None
Wagner

COMPENSATION

Each member of the Board of Trustees receives a base annual fee of $50,000 and such base annual fee is allocated among all series of the Trust, based upon their respective net assets). The Chairman of the Board (Mr. Shields) and the Chairman of the Audit Committee (Mr. Miltenberger) receive an additional fee of $12,500 and $10,000 per year, respectively. In addition, each Trustee receives an additional fee of $2,500 for attending each special Board meeting (meetings of the Board other than the regularly scheduled quarterly Board meetings).

TRUSTEE COMPENSATION FOR THE CALENDAR YEAR ENDED 12/31/2006*

Name of        Aggregate     Pension or Retirement Benefits Accrued   Estimated Annual   Total Compensation from Fund
Person,        Compensation  as Part of Fund Expenses                 Benefits upon      Complex{circumflex} paid to Trustee
Position       from Fund                                              Retirement
Joseph V.      $6,584.23     None                                     None               $50,000
Shields, Jr.,
Trustee
Eugene P.      $5,278.83     None                                     None               $40,000
Beard, Trustee
David P.       $5,278.83     None                                     None               $40,000
Feldman,
Trustee
Alan G. Lowy,  $5,278.83     None                                     None               $40,000
Trustee
Arthur D.      $6,361.01     None                                     None               $45,000
Miltenberger,
Trustee
Samuel F.      $5,278.83     None                                     None               $32,000
Pryor, IV,
Trustee
H. Whitney     1,431.57      None                                     None               None
Wagner***

* Compensation shown was for services rendered on behalf of the Predecessor
Funds.
** Because the Fund is a new portfolio of the Trust, Trustee compensation has not yet been earned and will be reported following the Fund's next fiscal year.

*** Mr. Wagner became a Trustee of the Trust on December 11, 2006; therefore compensation has not yet been earned and will be reported following the Funds' next fiscal year.

{circumflex}The Fund Complex consists of the Trust, which has seven series and are each counted as one "fund" for purposes of this table.

Because of the services rendered to the Trust by the Investment Adviser and the Administrators, the Trust requires no employees other than its Officers, and the Officers receive no compensation from the Trust or the Fund.

CODE OF ETHICS

The Trust, the Investment Adviser and the Distributor (each as described below) have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits affected personnel to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions reasonably designed to identify and address potential conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Trust, the Investment Adviser and the Distributor are on file with the SEC.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

     The Board has delegated to the Investment Adviser authority to vote proxies on the securities held in the Fund's portfolios. The Board has also approved the Investment Adviser's policies and procedures for voting the proxies, which are described below.

PROXY VOTING POLICES

     The Investment Adviser generally will cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management; increase shareholder value; maintain or increase shareholder influence over the issuer's board of directors and management; and maintain or increase the rights of shareholders.

     The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Investment Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

The Investment Adviser will generally vote FOR proposals to:

{circle}Declassify the board of directors and require annual election of directors
{circle}Require auditor independence where availability of independent candidates is reasonable
{circle}Ensure shareholders' right to confidential voting
{circle}Require shareholder vote on any future poison pill
{circle}Removal of super-majority vote requirements
{circle}Change to a simple majority vote for shareholders
{circle}Restrict charitable contributions
{circle}Prevent a company from soliciting/influencing employees' political contributions
{circle}Convert traditional stock option plans to performance-
   indexed/benchmarked/indexed-based stock option plans
{circle}Review link between stock option compensation and performance {circle}Issue reverse stock splits
{circle}Repurchase shares when deemed appropriate by management {circle}Declare dividends when deemed appropriate by management {circle}Appoint external independent auditors
{circle}Deliver annual reports
{circle}Adjust executive performance-based incentive compensation to exclude non-recurring or non-operating income from the calculation {circle}Expense stock options on income statement/exceed the requirements of
   SFAS 123/provide more detailed reporting of stock option accounting.

The Investment Adviser will generally vote AGAINST proposals to do the following when the company is in compliance with existing regulation:

{circle}Classify/stagger the election of directors
{circle}Require adoption of a workplace/vendor code of conduct based on international conventions or require additional reporting {circle}Environmental reporting, restrictions or requirements
{circle}Disclose strategic development planning
{circle}Socially-responsible criteria/social performance/human capital development/employee satisfaction criteria in executive compensation {circle}Modify existing Equal Employment Opportunity policy language {circle}Specifically restrain international lending practices
{circle}Require social/environmental/community "sustainability" reports {circle}Restrict, label, prohibit, require shareholder approval of genetically modified foods or products/activities containing specific chemicals/environmental agents
{circle}Require specific pension plan offerings for employees
{circle}Restrict or require reporting on political contributions/political lobbying/employees who serve in a governmental capacity
{circle}Require cumulative voting
{circle}Impose pharmaceutical price caps/ceilings
{circle}Initiate or renew poison pills (shareholder rights plans) {circle}Reprice stock options
{circle}Require geographic rotation of annual meetings
{circle}Dictate company activities or require additional reporting regarding military activities/weaponization of space
{circle}Require a company to pay/increase a dividend or dictate use of cash flow {circle}Require reporting on anti-predatory lending practices or linking anti-
   predatory lending practices to executive compensation
{circle}Form a separate board committee to review sub-prime lending {circle}Nominate a "wage roll employee" or any other specific category of person to the board
{circle}Require reporting of cell-phone related accidents
{circle}Require additional tobacco warnings/smoke-free restaurants and facilities
{circle}Restrict investment in tobacco, alcohol, gambling or other stocks {circle}Require additional reporting or rules concerning animal rights {circle}Conversion from closed-end fund to open-end fund
{circle}Prohibit privatization/require reports on prohibiting privatization {circle}Establish a shareholder matching gift plan
{circle}Link executive compensation to workforce/employee hiring trends {circle}Require a fixed date for annual meetings
{circle}Require additional special reporting about advertising practices {circle}Issue new shares (stock split) when the proposed new total number of shares is greater than 2 1/2 times the currently outstanding number of shares (10% for international companies, unless use of funds is specified).

The Investment Adviser will review the following types of proposals on a case-by-case basis:

{circle}Executive severance and compensation arrangements
{circle}Requirements to hire a proxy voting firm
{circle}Women/minorities on the board of directors
{circle}Multiple candidates for the board of directors
{circle}Composition of the board of directors
{circle}Independent nominating committee of the board of directors {circle}Non-discrimination on the basis of sexual preference
{circle}Suspension or cancellation of restricted stock program
{circle}Cap on non-audit fees for auditor
{circle}Term limits
{circle}Board committee to review conflicts of interest
{circle}State of incorporation
{circle}Separation of role of Chairperson and CEO
{circle}Require independent chairperson
{circle}All take over bids

The Investment Adviser will abstain from voting on an increase of Rule 12b-1 fees for open-end mutual funds.

PROXY VOTING PROCEDURES

     The Investment Adviser has formed a Proxy Review Committee (PRC) to exercise all voting discretion in accordance with the proxy voting policies.
The PRC is chaired by a senior investment management portfolio manager who oversees proxy review procedures and opinions. All members of the PRC are investment management employees who are Series 7 and 66 registered, except that there shall be at least one member who is an officer of Brown Brothers Harriman Trust Company. An investment management partner also oversees the activities of the PRC and is consulted on complex proxy issues and general PRC guidelines. In addition, the PRC will consult with a buy-side equity analyst of the Investment Adviser who follows a particular company on certain significant proposals concerning that company, such as mergers. Casting of votes will be performed and recorded by the Investment Adviser's Investment Management Services Proxy Processing Group (IMS) as directed by the PRC. All voting decisions by the PRC will be documented together with the committee's reasoning as to how they arrived at their vote.

CONFLICTS OF INTEREST

     The Investment Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Investment Adviser. This may occur when a significant business relationship exists between the Investment Adviser (or its affiliates) and a company involved with a proxy vote. The PRC Chairperson will identify and document known potential or existing conflicts. Once identified, the Chairperson will document the reasons why such voting action should be taken. Additionally, if a member of the PRC becomes conflicted with a proxy voting matter, either directly or indirectly, or through association with that PRC member's business line, he or she must inform the Chairperson of the PRC of their conflicted status and document how and why that individual reached a conflicted status. This record will then be maintained by the IMS as part of the voting record. The conflicted PRC member will then become restricted to voting in the conflicted proxy matter and the Chairperson in charge of the PRC will assign another unrestricted individual to vote on that proxy matter. If the conflict covers all members of the PRC then the Chairperson of the PRC will document the PRC's decision on how to vote the conflicted proxies. In the event of a conflict of interest that is deemed to be irreconcilable by the Chairperson of the PRC, the Chairperson will review the conflict with either the Chairman of the Fund's Board of Trustees or the Chairman of the Audit Committee. The voting record on conflicted proxies will be reviewed by the Investment Adviser's Compliance Department for completeness of the documentation.

PROXY VOTING REPORT

     A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through BBH's website. Go to www.bbhfunds.com; select "Online Literature/Holdings Report" to access the link to Form N-PX.

PORTFOLIO HOLDINGS INFORMATION

      Information concerning the Fund's portfolio holdings is available on the BBH website at www.bbhfunds.com. A complete listing of the Fund's portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month.

      You may also access from the "Online Literature/Holdings Report" section of the website portfolio information as of the end of each of the Fund's fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

      Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Under a combined Investment Advisory and Administrative Services Agreement ("Agreement") with the Trust, subject to the general supervision of the Trust's Trustees and in conformance with the stated policies of the Fund, Brown Brothers Harriman & Co. ("Brown Brothers Harriman") provides investment advice, and portfolio management and administrative services to the Fund.

INVESTMENT ADVISORY SERVICES
It is the responsibility of Brown Brothers Harriman to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions of the Fund, and to manage, generally, the investments of the Fund.

     The Agreement between Brown Brothers Harriman and the Fund is dated December 11, 2006 and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) or by the Fund's Trustees, and
(ii) by a vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Trustees") cast in person at a meeting called for the purpose of voting on such approval. The Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Fund, or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) on 60 days' written notice to Brown Brothers Harriman and by Brown Brothers Harriman on 90 days' written notice to the Fund. (See "Additional Information".)

      The combined investment advisory and administrative services fee paid to Brown Brothers Harriman is calculated daily and paid monthly at an annual rate equal 0.80% of the average daily net assets of the Fund. For the fiscal years ended October 31, 2006, 2005 and 2004, the Fund incurred $3,172,773 $2,150,436 and $1,367,774, respectively, Compensation shown was for services rendered on behalf of the Predecessor Fund under a separate agreement that covered only advisory fees.

      The investment advisory services of Brown Brothers Harriman to the Fund are not exclusive under the terms of the Agreement. Brown Brothers Harriman is free to and does render investment advisory services to others, including other registered investment companies.

Pursuant to a license agreement between the Trust and Brown Brothers Harriman dated December 11, 2006, the Funds, including each series thereof, may use "Brown Brothers Harriman" in their names. The license agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Trust, upon the expiration or earlier termination of any agreement between the Trust or any investment company in which a series of the Trust invests all of its assets and Brown Brothers Harriman. Termination of the license agreement would require the Trust to change its name and the names of the Funds to eliminate all references to Brown Brothers Harriman.

ADMINISTRATIVE SERVICES
Brown Brothers Harriman acts as Administrator of the Trust under the terms of the combined Agreement.

In its capacity as Administrator of the Trust, Brown Brothers Harriman administers all aspects of the Trust's 's operations subject to the supervision of the Board of Trustees except as set forth above under "Investment Adviser" and below under "Distributor." In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman (i) provides the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Trust ; (ii) oversees the performance of administrative and professional services to the Trust by others, including the Transfer and Dividend Disbursing Agent; (iii) provides adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the registration statements and each Fund's prospectus, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for each Fund and reports to shareholders and the SEC.

      For the fiscal years ended October 31, 2006, 2005 and 2004, the Fund incurred $732,178 $496,254 and $315,640, respectively, for administrative services. Compensation shown was for services rendered on behalf of the Predecessor Fund under a separate agreement that covered only administrative services.

Pursuant to separate Sub-administrative Services Agreements between Brown Brothers Harriman and each of Federated Services Company ("Federated"), the Sub-administrator performs such sub-administrative duties for the Funds as are from time to time agreed upon by Brown Brothers Harriman and the Sub-administrator. The offices of Federated are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The offices Brown Brothers Harriman are located at 140 Broadway, New York, New York 10005. The Sub-administrator's duties may include, but are not necessarily limited to, providing equipment and clerical personnel necessary for maintaining the organization of the Funds , participating in the preparation of documents required for compliance by the Funds with applicable laws and regulations, preparing certain documents in connection with meetings of Trustees and shareholders of the Funds, and other functions that would otherwise be performed by Brown Brothers Harriman as set forth above (see "Administrator"). For performing such sub-administrative services, the Sub-administrator receives such compensation from Brown Brothers Harriman as is from time to time agreed to between Brown Brothers Harriman and the Sub-administrator, which fees, in the aggregate, may not exceed the amount paid to Brown Brothers Harriman by the Funds, respectively.

PORTFOLIO MANAGER INFORMATION

     The Investment Adviser to the Fund is Brown Brothers Harriman, Private Bankers, a New York limited partnership established in 1818. Brown Brothers Harriman has established a separately identifiable department (SID) to provide investment advice to mutual funds. Brown Brothers Harriman is responsible for managing the Fund. The address of Brown Brothers Harriman is 140 Broadway, New York, NY 10005.
      The Investment Adviser employs a "manager-of-managers" investment approach, whereby it allocates the Fund's assets among the Fund's subadvisers-- currently, Walter Scott & Partners Limited ("Walter Scott") and Mondrian Investment Partners Limited ("Mondrian"). Subject to the supervision of the Fund's Board of Trustees, the Investment Adviser oversees the subadvisers and evaluates their results.

WALTER SCOTT & PARTNERS LIMITED

     A team of managers at Walter Scott & Partners Limited is responsible for managing the growth component of the Fund. The address of Walter Scott is: One Charlotte Square, Edinburgh, EHZ4DZ, UK.

The following information about the Walter Scott Portfolio Managers is provided as of the end of the Fund's most recently completed fiscal year.

                                    TOTAL NUMBER OF OTHER
 OTHER ACCOUNTS MANAGED BY              ACCOUNTS MANAGED/
 KENNETH J. LYDALL                          TOTAL ASSETS*
 WALTER SCOTT
 Registered Investment Companies     5  /  $721.2 million
 Other Pooled Investment Vehicles   9 /  $3,101.1 million
 Other Accounts                   145  /  $26,662 million
* None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.


PORTFOLIO MANAGER COMPENSATION
Walter Scott & Partners Limited operates in all respects as a partnership. The entire income of the company (subject to the retention of annual working capital) is distributed to the directors and staff. The entire financial incentive as a portfolio manager is of an income nature. Throughout the remuneration structure the reward reflects contribution to the company as a whole. At the more junior levels this includes competitive salary and discretionary bonus. At the senior levels the bonus component is more akin to a net income share. Fixed salaries are based on an individual's level of experience as well as his position within the company. Annual bonuses are based on the performance of the company and are determined by the Board of Directors. All employees participate in the company's pension program which is structured as a defined contribution scheme. Remuneration is not linked to performance of a specific fund but to the performance of the whole company.

MONDRIAN INVESTMENT PARTNERS LIMITED

     Elizabeth Desmond at Mondrian Investment Partners Limited is responsible for managing the value component of the Fund. The address of Mondrian is: 3rd Floor, 80 Cheapside, London, England EC2V 6EE.

The following information about the Fund's Portfolio Manager is provided as of the end of the Fund's most recently completed fiscal year. Please note that as Mondrian follows a calendar year schedule, the information provided is as of December 31, 2006.

                                  TOTAL NUMBER OF OTHER
 OTHER ACCOUNTS MANAGED BY            ACCOUNTS MANAGED/
 MONDRIAN ELIZABETH DESMOND               TOTAL ASSETS*
 Registered Investment Companies       9/$2,528 million
 Other Pooled Investment Vehicles      1/$2,688 million
 Other Accounts                      25/$10,164 million
* None of the "Other Accounts" managed by Elizabeth Desmond have an advisory fee that is based on the performance of the account. Please note that these figures include accounts where Ms. Desmond is listed as either the primary or back up portfolio manager. To ensure commonality among funds and timely implementation and maintenance of all accounts on a consistent basis, Mondrian has developed implementation teams that utilize the resources of all portfolio managers/analysts. Each account has an assigned portfolio manager and a designated implementation manager with a reporting structure down to the portfolio administration level. David Tilles, as Chief Investment Officer, has overall responsibility for all accounts. The other named directors along with their fund manager colleagues share responsibilities for the day to day management of all portfolios within the above-mentioned structure.


Dollar value range of shares owned in the Fund: None.


CONFLICT OF INTEREST

Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that may arise in the course of normal investment management business activities together with a summary of Mondrian's policy in that area:

DEALING IN INVESTMENTS AS PRINCIPAL AND THE PROVISION OF SEED CAPITAL Mondrian generally does not trade for its own account. However, two Mondrian affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

DEALING IN INVESTMENTS AS AGENT FOR MORE THAN ONE PARTY
Mondrian addresses the potential conflicts of interest that arise where a firm manages multiple client portfolios through the operation of dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients.

ALLOCATION OF INVESTMENT OPPORTUNITIES
Mondrian's policy requires that investment opportunities should be allocated among clients in an equitable manner. For equity portfolios Mondrian makes stock selection decisions at committee level. Those stocks identified as investment opportunities are added to Mondrian's list of approved stocks ("Stock List"). Portfolios will hold only those stocks contained in the Stock List, and portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. For bond portfolios investment decisions are also committee based, and all bond portfolios governed by the same or a similar mandate are structured in the same way. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates. Clients with performance-based fees shall be allocated investment opportunities in the same way as clients whose fees are not performance-based.

ALLOCATION OF AGGREGATED TRADES
Mondrian's policy requires that all allocations must be fair between clients and, to be reasonable in the interests of clients, will generally be made in proportion to the size of the original orders placed. However where such allocation would create a material adverse effect on a client an adjustment may be made to the allocation. Where such adjustment is considered appropriate. Mondrian's normal policy will be to adopt a random method of allocation between clients achieved through an automated process. Such allocations should not conflict with any instructions a client may have issued, or with any limitations placed on the degree of discretion the Portfolio Manager has to act on behalf of the client.
SOFT DOLLAR ARRANGEMENTS
Mondrian does not have any sort dollar arrangements in place with brokers.

DUAL AGENCY/CROSS TRADE
Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. Mondrian may from time to time act as agent for both parties with respect to transactions in investments. If Mondrian proposes to act in such capacity the Portfolio Manager will first: (a) obtain approval from the Chief Compliance Officer; and
(h) inform the client of the capacity in which Mondrian is acting.

TRANSACTING CLIENT TRADES WITH AN AFFILIATED BROKER
Mondrian does not currently have any affiliated brokers. Please note that Mondrian has filed a broker/dealer application with the NASD for an affiliated company, Mondrian Distributors (U.S.), Inc. Once licensed, this broker/dealer will only be used to facilitate the sale of certain Mondrian group investment funds. No transactions for client portfolios will be executed through this entity.

FEES
Mondrian charges fees as proportion of assets under management. In a very limited number of situations, in addition to this fee basis, these accounts also include a performance fee basis. The potential conflict of interest arising from these fee arrangements is addressed by Mondrian's procedure for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements (see 4. above).

EMPLOYEE PERSONAL DEALINGS
Mondrian has arrangements in place to ensure that none of its directors, officers or employees effects any transaction on their own account which conflicts with client interests. These individuals are also prohibited from procuring any other person to enter into such a transaction (except in the proper course of their employment). For the purposes of clarity, this will include, but is not limited to, anyone connected with that individual by reason of a domestic or business relationship (other than as arises solely because that person is a Mondrian client) such that the individual has influence over that person's judgment as to how to invest: his property or exercise ally rights attaching to his Investments. Mondrian's rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

GIFTS AND HOSPITALITY (RECEIVED)
In the normal course of business, Mondrian employees may receive gifts and hospitality from third parties e.g. brokers and other service providers. Mondrian has a policy which requires that all gifts and hospitality received are reported to the Chief Compliance Officer (any items in excess of {pound-sterling}100 require pre-approval).

GIFTS AND HOSPITALITY (RECEIVED)
In the normal course of business Mondrian employees may provide gilts and hospitality to third parties. Any such expenditure in excess of {pound-sterling}200 requires the approval of Mondrian's Managing Director and is reported to the Chief Compliance Officer.

COMPENSATION
Mondrian's compensation arrangements are designed to attract and retain high caliber staff. The compensation structure does not provide incentives for any member staff to favour any client (or group of clients). Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Mondrian's Compliance Monitoring Program incorporates periodic reviews of areas where the above listed conflicts of interest might arise. Compliance with Mondrian's policies and procedures is monitored using exception reporting, as well as regular review, testing and evaluation of the appropriateness of the procedures.

Any apparent violations of the above procedures will he investigated and reported to the Chief Compliance Officer, who will determine any action necessary.

Any material findings would he reported to senior management and the Mondrian Compliance Committee (a sub-committee of the Company's Board) and, where required, any relevant Regulator.

COMPENSATION
Mondrian has the following programs in place to retain key investment staff:

COMPETITIVE SALARY - All investment professionals are remunerated with a competitive base salary.

PROFIT SHARING BONUS POOL - All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

EQUITY OWNERSHIP - Mondrian is majority management owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business.

INCENTIVES - {Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term performance, teamwork, client service and marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important clement of the assessment Focused on the quality of individual research contribution.

COMPENSATION COMMITTEE
In determining the amount of bonuses and equity awarded, Mondrian's Board of Directors consults with the company's Compensation Committee, which will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

DEFINED CONTRIBUTION PENSION PLAN
All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if desired. The Plan is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Plan provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

OWNERSHIP OF FUND SHARES
Elizabeth Desmond does not beneficially own any of the equity securities in the Fund.

DISTRIBUTOR

Edgewood Services, Inc. ("Edgewood") serves as exclusive Distributor of the Funds' shares. Its offices are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Distributor's Contract dated as of December 11, 2006 between the Trust and Edgewood remains in effect for two years from the date of its execution and thereafter, but only so long as the continuance of the agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distributor's Contract was first approved by the Independent Trustees of the Trust on December 12, 2005. The agreement terminates automatically in the event of its assignment, and may be terminated
(i) with respect to the Funds, at any time, without penalty, by the Board of Trustees of the Trust or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Funds on not more than ninety (90) days' written notice to Edgewood, and (ii) by Edgewood on ninety (90) days' written notice to the Trust.

SHAREHOLDER SERVICING AGENT

      A shareholder servicing agreement with Brown Brothers Harriman pursuant to which Brown Brothers Harriman, as shareholder servicing agent for the Trust with respect to the Fund's Class N shares, among other things: answers inquiries from shareholders of and prospective investors in Class N shares of the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Trust or a shareholder of or prospective investor in Class N shares of the Fund may reasonably request. For these services, Brown Brothers Harriman receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by Class N shares owned during the period for which payment was being made by shareholders who did not hold their account with a eligible institution.

FINANCIAL INTERMEDIARIES

      From time to time, the Fund and/or its Shareholder Servicing Agent enter into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Class N shares of the Fund through that Financial Intermediary, which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in Class N shares of the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Trust; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Class N shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Class N shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of Class N shareholders of the Fund. A Financial Intermediary may designate other intermediaries to accept purchase and redemption orders for Class N shares. Customer orders are priced at the NAV for Class N shares next determined after such order has been accepted by such customer's Financial Intermediary or its authorized designee. The Fund will be deemed to have received a purchase or redemption order for Class N shares when the Financial Intermediary or its authorized designee accepts such order. For these services, the Financial Intermediary receives such fees from the Fund or the Shareholder Servicing Agent as may be agreed upon from time to time between the parties.

ELIGIBLE INSTITUTIONS

      The Trust enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Trust with respect to shareholders of and prospective investors in Class N shares of the Fund who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Trust; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Class N shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund's average daily net assets represented by Class N shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.

      The Fund's organizational documents provide that, at any meeting of shareholders of the Fund, each eligible institution may vote any Shares as to which that eligible institution is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that eligible institution is the agent of record. Any shares so voted by an eligible institution will be deemed to be represented at the meeting for purposes of quorum requirements.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

      Brown Brothers Harriman (the "Custodian"), 140 Broadway, New York, New York 10005, is the Custodian for the Fund. As Custodian for the Fund, it is responsible for maintaining books and records of the Fund's portfolio transactions and holding the Fund's portfolio securities and cash pursuant to a custodian agreement with the Trust. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Trust, the Custodian maintains the accounting records for the Fund and each day computes the NAV per share of the Fund.

      Citigroup Global Transaction Services, Two Portland Square, Portland, ME 04101 is the Transfer and Dividend Disbursing Agent for the Fund. The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of the Fund's shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Deloitte & Touche LLP, Boston, Massachusetts is the independent registered accounting firm for the Fund.

NET ASSET VALUE

      The NAV of each class of shares of the Fund is normally determined each day the New York Stock Exchange is open for regular trading. (As of the date of this Statement of Additional Information, such Exchange is open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas and on the preceding Friday or subsequent Monday when one of those holidays fall on Saturday or Sunday.) The determination of NAV per share is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets the amount of its liabilities, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. NAV per share is determined separately for each class of shares by dividing the value of the Fund's total assets attributable to the shares of the class (less all liabilities attributable to the class) by the total number of shares of the class outstanding.

     The value of investments listed on a securities exchange is based on the last sale prices as of the close of regular trading of the New York Stock Exchange (which is currently 4:00 P.M., Eastern time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

      Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trust's Trustees. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

      The value of investments listed on a domestic securities exchange is based on the last sale prices as of the regular close of the New York Stock Exchange (which is currently 4:00 p.m., New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange. Securities listed on a foreign exchange are valued at the last quoted sales price available before the time at which net assets are valued.

     Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating NAV per share, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates available at the time of valuation.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's NAV is calculated, such securities would be valued at fair value in accordance with procedures established by and under the general supervision of the Fund's Trustees. A domestic exchange-traded security may also be fair valued if events materially affecting the price of the security occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.

COMPUTATION OF PERFORMANCE

      The average annual total return of the Fund is calculated for any period by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and (c) subtracting 1 from the result.

      The total rate of return of the Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result.

      The annualized average rate of return of the Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate NAV per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate NAV per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result. Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

      The following table sets forth average annual total return information for the periods ended December 31, 2006:

International Equity Fund*

CLASS N SHARES                                       1 Year
                                                             5 Years     10 Years
Total Return
  Before Taxes                                       23.81%  11.92%      6.84%
  After Taxes on Distributions                       22.40%
                                                             11.67%      6.54%
  After Taxes on Distributions   and Sale of Shares  15.16%


                                                             10.35%      5.89%

 CLASS I SHARES  1 Year              Start of Performance on April 1, 1995
                         5 Years
 Total Return
   Before Taxes  24.13%  12.28%      7.16%
(1) Class N Shares commenced operations on June 07, 1997. Performance prior to that date is that of the BBH International Equity Portfolio adjusted for the expenses of the Fund.
(2) Class I Shares commenced operations on *October 25, 2002. Performance prior to that date is that of the BBH International Equity Portfolio adjusted for expenses of the Fund.


Performance prior to June 12, 2007 is that of the Predecessor Funds. The Fund has the same investment objective and policies as its predecessor.


Performance calculations should not be considered a representation of the average annual or total rate of return of the Fund in the future since the rates of return are not fixed. Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by the Fund's expenses during the period.

      Total and average annual rate of return information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

      The Fund's performance may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Performance figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the MSCI-EAFE Index) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes are used on a consistent basis. The Fund's investment results as used in such communications are calculated on a total rate of return basis in the manner set forth below.

      Period and average annualized "total rates of return" may be provided in such communications. The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period based on any change in NAV per share and including the value of any shares purchasable with any dividends or capital gains distributions during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one year period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return is slightly higher than a period total rate of return if the period is shorter than one year, because of the assumed reinvestment.

PURCHASES AND REDEMPTIONS

      Orders received by a Financial Intermediary or an Eligible Institution will be priced at the NAV next calculated after that Financial Intermediary or Eligible Institution, as an agent of the Fund, receives the request in good order from its clients.

      A confirmation of each purchase and redemption transaction is issued as on execution of that transaction.

      The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

      A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is registered as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the NAV of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

      An investor should be aware that redemptions from the Fund may not be processed if a completed account application with a certified taxpayer identification number has not been received.

      In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

LOST ACCOUNTS. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be cancelled. However, checks will not be reinvested into accounts with a zero balance.

FEDERAL TAXES

      Each year, the Trust intends to continue to qualify the Fund and elect that it be treated as a separate "regulated investment company" of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund is not subject to federal income taxes on its Net Income and realized net long-term capital gains in excess of net short-term capital losses that are distributed to their shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Fund intends to continue to meet such requirements. Under Subchapter M of the Code, the Fund is not subject to federal income taxes on amounts distributed to shareholders.

      Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities, foreign currencies or other income derived with respect to its business of investing in such securities; (b) less than 30% of the Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of the Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets be represented by investments in the securities of any one issuer (other than U.S. Government securities and securities of other investment companies). Foreign currency gains that are not directly related to the Fund's business of investing in stock or securities is included in the income that counts toward the 30% gross income requirement described above but may be excluded by Treasury Regulations from income that counts toward the 90% of gross income requirement described above. In addition, in order not to be subject to federal income tax, at least 90% of the Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders.

      Under the Code, gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, the Fund's share of gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

      Dividends paid from the Fund are not eligible for the dividends-received deduction allowed to corporate shareholders because the net income of the Fund does not consist of dividends paid by domestic corporations.

      Gains or losses on sales of securities are treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where a put has been acquired or a call has been written thereon. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for the Fund lapses or is terminated through a closing transaction, such as a repurchase of the option from its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold pursuant to the exercise of a call option written for them, the premium received would be added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of the Fund's gross income be derived from gains from the sale of securities held for less than three months may limit the Fund's ability to write options and engage in transactions involving stock index futures.

      Certain options contracts held for the Fund at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long the Fund has held such options. The Fund may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

      If shares are purchased by the Fund in certain foreign investment entities, referred to as "passive foreign investment companies", the Fund may be subject to U.S. federal income tax, and an additional charge in the nature of interest, on the Fund's portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is paid by the Fund as a dividend to its shareholders. If the Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund", in lieu of the treatment described above, the Fund would be required each year to include in income, and distribute to shareholders, in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not distributed to the Fund.

      Return of Capital. Any dividend or capital gains distribution has the effect of reducing the NAV of Fund shares held by a shareholder by the same amount as the dividend or capital gains distributions. If the NAV of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution by the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

      Redemption of Shares. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

      Foreign Taxes. The Fund may be subject to foreign withholding taxes and if more than 50% of the value of the Fund's total assets at the close of any fiscal year consists of stock or securities of foreign corporations, at the election of the Trust any such foreign income taxes paid by the Fund may be treated as paid directly by its shareholders. The Trust makes such an election only if it deems it to be in the best interest of the Fund's shareholders and notifies shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If the Trust elects to treat foreign income taxes paid from the Fund as paid directly by the Fund's shareholders, the Fund's shareholders would be required to include in income such shareholder's proportionate share of the amount of foreign income taxes paid by the Fund and would be entitled to claim either a credit or deduction in such amount. (No deduction is permitted in computing alternative minimum tax liability). Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes are subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to that shareholder's total foreign source taxable income. For this purpose, the portion of dividends and capital gains distributions paid from the Fund from its foreign source income is treated as foreign source income. The Fund's gains and losses from the sale of securities are generally treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise are treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source "passive income", such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of such shareholder's proportionate share of the foreign income taxes paid from the Fund.

      Certain entities, including corporations formed as part of corporate pension or profit-sharing plans and certain charitable and other organizations described in Section 501 (c) of the Internal Revenue Code, as amended, that are generally exempt from federal income taxes may not receive any benefit from the election by the Trust to "pass through" foreign income taxes to the Fund's shareholders.

      In certain circumstances foreign taxes imposed with respect to the Fund's income may not be treated as income taxes imposed on the Fund. Any such taxes would not be included in the Fund's income, would not be eligible to be "passed through" to Fund shareholders, and would not be eligible to be claimed as a foreign tax credit or deduction by Fund shareholders. In particular, in certain circumstances it may not be clear whether certain amounts of taxes deducted from gross dividends paid to the Fund would, for U.S. federal income tax purposes, be treated as imposed on the issuing corporation rather than the Fund.

      Other Taxes. The Fund is subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisors with respect to any state or local taxes.

      Other Information. Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after October 31, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January.

      Under U.S. Treasury regulations, the Trust and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

      This tax discussion is based on the tax laws and regulations in effect on the date of this Statement of Additional Information, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES
      The Trust is an open-end management investment company organized as a Delaware Trust on October 28, 2005. Its offices are located at 140 Broadway, New York, New York 10005; its telephone number is (800) 625-5759. The Agreement and Declaration of Trust currently permits the Trust to issue an unlimited number of shares with no par value.

      Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

      Shares of the Trust entitle their holders to one vote per full and fractional share. Separate votes are taken by a single series of the Trust on matters affecting only that series, and by a single class of a particular series on matters affecting only that class. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required and has no current intention to hold meetings of shareholders annually but the Trust will hold special meetings of shareholders when in the judgment of the Trust's Trustees it is necessary or desirable to submit matters for a shareholder vote as may be required by the 1940 Act or as may be permitted by the Declaration of Trust or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares are fully paid and non-assessable by the Trust. The Trust's Agreement and Declaration of Trust provide that the Trust may, upon the approval of its Board of Trustees, require the redemption of all or any part of any outstanding shares without shareholder consent upon the sending of written notice thereof to each affected shareholder. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size.

      Share certificates are not issued by the Trust.


      The By-laws of the Trust provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of shareholders of the Fund, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

      The Trust's Agreement and Declaration of Trust provide that, at any meeting of shareholders of the Fund, each Eligible Institution may vote any shares as to which that Eligible Institution is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution is the agent of record. Any shares so voted by an Eligible Institution are deemed represented at the meeting for purposes of quorum requirements.

The Agreement and Declaration of Trust further provides that obligations of the Trust are not binding upon the Trust's Trustees individually but only upon the property of the Trust and that the Trust's Trustees are not liable for any action or failure to act, but nothing in the Agreement and Declaration of Trust protects a Trust's Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

      The Trust has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan") to permit the Trust to establish a multiple class distribution system for the Fund. Under the Plan, each class of shares represents an interest in the same portfolio of investments of the Fund, and has the same rights and privileges as any other class of the Fund.

PORTFOLIO BROKERAGE TRANSACTIONS

      The Fund is managed actively in pursuit of its investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 100% turnover would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year. For the fiscal years ended October 31, 2006, 2005 and 2004, the portfolio turnover rate of the BBH International Equity Portfolio was 10%, 5% and 81%, respectively. The portfolio turnover rate is that of the BBH International Equity Portfolio in which the Fund invested through October 31, 2002. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tends to increase as the level of portfolio activity increases. The Commissions shown were those rendered on behalf of the Predecessor Fund.

      In effecting securities transactions the Investment Adviser seeks to obtain the best price and execution of orders. All of the transactions for the Fund are executed through qualified brokers other than Brown Brothers Harriman. In selecting such brokers, the Investment Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the broker's financial condition and responsibility; the research and other information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

      The aggregate commissions paid by the Fund for the fiscal years ended October 31, 2006, 2005 and 2004 were $188,320 $110,073 and $16,875 respectively.
The Commissions shown were those rendered on behalf of the Predecessor Fund.

      A portion of the transactions for the Fund are executed through qualified brokers other than Brown Brothers Harriman In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Research services provided by brokers to which Brown Brothers Harriman has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser's clients and not solely or necessarily for the benefit of the Fund. The Investment Adviser believes that the value of research services received is not determinable nor does such research significantly reduce its expenses. The Fund does not reduce the fee paid to the Investment Adviser by any amount that might be attributable to the value of such services.

      Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law.

      A committee, comprised of officers and partners of Brown Brothers Harriman who are portfolio managers of some of Brown Brothers Harriman's managed accounts (the "Managed Accounts"), evaluates semi-annually the nature and quality of the brokerage and research services provided by brokers, and, based on this evaluation, establishes a list and projected ranking of preferred brokers for use in determining the relative amounts of commissions to be allocated to such brokers. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings.

      The Trust's Trustees review regularly the reasonableness of commissions and other transaction costs incurred for the Fund in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

      Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If the Fund effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Fund may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Fund may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

      The Investment Adviser may direct a portion of the Fund's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers on behalf of the Fund for services provided for which the Fund would otherwise be obligated to pay. Such commissions paid by the Fund are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

      On those occasions when Brown Brothers Harriman deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, Brown Brothers Harriman, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund. In some instances, this procedure might adversely affect the Fund.

ADDITIONAL INFORMATION

      As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940
Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or
(ii) more than 50% of the outstanding voting securities, whichever is less.

      Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.

      With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. or by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

      Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS
The Annual Report of the Predecessor Fund dated October 31, 2006 has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Predecessor Fund's Annual Report which also contains performance information of the Predecessor Fund is available, upon request, without charge to each person receiving this Statement of Additional Information.

APPENDIX - LISTING OF SERVICE PROVIDERS
The following is a list of persons other than the Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Fund:

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

LEGAL COUNSEL

Sullivan & Cromwell LLP

SERVICE PROVIDERS

Federated Services Company

Southpoint Distribution Services, Inc. Services, Inc.

ReedSmith LLP

SECURITY PRICING SERVICES

ITG, Inc.

FT Interactive

Reuters, Inc.

RATINGS AGENCIES

IDC

                      STATEMENT OF ADDITIONAL INFORMATION

                             BBH MONEY MARKET FUND
                           BBH TAX EXEMPT MONEY FUND
                          BBH U.S. TREASURY MONEY FUND


                     140 Broadway, New York, New York 10005


                                 June 12, 2007




     BBH Money Market Fund (the Money Market Fund), BBH Tax Exempt Money Fund (the Tax Exempt Fund), and BBH U.S. Treasury Money Fund (the Treasury Fund) (collectively, the Funds) are separate and diversified series of BBH Trust (Trust), which was organized as a Delaware statutory trust on October 28, 2005, 2006 and is a management investment company registered under the Investment Company Act of 1940, as amended (1940 Act).

      The Funds are types of mutual funds commonly known as money market funds. Money Market Funds are designed to be a cost effective and convenient means of making substantial investments in tax exempt or taxable money market instruments.

The Funds are successors to mutual funds of the same name (the "Predecessor Funds"). The Funds have the same investment objectives and policies as their respective Predecessor Funds



          Brown Brothers Harriman is the investment adviser (Investment Adviser) of the Funds. This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectus dated June 12, 2007, as supplemented from time to time, a copy of which may be obtained from the Trust at the address noted above.

                               TABLE OF CONTENTS

                                                                        Page

Investment Objectives and Policies
         BBH Money Market Fund
         BBH Tax Exempt Money Fund
         BBH U.S. Treasury Money Fund
         Securities in Which the Funds Invest
         Investment Restrictions
Management
         Board of Trustees
         Investment Adviser
         Administrators
         Distributor
         Shareholder Servicing Agent
         Financial Intermediaries
         Custodian, Transfer and Dividend Disbursing Agent
Independent Registered Public Accounting Firm
Code of Ethics
Voting Proxies on Fund Portfolio Securities
         Proxy Voting Policies
         Proxy Voting Procedures
         Conflicts of Interest
            Net Asset Value
Computation of Performance
Purchases and Redemptions
Federal Taxes
Description of Shares
Portfolio Brokerage Transactions
Bond, Note and Commercial Paper Ratings
Additional Information
Financial Statements

INVESTMENT OBJECTIVE AND POLICIES

The following supplements the information contained in the Funds' Prospectus concerning the investment objectives and policies of the Funds. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE FUNDS WILL BE ACHIEVED.

MONEY MARKET FUND:

The investment objective of the Money Market Fund is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Trust seeks to achieve the investment objective of the Fund by investing in high quality, short-term money market instruments. The Money Market Fund adheres to the following operating policies (which may be changed without shareholder or investor approval:
{circle}Interest Rate Risk Control. The average maturity of the Fund will be limited to 60 days. Rule 2a-7 under the 1940 Act (Rule 2a-7) and CFTC Rule
   1.25 guidelines currently limit the average maturity of a money market fund to 90 days.
{circle}Liquidity. The Fund will maintain a minimum of 20% of its net assets in securities with a time to maturity of 7 days or less.
{circle}Issuer Diversification. The Fund will not invest more than 3% of its net assets in one or more securities with a time to maturity longer than 7 days issued by a non-government issuer. Rule 2a-7 and CFTC Rule 1.25 guidelines currently allow issuer concentrations of 5%.
{circle}Credit Quality. The Fund will maintain a minimum of 50% of its net assets in securities rated A1+ by Standard & Poor's (S&P), and invest the balance of its assets in securities rated A1. Government securities, repurchase agreements and securities maturing in 7 days or less will be considered A1+ for these purposes.


TREASURY FUND:

The investment objective of the Treasury Fund is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Fund pursues its investment objective by investing in short-term obligations backed as to principal and interest payments by the full faith and credit of the United States of America. Although investments held for the Fund are issued by the U.S. government, an investment in the Fund is not insured or guaranteed by the U.S. government.

The Fund invests only, under normal circumstances, in securities issued by the U.S. Treasury and backed as to principal and interest payments by the full faith and credit of the United States of America and repurchase agreements collateralized by such securities.


TAX EXEMPT FUND:

The investment objective of the Tax Exempt Fund is to achieve a high level of current income exempt from federal income taxes as is consistent with the preservation of capital and the maintenance of liquidity.

Under normal circumstances, the Investment Adviser invests at least 80% of the Fund's assets in municipal securities the interest on which is exempt from federal income tax and the alternative minimum tax (AMT).

The chart below illustrates the return that a taxable investment would have to yield in order to equal various tax-free returns for the taxable year 2006.

A TAXABLE INVESTMENT WOULD HAVE TO YIELD:

TO EQUAL A TAX-FREE YIELD OF:      10%            15%             25%               28%               33%

                           2%          2.2%            2.4%             2.7%              2.8%              3.0%
                           3%          3.3%            3.5%             4.0%              4.2%              4.5%
                           4%          4.4%            4.7%             5.3%              5.6%              6.0%
                           5%          5.6%            5.9%             6.7%              6.9%              7.5%
                           6%          6.7%            7.1%             8.0%              8.3%              9.0%

                              up to $14,600 $14,601-$59,400 $59,401-$119,950 $119,950-$182,800 $182,801-$326,450
Joint return
Single return                                  up to $7,300   $7,301-$29,700   $29,701-$71,950  $71,951-$150,150

SECURITIES IN WHICH THE FUNDS INVEST

FIXED INCOME SECURITIES DESCRIPTIONS AND TECHNIQUES

Issuers of fixed income securities pay an interest rate that may be either a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will be greater or less than the security's interest rate depending upon whether the cost of the security is less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The table below lists the various types of securities that each Fund may invest. Other Types of securities may become available that are similar to those described below in which each Fund also may invest, if consistent with its investment objective and policies.

SECURITIES                                  MONEY MARKET FUND TREASURY FUND TAX EXEMPT FUND
Variable and Floating Rate Instruments             Yes                            Yes
US Government Securities                           Yes             Yes
Corporate Debt Securities                          Yes
Commercial Paper                                   Yes                            Yes
Zero Coupon Bonds                                                                 Yes
Bank Obligations                                   Yes
Municipal Securities                                                              Yes
Supranational Agencies                             Yes
Repurchase Agreements                              Yes             Yes            Yes
Reverse Repurchase Agreements                      Yes             Yes
When-Issued and Delayed Delivery Securities        Yes                            Yes

VARIABLE AND FLOATING RATE INSTRUMENTS

These are securities whose interest rates are reset daily, weekly or at another periodic date so that the security remains close to par, minimizing changes in its market value. These securities often have a demand feature which entitles the investor to repayment of principal plus accrued interest on short notice. In calculating the maturity of a variable rate or floating rate instrument for the Funds, the date of the next interest rate reset is used.

U.S. GOVERNMENT SECURITIES

These securities are issued or guaranteed by the U.S. government, its agencies or instrumentalities and may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association, the Federal Farm Credit System, the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. government securities.

CORPORATE DEBT SECURITIES

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.


COMMERCIAL PAPER

Assets of a Fund may be invested in commercial paper including variable rate demand master notes issued by U.S. corporations or by non-U.S. corporations that are direct parents or subsidiaries of U.S. corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) NRSROs (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by the Investment Adviser under the direction of the Board of Trustees. Any commercial paper issued by a non-U.S. corporation must be U.S. dollar-denominated and not subject to non-U.S. withholding tax at the time of purchase. Aggregate investments in non-U.S. commercial paper of non-U.S. issuers cannot exceed 10% of the Funds' net assets. Since the Fund may contain commercial paper issued by non-U.S. corporations, it may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of U.S. issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-U.S. deposits, less liquidity and more volatility in non-U.S. securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by a Fund. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. There may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

ZERO COUPON BONDS

These are securities issued at a discount from their face value that pay all interest and principal upon maturity. The difference between the purchase price and par is a specific compounded interest rate for the investor. In calculating the daily income of a Fund, a portion of the difference between a zero coupon bond's purchase price and its face value, is taken into account as income.

BANK OBLIGATIONS

Assets of a Fund may be invested in U.S. dollar-denominated negotiable certificates of deposit and fixed time deposits of banks, savings and loan associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-U.S. branches of such banks, or of non-U.S. banks or their U.S. or non-U.S. branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) nationally recognized statistical rating organizations (NRSROs) (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by the Investment Adviser under the direction of the Board of Trustees. There is no additional percentage limitation with respect to investments in negotiable certificates of deposit and fixed time deposits of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks. Although early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of a Fund are not invested in obligations of Brown Brothers Harriman, or the Distributor, or in the obligations of the affiliates of any such organization. Assets of a Fund are also not invested in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Fund's net assets would be invested in such deposits.

Since the Money Market Fund may contain U.S. dollar-denominated certificates of deposit and fixed time deposits that are issued by non-U.S. banks and their non-U.S. branches, the Money Market Fund may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of U.S. issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-U.S. deposits, less liquidity and more volatility in non-U.S. securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Fund. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. Issuers of non-U.S. bank obligations may be subject to less stringent or different regulations than are U.S. bank issuers, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Income earned or received by the Fund from sources within countries other than the United States may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the Money Market Fund would reduce its net income available for distribution to investors however, the Investment Adviser would consider available yields, net of any required taxes, in selecting securities of non-U.S. issuers.

MUNICIPAL SECURITIES

MUNICIPAL BONDS. These are securities issued by state and local government and regional authorities which provide interest income that is exempt from federal income taxes, other than AMT. They generally have maturities of one year or more. These securities have two principal classifications: general obligations and revenue bonds.
* GENERAL OBLIGATIONS. These securities are backed by the municipality's pledge of full faith, credit and taxing power. Issuers of general obligation bonds include states, counties, cities, towns and regional districts.
* REVENUE OBLIGATIONS. These securities are backed by revenues generated by a specific project, facility or tax. Revenue Bonds are issued to finance a wide variety of capital projects including municipal water, sewer and power utilities; healthcare facilities; transportation projects; higher education or housing facilities; industrial development and resource recovery bonds and lease-backed bonds (including certificates of participation and municipal lease obligations).

REFUNDED OR ESCROWED BONDS. These are general or revenue bonds that have been fully secured or collateralized by an "escrow fund" consisting of U.S. government obligations that can adequately meet interest and principal payments. Refunded bonds often receive a triple A or equivalent rating. Refunded bonds bear the same interest rate and have a very high credit quality. However, as the original bond approaches its pre-refunded date, the bond's price will fall to its pre-refunded price.

MUNICIPAL NOTES. These are securities issued by state and local government and regional authorities which provide interest income that is exempt from federal income taxes, other than AMT. They generally have maturities of less than one year. These securities include tax, revenue and bond anticipation notes.

CERTIFICATES OF PARTICIPATION. Certificates of participation are lease financing agreements in the form of a security that is similar to municipal bonds. If a municipality (lessor) does not have a current need for certain facilities, the facility can be leased to a designated non-profit corporation (Trustee) that would in turn sub-lease the facility to other organizations. The Trustee would then sell certificates of participation in the future sub-lease payments. Like municipal bonds, certificates of participation have a face value, a maturity date and set interest rate. However, unlike municipal bonds, certificates of participation are secured only by ownership of the asset and rights of the lessor to receive rental payments under the lease financing agreement.


MUNICIPAL LEASE OBLIGATIONS. These securities are created to finance the purchase of property of public use. The property is then leased to a state or local government and these leases secure the municipal lease obligations. However, municipal lease obligations differ from other municipal securities because each year the lessee's governing body must appropriate the money to make the lease payments. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligation may not be paid. Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of public debt, and may allow an issuer to increase government liabilities beyond constitutional limits. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

SUPRANATIONAL AGENCIES

Obligations of supranational agencies, such as the World Bank, may be supported by appropriated but unpaid commitments of its member countries, although there is no assurance that these commitments will be undertaken in the future.


REPURCHASE AGREEMENTS

A repurchase agreement is an agreement in which the seller (Lender) of a security agrees to repurchase from a Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of a Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of a Fund invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement.

Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 15% of the market value of the Fund's total assets would be invested in such repurchase agreements together with any other investment being held for the Fund for which market quotations are not readily available.
Collateral for repurchase agreements may be held by a custodian other than Brown Brothers Harriman.


A shareholder of the Tax Exempt Fund is subject to state and local income taxes in most jurisdictions on the portion of dividends received from the Tax Exempt Fund which is derived from income from repurchase agreements. It is the intention of the Investment Adviser to minimize the portion of the Tax Exempt Fund's income which is derived from repurchase agreements to the extent practicable.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements may be entered into only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. government securities. This is an agreement in which a Fund agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for a Fund. Proceeds of borrowings under reverse repurchase agreements are invested for a Fund. This is the speculative factor known as "leverage." If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for a Fund as well as the value of securities purchased with the proceeds will decline. In these circumstances, a Fund entering into reverse repurchase agreements may have a negative impact on the ability to maintain a Fund's NAV of $1.00 per share. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into for a Fund if, as a result, more than one-third of the market value of a Fund's total assets, less liabilities other than the obligations created by reverse repurchase agreements, is engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of a Fund's obligations created by reverse repurchase agreements is reduced within three days thereafter (not including weekends and holidays) or such longer period as the (SEC) may prescribe, to an extent that such obligations do not exceed, in the aggregate, one-third of the market value of a Fund's assets, as defined above. A segregated account with the Custodian is established and maintained for a Fund with liquid assets in an amount at least equal to a Fund's purchase obligations under its reverse repurchase agreements. Such a segregated account consists of liquid high grade debt securities marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

Reverse repurchase agreements may also be entered into for the Treasury Fund, although the current intention is not to do so.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

Securities may be purchased for a Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no interest accrues to a Fund until delivery and payment take place. At the time the commitment to purchase securities for a Fund on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Fund's NAV. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. Commitments for such when-issued securities are made only when there is an intention of actually acquiring the securities. To facilitate such acquisitions, a segregated account with the Custodian is maintained for a Fund with liquid assets in an amount at least equal to such commitments. Such a segregated account consists of liquid high grade debt securities marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the commitments. On delivery dates for such transactions, such obligations are met from maturities or sales of the securities held in the segregated account and/or from cash flow. If the right to acquire a when-issued security is disposed of prior to its acquisition, a Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued commitments for a Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of a Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

LOANS OF PORTFOLIO SECURITIES

Securities of a Fund may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays a Fund any income accruing thereon, and cash collateral may be invested for a Fund, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by a Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its investors. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to a Fund. Securities of the Funds are not loaned to Brown Brothers Harriman or to any affiliate of the Trust, the Funds or Brown Brothers Harriman. However, Brown Brothers Harriman may act as a security lending agent for the Funds and receive customary fees of its services.

Loans of portfolio securities up to 30% of the total value of the Money Market Fund are permitted and may be entered into for not more than one year.

BORROWING

The 1940 Act permits a registered investment company to borrow money from banks, so long as it maintains asset coverage of 300% for all outstanding borrowings. Funds must reduce the amount of their borrowings within three days if their asset coverage falls below 300%. As a general matter, a fund that borrows money is susceptible to the risk of having to sell portfolio securities at an inopportune time in order to maintain the 300% asset coverage ratio required by the 1940 Act. Borrowing may also exaggerate the impact on a Fund of any increase or decrease in the value of its investments (which would have a corresponding effect on a Fund's share value). Money borrowed is also subject to interest costs.

INVESTMENT RESTRICTIONS

The Treasury Fund and the Tax-Exempt Fund will provide shareholders with at least 60 days notice of any changes in its investment policy that would enable the Treasury Fund to normally invest less than 80% of its assets in Treasury investments or in regard to the Tax-Exempt Fund, to normally invest less than 80% of its assets in securities of which the income is exempt from federal income tax and the alternative minimum tax (AMT). This policy shall be interpreted and implemented in accordance with its purpose, which is solely to comply with Rule 35d-1.

The Funds are operated under the following investment restrictions, which are deemed fundamental policies and which may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of a Fund (see "Additional Information").

The Trust may invest some or all of each Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as a Fund. However, the Trust, with respect to the Funds, may not:

DIVERSIFICATION
With respect to securities comprising 75% of the value of its total assets, a Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

CONCENTRATION
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the Investment Company Act of 1940, any rule or order thereunder, or any SEC staff interpretation thereof. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

UNDERWRITING
The Funds may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

INVESTING IN COMMODITIES
The Funds may not purchase or sell physical commodities, provided that the Funds may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

INVESTING IN REAL ESTATE
The Funds may not purchase or sell real estate, provided that this restriction does not prevent a Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

BORROWING MONEY AND ISSUING SENIOR SECURITIES
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

LENDING
The Funds may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

THE ABOVE LIMITATIONS CANNOT BE CHANGED UNLESS AUTHORIZED BY THE BOARD AND BY THE "VOTE OF A MAJORITY OF ITS OUTSTANDING VOTING SECURITIES," AS DEFINED BY THE 1940 ACT. THE FOLLOWING LIMITATIONS, HOWEVER, MAY BE CHANGED BY THE BOARD WITHOUT SHAREHOLDER APPROVAL. SHAREHOLDERS WILL BE NOTIFIED BEFORE ANY MATERIAL CHANGE IN THESE LIMITATIONS BECOMES EFFECTIVE.

ILLIQUID SECURITIES
The Funds will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that a Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 5% of a Fund's net assets.

INVESTING IN OTHER INVESTMENT COMPANIES
The Funds may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by a Fund in shares of other investment companies may be subject to such additional expenses. At the present time, a Fund expects that its investments in other investment companies may include shares of money market funds, including funds affiliated with a Fund's investment adviser.
The Funds may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

PURCHASES ON MARGIN
The Funds will not purchase securities on margin, provided that a Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that a Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

PLEDGING ASSETS
The Funds will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

SELLING SHORT
The Funds will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time;

RESTRICTED SECURITIES
The Funds will not purchase securities that are restricted at the time of purchase, except that the Funds may purchase Rule 144A securities.

For purposes of the above limitations:

   {circle}the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be "cash items and "bank instruments";

   {circle}except with respect to borrowing money, if a percentage or rating restriction on an investment is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or changes in portfolio size or a later change in the rating of a portfolio security is not considered a violation of policy. With respect to illiquid securities, if a percentage limitation is similarly exceeded, a Fund will consider reducing its holdings of illiquid securities as appropriate.



MANAGEMENT

      Information pertaining to the Trustees and executive officers of the Trust is set forth below. All of the Trustees are not "interested persons" of the Trust as defined by the 1940 Act.

NAME, BIRTH   POSITION(S)  TERM OF  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                        NUMBER OF FUNDS IN  OTHER
DATE AND      HELD WITH    OFFICE#                                                                     FUND COMPLEX        DIRECTOR-
ADDRESS       TRUST        AND                                                                         OVERSEEN BY         SHIPS
                           LENGTH                                                                      TRUSTEE{circumflex} HELD BY
                           OF TIME                                                                                         TRUSTEE
                           SERVED
Joseph V.     Chairman of  Since    Managing Director, Chairman and Chief Executive Officer of Shields 7                   None
Shields Jr.   the Board    2007     & Company (member of New York Stock Exchange); Chairman of Capital
              and Trustee           Management Associates, Inc. (registered investment adviser);
Birth Date:                         Director of Flower Foods, Inc. (New York Stock Exchange listed
March 17,                           company).
1938

Shields &
Company 140
Broadway
New York, NY
10005
Eugene P.     Trustee      Since    Chairman & CEO of Westport Asset Fund, Inc.                        7                   Director
Beard                      2007                                                                                            of Old
                                                                                                                           Westbury
Birth Date:                                                                                                                Funds (7)
March 17,
1935

372 Danbury,
Road
2nd Floor,
Wilson, CT
06897
David P.      Trustee      Since    Director of Jeffrey Co. (1992 to present); Director of QMED (1999  7                   Director
Feldman                    2007     to present).                                                                           of
                                                                                                                           Dreyfus
Birth Date:                                                                                                                Mutual
November 16,                                                                                                               Funds (59
1939                                                                                                                       Funds)

140 Broadway
New York, NY
10005
Alan G. Lowy  Trustee      Since    Private Investor.                                                  7                   None
                           2007
Birth Date:
April 17,
1939

4111 Clear
Valley Drive
Encino, CA
91436
Arthur D.     Trustee      Since    Retired; Trustee, R.K. Mellon Family Trust (1981 to June 2003);    7                   None
Miltenberger               2007     General Partner, Mellon Family Investment Company IV, V and VI
                                    (1983 to 2002); Director of Aerostructures Corporation (aircraft
Birth Date:                         manufacturer) (1996 to July 2003).
November 8,
1938

503
Darlington
Road
Ligonier, PA
15658
Samuel F.     Trustee      Since    Private Investor.                                                  7                   None
Pryor, IV                  2007

Birth Date:
June 12, 1955

130 East 67th
Street
New York, NY
10021
H. Whitney    Trustee      Since    President, Clear Brook Advisors, a registered investment advisor.  7                   None
Wagner                     2007
Birth Date:
March 3, 1956
Clear Brook
Advisors
75
Rockefeller
Plaza, 14th
Floor
New York, NY
10019
OFFICERS
John A.       President    Since    President and Principal Executive Officer of the Trust; He joined  N/A                 N/A
Nielsen       and          2007     Brown Brothers Harriman & Co. ("BBH & Co.") in 1968 and has been a
              Principal             Partner of the firm since 1987.
Birth Date:   Executive
July 15, 1943 Officer

140 Broadway
New York, NY
10005
Charles H.    Treasurer,   Since    Treasurer, Principal Financial Officer and Anti-Money Laundering   N/A                 N/A
Schreiber     Principal    2007     Officer of the Trust; Senior Vice President of BBH & Co. since
              Financial             September 2001; Joined BBH & Co. in 1999.
Birth Date:   Officer,
December 10,  Anti-Money
1957          Laundering
              Officer
140 Broadway
New York, NY
10005
Mark Nixon    Assistant    Since    Assistant Secretary of the Trust, Vice President of BBH & Co.      N/A                 N/A
              Secretary,   2007     (since October 2006), Accounting Manager, Reserve Funds (August
Birth Date:   Assistant             2005-September 2006) Assistant Controller, Reserve Funds (February
May 4, 1966   Treasurer             2005-August 2005), Project Manager-Nixon Consulting (December
                                    2001-February 2005).
140 Broadway
New York, NY
10005
Michael F.    Chief        Since    Chief Compliance Officer of the Trust; Senior Vice President of    N/A                 N/A
Hogan         Compliance   2007     BBH & Co. since September 1994; Joined BBH & Co. in 1985.
              Officer
Birth Date:
January 25,
1963

50 Milk
Street
Boston, MA
02109
Gail C. Jones Secretary    Since    Secretary of the Trust; Counsel, ReedSmith, LLP (since October     N/A                 N/A
                           2007     2002); Corporate Counsel (January 1997 to September 2002) and Vice
Birth Date:                         President (January 1999 to September 2002) of Federated Services
October 26,                         Company.
1953

1001 Liberty
Avenue
Pittsburgh,
PA 15222-3779
Judith J.     Vice         Since    Vice President of the Trust; Vice President (since November 1997)  N/A                 N/A
Mackin        President    2007     of Federated Services Company.

Birth Date:
May 30, 1960

1001 Liberty
Avenue,
Pittsburgh,
PA 15222-3779
John C. Smith Assistant    Since    Assistant Treasurer of the Trust; Assistant Vice President (since  N/A                 N/A
              Treasurer    2007     September 2001); Associate (September 2000 to August 2001); and
Birth Date:                         Senior Analyst (June 1999 to August 2000) of BBH & Co.
August 2,
1965

50 Milk
Street
Boston, MA
02109

# Each Trustee of the Trust holds office until he or she attains the age of 70 (72, in the case of Trustees who were elected as such before January 1, 2000), or until he or she sooner dies, resigns or is removed from office in accordance with the provisions of the Trust's Declaration of Trust. All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust's By-laws).

{circumflex}The Fund Complex consists of the Trust, which has seven series and are each counted as one "fund" for purposes of this table.



BOARD OF TRUSTEES
      The Trust's Trustees, in addition to supervising the actions of the Trust's Investment Adviser, the Administrator and the Distributor, as set forth below, decide upon matters of general policy with respect to the Trust. The Board meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designed to promote compliance with various regulatory requirements. At least annually, the Trustees of the Trust review the fees paid to the Investment Adviser for investment advisory services, and evaluate, among other things, the quality of such services and comparative fee information with respect to similar investment companies. The Trustees are assisted in this process by independent legal counsel.

      The Trustees (except Mr. Shields) serve on an Audit Committee that selects the independent public accounts for the Fund and review accounting policies and controls.
      Messrs. Shields, Feldman and Pryor serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the "fair value" of any security for which market quotations are not readily available.

TRUSTEE EQUITY OWNERSHIP AS OF 12/31/06

Name of      Dollar Range of     Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by
Trustee      Equity Securities   Director in BBH Family of Funds
             in the Funds
Joseph V.    Over $100,000       Over $100,000
Shields, Jr.
Eugene P.    None                None
Beard
David P.     None                None
Feldman
Alan G. Lowy None                None
Arthur D.    None                Over $100,000
Miltenberger
Samuel F.    None                None
Pryor, IV
H. Whitney   None                None
Wagner

COMPENSATION

Each member of the Board of Trustees receives a base annual fee of $50,000 and such base annual fee is allocated among all series of the Trust, based upon their respective net assets). The Chairman of the Board (Mr. Shields) and the Chairman of the Audit Committee (Mr. Miltenberger) receive an additional fee of $12,500 and $10,000 per year, respectively. In addition, each Trustee receives an additional fee of $2,500 for attending each special Board meeting (meetings of the Board other than the regularly scheduled quarterly Board meetings).

TRUSTEE COMPENSATION FOR THE CALENDAR YEAR ENDED 12/31/2006

NAME OF PERSON,         AGGREGATE COMPENSATION FROM MONEY     AGGREGATE COMPENSATION FROM TAX     AGGREGATE COMPENSATION FROM
POSITION                MARKET FUND                           EXEMPT FUND                         TREASURY FUND
Joseph V. Shields, Jr., $19,403.90                            $6,663.46                           $1,418.16
Trustee
Eugene P. Beard,        $15,555.80                            $5,341.26                           $1,136.66
Trustee
David P. Feldman,       $15,555.80                            $5,341.26                           $1,136.66
Trustee
Alan G. Lowy, Trustee   $15,555.80                            $5,341.26                           $1,136.66
Arthur D. Miltenberger, $18,705.13                            $6,395.73                           $1,357.20
Trustee
Samuel F. Pryor, IV,    $15,555.80                            $5,341.26                           $1,136.66
Trustee
H. Whitney Wagner*      $4,084.36                             1,311.25                            265.97


Name of        Pension or Retirement Benefits Accrued as     Estimated Annual        Total Compensation from Fund
Person,        Part of Fund Expenses                         Benefits upon           Complex{circumflex} paid to Trustee
Position                                                     Retirement
Joseph V.      None                                          None                    $52,000
Shields, Jr.,
Trustee
Eugene P.      None                                          None                    $42,000
Beard, Trustee
David P.       None                                          None                    $42,000
Feldman,
Trustee
Alan G. Lowy,  None                                          None                    $42,000
Trustee
Arthur D.      None                                          None                    $47,000
Miltenberger,
Trustee
Samuel F.      None                                          None                    $42,000
Pryor, IV,
Trustee
H. Whitney     None                                          None                    None
Wagner*

Compensation shown was for services rendered on behalf of the Predecessor Funds.

Because the Fund is a new portfolio of the Trust, Trustee compensation has not yet been earned and will be reported following the Fund's next fiscal year.

Mr. Wagner became a Trustee of the Trust on December 11, 2006; therefore compensation has not yet been earned and will be reported following the Funds' next fiscal year.

Because of the services rendered to the Trust by the Investment Adviser and the Administrators, the Trust requires no employees other than its Officers, and the Officers receive no compensation from the Trust or the Funds.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Under a combined Investment Advisory and Administrative Services Agreement ("Combined Agreement") with the Trust, subject to the general supervision of the Trust's Trustees and in conformance with the stated policies of the Fund, Brown Brothers Harriman & Co. ("Brown Brothers Harriman") provides investment advice, and portfolio management and administrative services to the Fund.

INVESTMENT ADVISORY SERVICES
It is the responsibility of Brown Brothers Harriman to make the day-to-day investment decisions for each Fund, to place the purchase and sale orders for portfolio transactions of each Fund, and to manage, generally, the investments of each Fund.

     The Agreement between Brown Brothers Harriman and the Fund is dated December 11, 2006 and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the Funds' outstanding voting securities" (as defined in the 1940 Act) or by the Funds' Trustees, and
(ii) by a vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Trustees") cast in person at a meeting called for the purpose of voting on such approval. The Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Fund, or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) on 60 days' written notice to Brown Brothers Harriman and by Brown Brothers Harriman on 90 days' written notice to the Fund. (See "Additional Information".)

      The investment advisory services of Brown Brothers Harriman to the Funds are not exclusive under the terms of the Agreement. Brown Brothers Harriman is free to and does render investment advisory services to others, including other registered investment companies.

Pursuant to a license agreement between the Trust and Brown Brothers Harriman dated December 11, 2006, the Funds, including each series thereof, may use "Brown Brothers Harriman" in their names. The license agreement may be terminated by Brown Brothers Harriman at any time upon written notice to the Trust, upon the expiration or earlier termination of any agreement between the Trust or any investment company in which a series of the Trust invests all of its assets and Brown Brothers Harriman. Termination of the license agreement would require the Trust to change its name and the names of the Funds to eliminate all references to Brown Brothers Harriman.

ADMINISTRATIVE SERVICES
Brown Brothers Harriman acts as Administrator of the Trust under the terms of the combined Agreement.

In its capacity as Administrator of the Trust, Brown Brothers Harriman administers all aspects of the Trust's 's operations subject to the supervision of the Board of Trustees except as set forth above under "Investment Adviser" and below under "Distributor." In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman (i) provides the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Trust ; (ii) oversees the performance of administrative and professional services to the Trust by others, including the Transfer and Dividend Disbursing Agent; (iii) provides adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the registration statements and each Fund's prospectus, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for each Fund and reports to shareholders and the SEC.
The combined investment advisory and administrative services fee paid to Brown Brothers Harriman is calculated daily and paid monthly at an annual rate equal to the following annual rate of each Fund's average daily net assets:

FUND               PERCENTAGE OF AVERAGE DAILY NET ASSETS
Money Market Fund  0.25% on the first $1 billion, 0.20% on amounts over $1 billion
Tax Exempt Fund    0.25%
Treasury Fund      0.25%

Fees incurred for advisory services are given for the fiscal years ended June 30:

 FUND               2006       2005          2004
 MONEY MARKET FUND $2,662,381    $3,034,802    $3,051,272
 TAX EXEMPT FUND   $721,710      $711,611      $680,083
 TREASURY FUND     $170,053      $190,145      $206,078
Fees shown were for services rendered on behalf of the Predecessor Funds under a separate agreement that covered only advisory fees.

Fees incurred for administrative services are given for the fiscal years ended June 30:

 FUND               2006       2005          2004
 MONEY MARKET FUND $1,288,871    $1,296,056    $1,368,364
 TAX EXEMPT FUND   $931,833      $474,407      $453,388
 TREASURY FUND     $481,140      $126,764      $137,384
Fees shown were for services rendered on behalf of the Predecessor Funds under a separate agreement that covered only administrative services.

Pursuant to separate Sub-administrative Services Agreements between Brown Brothers Harriman and each of Federated Services Company ("Federated"), the Sub-administrator performs such sub-administrative duties for the Funds as are from time to time agreed upon by Brown Brothers Harriman and the Sub-administrator. The offices of Federated are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. The offices Brown Brothers Harriman are located at 140 Broadway, New York, New York 10005. The Sub-administrator's duties may include, but are not necessarily limited to, providing equipment and clerical personnel necessary for maintaining the organization of the Funds , participating in the preparation of documents required for compliance by the Funds with applicable laws and regulations, preparing certain documents in connection with meetings of Trustees and shareholders of the Funds, and other functions that would otherwise be performed by Brown Brothers Harriman as set forth above (see "Administrator"). For performing such sub-administrative services, the Sub-administrator receives such compensation from Brown Brothers Harriman as is from time to time agreed to between Brown Brothers Harriman and the Sub-administrator, which fees, in the aggregate, may not exceed the amount paid to Brown Brothers Harriman by the Funds, respectively.

CONFLICTS OF INTEREST


As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Funds. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars").

BBH & Co. has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, BBH & Co. monitors a variety of areas, including compliance with account investment guidelines, the inclusion only of securities approved for purchase by the BBH & Co.'s Fixed Income Credit Committee, and compliance with BBH & Co.'s Code of Ethics. Finally, BBH & Co. has structured the portfolio managers' compensation in a manner, and the Funds have adopted policies and procedures, reasonably designed to safeguard the Funds from being negatively affected as a result of any such potential conflicts.

DISTRIBUTOR

Edgewood Services, Inc. ("Edgewood") serves as exclusive Distributor of the Funds' shares. Its offices are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Distributor's Contract dated as of December 11, 2006 between the Trust and Edgewood remains in effect for two years from the date of its execution and thereafter, but only so long as the continuance of the agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distributor's Contract was first approved by the Independent Trustees of the Trust on October 2, 2006. The agreement terminates automatically in the event of its assignment, and may be terminated
(i) with respect to the Funds, at any time, without penalty, by the Board of Trustees of the Trust or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Funds on not more than ninety (90) days' written notice to Edgewood, and (ii) by Edgewood on ninety (90) days' written notice to the Trust.


SHAREHOLDER SERVICING AGENT

The Trust has entered into a shareholder servicing agreement with Brown Brothers Harriman pursuant to which Brown Brothers Harriman, as agent for the Funds, among other things: answers inquiries from shareholders of and prospective investors in the Funds regarding account status and history, the manner in which purchases and redemptions in each of the Fund's shares may be effected and certain other matters pertaining to the Funds; assists shareholders of and prospective investors in the Funds in designating and changing dividend options, account designations and addresses; and provides such other related services as the Trust or a shareholder of or prospective investor in the Funds may reasonably request. For these services, Brown Brothers Harriman receives from the Funds an annual fee, computed daily and payable monthly, of the average daily net assets of the Funds represented by shares owned during the period for which payment was being made by shareholders who did not hold their shares with an eligible institution. The fees are set out below.

 FUND                                    PERCENTAGE OF AVERAGE DAILY
                                         NET ASSETS
 Money Market Fund Regular Shares        0.25%
 Money Market Fund Institutional Shares  None
 Tax Exempt Fund                         0.25%
 Treasury Fund                           0.225%


FINANCIAL INTERMEDIARIES
From time to time, the Funds and/or their Shareholder Servicing Agent enter into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Funds who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Trust; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Funds; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of shareholders of the Funds. A Financial Intermediary may designate other intermediaries to accept purchase and redemption orders for Fund shares. Customer orders are priced at a Fund's NAV next determined after such order has been accepted by such customer's Financial Intermediary or its authorized designee. The Funds will be deemed to have received a purchase or redemption order for Fund shares when the Financial Intermediary or its authorized designee accepts such order. For these services, the Financial Intermediary receives such fees from a Fund or the Shareholder Servicing Agent as may be agreed upon from time to time between the parties.

ELIGIBLE INSTITUTIONS
The Trust enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Trust with respect to shareholders of and prospective investors in the Funds who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Trust; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Funds; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of shareholders of the Funds. For these services, each financial institution receives from a Fund an annual fee, computed daily and payable monthly, equal to 0.05% of a Fund's average daily net assets represented by shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.

The Funds' organizational documents provide that, at any meeting of shareholders of the Fund, each eligible institution may vote any Shares as to which that eligible institution is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that eligible institution is the agent of record. Any shares so voted by an eligible institution will be deemed to be represented at the meeting for purposes of quorum requirements.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

Brown Brothers Harriman, 140 Broadway, New York, New York 10005, is the Custodian for the Funds.

As Custodian for the Funds, it is responsible for holding the Funds' assets pursuant to a custodian agreement with the Trust. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator of the Trust, the Custodian maintains the accounting records for the Fund and each day computes the NAV and net income per share of the Funds.

Citigroup Global Transaction Services, Two Portland Square, Portland, ME 04101 is the Transfer and Dividend Disbursing Agent for the Funds. The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of the Funds' Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, Boston, Massachusetts is the independent registered public accounting firm for the Funds.

CODE OF ETHICS

The Trust, the Adviser and the Distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject to such code of ethics to invest in securities, including securities that may be purchased or held by a Fund. However, the codes of ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Trust, the Adviser and the Distributor are on file with and are available from the SEC (See "Additional Information" below).

VOTING PROXIES ON FUND PORTFOLIO SECURITIES
The Board has delegated to the Investment Adviser authority to vote proxies on the securities held in the Funds' portfolios. The Board has also approved the Investment Adviser's policies and procedures for voting the proxies, which are described below.

PROXY VOTING POLICES
The Investment Adviser generally will cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management; increase shareholder value; maintain or increase shareholder influence over the issuer's board of directors and management; and maintain or increase the rights of shareholders.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Investment Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

The Investment Adviser will generally vote FOR proposals to:

{circle}Declassify the board of directors and require annual election of directors
{circle}Require auditor independence where availability of independent candidates is reasonable
{circle}Ensure shareholders' right to confidential voting
{circle}Require shareholder vote on any future poison pill
{circle}Removal of super-majority vote requirements
{circle}Change to a simple majority vote for shareholders
{circle}Restrict charitable contributions
{circle}Prevent a company from soliciting/influencing employees' political contributions
{circle}Convert traditional stock option plans to performance-
   indexed/benchmarked/indexed-based stock option plans
{circle}Review link between stock option compensation and performance {circle}Issue reverse stock splits
{circle}Repurchase shares when deemed appropriate by management {circle}Declare dividends when deemed appropriate by management {circle}Appoint external independent auditors
{circle}Deliver annual reports
{circle}Adjust executive performance-based incentive compensation to exclude non-recurring or non-operating income from the calculation {circle}Expense stock options on income statement/exceed the requirements of
   SFAS 123/provide more detailed reporting of stock option accounting.

The Investment Adviser will generally vote AGAINST proposals to do the following when the company is in compliance with existing regulation:

{circle}Classify/stagger the election of directors
{circle}Require adoption of a workplace/vendor code of conduct based on international conventions or require additional reporting {circle}Environmental reporting, restrictions or requirements
{circle}Disclose strategic development planning
{circle}Socially-responsible criteria/social performance/human capital development/employee satisfaction criteria in executive compensation {circle}Modify existing Equal Employment Opportunity policy language {circle}Specifically restrain international lending practices
{circle}Require social/environmental/community "sustainability" reports {circle}Restrict, label, prohibit, require shareholder approval of genetically modified foods or products/activities containing specific chemicals/environmental agents
{circle}Require specific pension plan offerings for employees
{circle}Restrict or require reporting on political contributions/political lobbying/employees who serve in a governmental capacity
{circle}Require cumulative voting
{circle}Impose pharmaceutical price caps/ceilings
{circle}Initiate or renew poison pills (shareholder rights plans) {circle}Reprice stock options
{circle}Require geographic rotation of annual meetings
{circle}Dictate company activities or require additional reporting regarding military activities/weaponization of space
{circle}Require a company to pay/increase a dividend or dictate use of cash flow {circle}Require reporting on anti-predatory lending practices or linking anti-
   predatory lending practices to executive compensation
{circle}Form a separate board committee to review sub-prime lending {circle}Nominate a "wage roll employee" or any other specific category of person to the board
{circle}Require reporting of cell-phone related accidents
{circle}Require additional tobacco warnings/smoke-free restaurants and facilities
{circle}Restrict investment in tobacco, alcohol, gambling or other stocks {circle}Require additional reporting or rules concerning animal rights {circle}Conversion from closed-end fund to open-end fund
{circle}Prohibit privatization/require reports on prohibiting privatization {circle}Establish a shareholder matching gift plan
{circle}Link executive compensation to workforce/employee hiring trends {circle}Require a fixed date for annual meetings
{circle}Require additional special reporting about advertising practices {circle}Issue new shares (stock split) when the proposed new total number of shares is greater than 2 1/2 times the currently outstanding number of shares (10% for international companies, unless use of funds is specified).

The Investment Adviser will review the following types of proposals on a case-by-case basis:

{circle}Executive severance and compensation arrangements
{circle}Requirements to hire a proxy voting firm
{circle}Women/minorities on the board of directors
{circle}Multiple candidates for the board of directors
{circle}Composition of the board of directors
{circle}Independent nominating committee of the board of directors {circle}Non-discrimination on the basis of sexual preference
{circle}Suspension or cancellation of restricted stock program
{circle}Cap on non-audit fees for auditor
{circle}Term limits
{circle}Board committee to review conflicts of interest
{circle}State of incorporation
{circle}Separation of role of Chairperson and CEO
{circle}Require independent chairperson
{circle}All take over bids

The Investment Adviser will abstain from voting on an increase of Rule 12b-1 fees for open-end mutual funds.

PROXY VOTING PROCEDURES
The Investment Adviser has formed a Proxy Review Committee (PRC) to exercise all voting discretion in accordance with the proxy voting policies. The PRC is chaired by a senior investment management portfolio manager who oversees proxy review procedures and opinions. All members of the PRC are investment management employees who are Series 7 and 66 registered, except that there shall be at least one member who is an officer of Brown Brothers Harriman Trust Company. An investment management partner also oversees the activities of the PRC and is consulted on complex proxy issues and general PRC guidelines. In addition, the PRC will consult with a buy-side equity analyst of the Investment Adviser who follows a particular company on certain significant proposals concerning that company, such as mergers. Casting of votes will be performed and recorded by the Investment Adviser's Investment Management Services Proxy Processing Group (IMS) as directed by the PRC. All voting decisions by the PRC will be documented together with the committee's reasoning as to how they arrived at their vote.

CONFLICTS OF INTEREST
The Investment Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of a Fund (and its shareholders) and those of the Investment Adviser. This may occur when a significant business relationship exists between the Investment Adviser (or its affiliates) and a company involved with a proxy vote. The PRC Chairperson will identify and document known potential or existing conflicts. Once identified, the Chairperson will document the reasons why such voting action should be taken. Additionally, if a member of the PRC becomes conflicted with a proxy voting matter, either directly or indirectly, or through association with that PRC member's business line, he or she must inform the Chairperson of the PRC of their conflicted status and document how and why that individual reached a conflicted status. This record will then be maintained by the IMS as part of the voting record. The conflicted PRC member will then become restricted to voting in the conflicted proxy matter and the Chairperson in charge of the PRC will assign another unrestricted individual to vote on that proxy matter. If the conflict covers all members of the PRC then the Chairperson of the PRC will document the PRC's decision on how to vote the conflicted proxies. In the event of a conflict of interest that is deemed to be irreconcilable by the Chairperson of the PRC, the Chairperson will review the conflict with either the Chairman of the Fund's Board of Directors or the Chairman of the Audit Committee. The voting record on conflicted proxies will be reviewed by the Investment Adviser's Compliance Department for completeness of the documentation.

PROXY VOTING REPORT

A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through BBH's website. Go to www.bbhfunds.com; select "Online Literature/Holdings Report" to access the link to Form N-PX.

      PORTFOLIO HOLDINGS INFORMATION (BBH TAX-EXEMPT MONEY FUND AND BBH U.S. TREASURY MONEY FUND)

      Information concerning the Funds' portfolio holdings is available on the BBH website at www.bbhfunds.com. A complete listing of the Fund's portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month.

      PORTFOLIO HOLDINGS INFORMATION (BBH MONEY MARKET FUND)

      Information concerning the Fund's portfolio holdings is available on the BBH website at www.bbhfunds.com. A complete listing of the Funds' portfolio holdings as of the end of each week is posted on the website approximately 7 days after the end of the month and remains posted until replaced by the information for the succeeding month.

      Monthly portfolio holdings information will remain available and be updated on a continuous basis.

      The Board of Trustees receives periodic reports from Brown Brothers Harriman concerning arrangements involving the disclosure of portfolio securities.

You may also access from the "Online Literature/Holdings Report" section of the website portfolio information as of the end of each of the Fund's fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

The Funds may also provide nonpublic portfolio holdings information to Standard $ Poor's for purposes of rating the Fund.

To address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by a Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.

NET ASSET VALUE

The NAV of each of the Fund's Shares is normally determined each day the New York Stock Exchange (NYSE) is open for regular trading and the Federal Reserve banks are open for business. (As of the date of this SAI, the NYSE and banks are open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas.) This determination of NAV of each share of the Funds is made once during each such day as of the close of regular trading on the NYSE by subtracting from the value of each Fund's total assets the amount of liabilities, including expenses payable or accrued, and dividing the difference by the number of shares of the Funds outstanding at the time the determination is made. It is anticipated that the NAV of each share will remain constant at $1.00 per share and, although no assurance can be given that it will be able to do so on a continuing basis, the Trust employs specific investment policies and procedures to accomplish this result.

The Funds' assets are valued by using the amortized cost method of valuation. This method involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The market value of the securities held fluctuates on the basis of the creditworthiness of the issuers of such securities and on the levels of interest rates generally. Although the amortized cost method provides certainty in valuation, it may result in periods when the value so determined is higher or lower than the price the Funds would receive if the security were sold.

Pursuant to a rule of the SEC, an investment company may use the amortized cost method of valuation subject to certain conditions and the determination that such method is in the best interests of each Fund's shareholders 's other investors. The use of amortized cost valuations is subject to the following conditions: (i) as a particular responsibility within the overall duty of care owed to the shareholders and investors, the Trustees have established procedures reasonably designed, taking into account current market conditions and each Fund's investment objective of its investors, to stabilize the NAV as computed;
(ii) the procedures include periodic review by the Trustees, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the value of the Funds' net assets using amortized cost and the value of the Funds' net assets based upon available indications of market value with respect to such portfolio securities; (iii) the Trustees will consider what steps, if any, should be taken if a difference of more than 1/2 of 1% occurs between the two methods of valuation; and (iv) the Trustees will take such steps as they consider appropriate, such as shortening the average portfolio maturity, realizing gains or losses, establishing the value of the Fund's 's net assets by using available market quotations, or reducing the value of interests in a Fund, to minimize any material dilution or other unfair results which might arise from differences between the two methods of valuation.

Such conditions also generally require that: (i) investments be limited to instruments that the Trustees determine present minimal credit risks and which are of high quality as determined by any NRSRO that is not an affiliated person of the issuer of, or any issuer, guarantor or provider of credit support for, the instrument, or, in the case of any instrument that is not so rated, is of comparable quality as determined by the Investment Adviser under the general supervision of the Trustees; (ii) a dollar-weighted average portfolio maturity of not more than 90 days be maintained and no instrument is purchased with a remaining maturity of more than 397 days; (iii) the Funds' available cash will be invested in such a manner as to reduce such maturity to 90 days or less as soon as is reasonably practicable, if the disposition of a portfolio security results in a dollar-weighted average portfolio maturity of more than 90 days; and (iv) no more than 5% of the Funds' total assets may be invested in the securities of any one issuer (other than U.S. government securities).

It is expected that each Fund will have a positive net income at the time of each determination thereof. If for any reason a Fund's net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the Funds would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the Funds would reduce the number of outstanding Fund shares by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in his or her account which represents his or her share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by his or her investment in any of the Funds.


COMPUTATION OF PERFORMANCE

The current and effective yields of the Funds may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Seven-day current yield is computed by dividing the net change in account value (exclusive of capital changes) of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period by the value of that account at the beginning of that period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. In addition, the Trust may use an effective annualized yield quotation for the Fund computed on a compounded basis by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7, and subtracting 1 from the result. Based upon this latter method, the effective annualized yield for the seven-day calendar period ended December 31, 2006 was 4.84% for the Money Market Fund, 3.19% for the Tax Exempt Fund, and 4.43% for the Treasury Fund, respectively. Performance throughout this Statement of Additional Information is that of the Predecessor Funds. The Funds have the same investment objectives and policies as their respective Predecessor Fund.

The yield should not be considered a representation of the yield of the Funds in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held for the Funds, changes in interest rates on investments, and each Fund's expenses during the period.

Yield information may be useful for reviewing the performance of the Funds and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, each Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

The Funds' "yield" and "effective yield" and "tax equivalent yield" may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Such yield figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Funds' investment results and/or comparisons of its investment results to various unmanaged indexes (such as 1-month LIBOR) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes will be used on a consistent basis. The Funds' investment results as used in such communications are calculated in the manner set forth below.

The "yield" of each Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated). This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Funds is assumed to be reinvested. The "effective yield" is slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

When Shares of a Fund are in existence for less than a year, a Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

PURCHASES AND REDEMPTIONS

A confirmation of each purchase and redemption transaction is issued upon execution of that transaction.

A shareholder's right to any redemption may be suspended for more than seven days: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the NAV of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Redemptions from the Funds are processed once a completed account application with a certified taxpayer identification number has been received.

In the event a shareholder redeems all shares held in a Fund at any time during the month, all accrued but unpaid dividends are included in the proceeds of the redemption and future purchases of shares of a Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

The Trust reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

FEDERAL TAXES

Each year, the Trust intends to continue to qualify the Funds and elect that each Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M of the Code a Fund is not subject to federal income taxes on amounts distributed to shareholders. A 4% non-deductible excise tax is imposed on each Fund to the extent that certain distribution requirements for each Fund for each calendar year are not met. The Trust intends to continue to meet such requirements.

Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after June 30, the end of the Funds' fiscal year. Additional tax information is mailed to shareholders in January. Under U.S. Treasury regulations, the Trust and each eligible institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

This tax discussion is based on the tax laws and regulations in effect on the date of this SAI; however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

RETURN OF CAPITAL. If the NAV of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution from a Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

REDEMPTION OF SHARES. Any gain or loss realized on the redemption of shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution.

TREATMENT OF DISTRIBUTIONS. The non-exempt portion of dividends is taxable as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. These dividends are not eligible for the dividends-received deduction allowed to corporate shareholders. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held shares of the Funds.

OTHER TAXES. The treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.




TREASURY FUND ONLY:

Assets of the Treasury Fund are invested in direct obligations of the U.S. government, the interest from which is specifically exempted from state and local income taxes when held directly by taxpayers. All states by legislation or regulation allow the character of interest income from direct obligations of the U.S. government received by a regulated investment company organized as a series of a Massachusetts business trust, such as the Treasury Fund, to pass through to shareholders. However, a shareholder of the Treasury Fund is subject to state and local income taxes in most jurisdictions on the portion of dividends received from the Fund which is derived from income from repurchase agreements. It is the intention of the Investment Adviser to minimize the portion of the Treasury Fund's income which is derived from repurchase agreements to the extent practicable. The Trust intends to advise shareholders of the proportion of the Treasury Fund's dividends which is derived from interest on direct obligations of the U.S. government.

Shareholders are urged to consult their tax advisors regarding the possible exclusion for state and local income tax purposes of the portion of dividends paid from the Treasury Fund which is derived from interest on direct obligations of the U.S. government.

TAX EXEMPT FUND:

The exemption for federal income tax purposes of dividends derived from interest on municipal bonds does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Tax Exempt Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they may reside but may be subject to tax on income derived from obligations of other jurisdictions. Shareholders are advised to consult with their own tax advisors about the status of distributions from the Tax Exempt Fund in their own states and localities.

In accordance with the investment objective of the Tax Exempt Fund, it is expected that the Fund's net income is attributable to interest from municipal bonds and, as a result, dividends to shareholders are designated by the Trust as "exempt interest dividends" under Section 852(b) (5) of the Code, which may be treated as items of interest excludible from a shareholder's gross income. Although it is not intended, it is possible that the Tax Exempt Fund may realize short-term capital gains or losses from securities transactions as well as taxable interest income depending on market conditions.

In accordance with Section 852(b)(5) of the Code, in order for the Tax Exempt Fund to be entitled to pay exempt interest dividends to shareholders, at the close of each quarter of its taxable year, at least 50% of the value of its total assets must consist of obligations whose interest is exempt from federal income tax.

The Code provides that interest on indebtedness incurred, or continued, to purchase or carry shares of the Tax Exempt Fund is not deductible. Further, entities or persons who may be "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds should consult with their own tax advisors before purchasing shares of the Tax Exempt Fund.


ALL FUNDS:

To maintain a constant $1.00 per share NAV, the Trustees may direct that the number of outstanding shares be reduced pro rata. If this adjustment is made, it will reflect the lower market value of portfolio securities and not realized losses.

DESCRIPTION OF SHARES


The Trust is an open-end management investment company organized as a Delaware Trust on October 28, 2005. Its offices are located at 140 Broadway, New York, New York 10005; its telephone number is (800) 625-5759. The Agreement and Declaration of Trust currently permits the Trust to issue an unlimited number of shares with no par value. Each Fund share represents an equal proportionate interest in the Fund with each other share. Upon liquidation or dissolution of a Fund, that Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to its shareholders. Shares of each series participate equally in the earnings, dividends and assets of the particular series. Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series vote together in the election or selection of the Trust's Trustees, principal underwriters and auditors for the Trust. Upon liquidation or dissolution of the Trust, the shareholders of each series are entitled to share pro rata in the net assets of their respective series available for distribution to shareholders. The Trust reserves the right to create and issue additional series of shares. The Trust currently consists of seven series.

Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee of the Trust. The Trust is not required and has no current intention to hold meetings of shareholders annually but the Trust will hold special meetings of shareholders when in the judgment of the Trust's Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of the Trust by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees of the Trust. Shareholders also have the right to remove one or more Trustees of the Trust without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Agreement and Declaration of Trust without the affirmative vote of the holders of a majority of its outstanding shares. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Trustees of the Trust recommend such sale of assets, the approval by vote of the holders of a majority of the Trust's outstanding shares will be sufficient. The Trust may also be terminated upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares.



Share certificates are not issued by the Trust.

The By-Laws of the Trust provide that the presence in person or by proxy of the holders of record of one half of the shares of a Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of Fund shareholders, except as otherwise required by applicable law. The By-Laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Trustees of the Trust themselves have the power to alter the number and the terms of office of the Trustees of the Trust, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and to appoint their own successors; provided that at least two-thirds of the Trustees of the Trust have been elected by the shareholders.

The Agreement and Declaration of Trust provides that, at any meeting of shareholders of a Fund, each Eligible Institution or Financial Intermediary may vote any shares as to which that Eligible Institution or Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution or Financial Intermediary is the agent of record. Any shares so voted by an Eligible Institution or Financial Intermediary are deemed represented at the meeting for purposes of quorum requirements.

The Agreement and Declaration of Trust further provides that obligations of the Trust are not binding upon the Trust's Trustees individually but only upon the property of the Trust and that the Trust's Trustees are not liable for any action or failure to act, but nothing in the Agreement and Declaration of Trust protects a Trust's Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

With respect to the Funds, the Trust may, in the future, seek to achieve the Funds' investment objective by investing all of the Funds' investable assets in a no-load, diversified, open-end management investment company having substantially the same investment objective as those applicable to each Fund. In such event, each Fund would no longer directly require investment advisory services and therefore would pay no investment advisory fees. Further, the administrative services fee paid from each Fund would be reduced. Such an investment would be made only if the Trustees believe that the aggregate per share expenses of each Fund and such other investment company would be less than or approximately equal to the expenses which each Fund would incur if the Trust were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

It is expected that the investment in another investment company will have no preference, preemptive, conversion or similar rights, and will be fully paid and non-assessable. It is expected that the investment company will not be required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its trustees, it is necessary or desirable to submit matters for an investor vote. It is expected that each investor will be entitled to a vote in proportion to the share of its investment in such investment company. Except as described below, whenever the Trust is requested to vote on matters pertaining to the investment company, the Trust would hold a meeting of the Funds' shareholders and would cast its votes on each matter at a meeting of investors in the investment company proportionately as instructed by the Funds' shareholders.

However, subject to applicable statutory and regulatory requirements, the Trust would not request a vote of the Funds' shareholders with respect to (a) any proposal relating to the investment company in which the Funds' assets were invested, which proposal, if made with respect to the Funds, would not require the vote of the shareholders of the Funds, or (b) any proposal with respect to the investment company that is identical, in all material respects, to a proposal that has previously been approved by shareholders of the Funds.

PORTFOLIO BROKERAGE TRANSACTIONS

The securities in which the Funds invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. Where possible, transactions on behalf of the Funds are entered directly with the issuer or from an underwriter or market maker for securities involved. Purchases from underwriters of securities may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include a spread between bid and asked price. The policy of the Funds regarding purchases and sales of securities is that primary consideration is given to obtaining the most favorable prices and efficient executions of transactions. In seeking to implement the Funds' policies, the Investment Adviser effects transactions with those brokers and dealers who the investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. While reasonably competitive spreads or commissions are sought for the Funds, the Funds will not necessarily be paying the lowest spread or commission available. If the Investment Adviser believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Funds or the Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; and appraisals or evaluations of portfolio securities.

On those occasions when Brown Brothers Harriman deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, Brown Brothers Harriman, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Funds. In some instances, this procedure might adversely affect a Fund.

Although the Funds generally hold investments until maturity and do not seek profits through short-term trading, they may dispose of any portfolio security prior to its maturity if they believe such disposition advisable.

It is expected that the investment in another investment company will have no preference, preemptive, conversion or similar rights, and will be fully paid and non-assessable. It is expected that the investment company will not be required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its trustees, it is necessary or desirable to submit matters for an investor vote. It is expected that each investor will be entitled to a vote in proportion to the share of its investment in such investment company. Except as described below, whenever the Trust is requested to vote on matters pertaining to the investment company, the Trust would hold a meeting of the shareholders of the Short/Intermediate Fund and would cast its votes on each matter at a meeting of investors in the investment company proportionately as instructed by the Fund's shareholders.

BOND, NOTE AND COMMERCIAL PAPER RATINGS

MONEY MARKET FUND ONLY:
There is no additional percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers' acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks. Since the Fund may contain U.S. dollar-denominated certificates of deposit, fixed time deposits and bankers' acceptances that are issued by non-U.S. banks and their non-U.S. branches, the Fund may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of U.S. issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-U.S. deposits, less liquidity and more volatility in non-U.S. securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Fund. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. Issuers of non-U.S. bank obligations may be subject to less stringent or different regulations than are U.S. bank issuers, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Income earned or received by the Fund from sources within countries other than the United States may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the Fund would reduce its net income available for distribution to investors; however, the Investment Adviser would consider available yields, net of any required taxes, in selecting securities of non-U.S. issuers. While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Fund are not invested in obligations of Brown Brothers Harriman, or the Distributor, or in the obligations of the affiliates of any such organization. Assets of the Fund are also not invested in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Fund's net assets would be invested in such deposits.

BOND, NOTE AND COMMERCIAL PAPER RATINGS

Moody's

Aaa, Aa and A - Bonds rated Aaa are judged to be of the "Best Quality". The rating of Aa is assigned to bonds that are of "high quality by all standards", but long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds are generally known as "high grade bonds". The foregoing ratings for bonds are sometimes presented in parentheses preceded with a "con" indicating that the bonds are rated conditionally. Issues rated Aaa or Aa may be further modified by the numbers 1, 2 or 3 (3 being the highest) to show relative strength within the rating category. Bonds for which the security depends upon the completion of some act or upon the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. Bonds rated A are considered as upper medium grade obligations. Principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Standard & Poor's

AAA, AA and A - The AAA rating is the highest rating assigned to debt obligations and indicates an extremely strong capacity to pay principal and interest. Bonds rated AA are considered "high grade", are only slightly less marked than those of AAA ratings and have the second strongest capacity for payment of debt service. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat susceptible to adverse effects or changes in circumstances and economic conditions. Bonds rated AA or A may be modified with a plus (+) or a minus (-) sign to show relative strength within the rating category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. Although a provisional rating addresses credit quality subsequent to completion of the project, it makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

Fitch

AAA, AA and A - Bonds rated AAA are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue. Bonds rated A are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Note and Variable Rate Investment Ratings

Moody's - MIG-1 and MIG-2. Notes rated MIG-1 are judged to be of the best quality, enjoying strong protection from established cash flow of funds for their services or from established and broad-based access to the market for refinancing or both. Notes rated MIG-2 are judged to be of high quality with ample margins of protection, through not as large as MIG-1.

S&P - SP-1 and SP-2. SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+). SP-2 denotes a satisfactory capacity to pay principal and interest.

Fitch - F-1+, F-1 and F-2. Notes assigned F-1+ are regarded as having the strongest degree of assurance for timely payment. An F-1 rating reflects an assurance of timely payment only slightly less in degree than an F-1+ rating. Notes assigned F-2 have a satisfactory degree of assurance for timely payment, but margins of protection are not as great as for issues rated F-1+ and F-1. The symbol LOC may follow a note rating which indicates that a letter of credit issued by a commercial bank is attached to the note.

Corporate Commercial Paper Ratings

Moody's - Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Prime-1 indicates highest quality repayment capacity of rated issue.

S&P - Commercial Paper ratings are a current assessment of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issues rated A-1 have the greatest capacity for timely payment. Issues rated "A-1+" are those with an "overwhelming degree of credit protection."

Fitch - Commercial Paper ratings reflect current appraisal of the degree of assurance of timely payment. F-1+ issues are regarded as having the strongest degree of assurance for timely payment. An F-1 rating reflects an assurance of timely payment only slightly less in degree than an F-1+ rating. The symbol LOC may follow either category and indicates that a letter of credit issued by a commercial bank is attached to the commercial paper.




OTHER CONSIDERATIONS

The ratings of S&P, Moody's and Fitch represent their respective opinions of the quality of the securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon and rating may have different yields and securities of the same maturity and coupon with different ratings may have the same yield.

Among the factors considered by Moody's in assigning bond, note and commercial paper ratings are the following: (i) evaluation of the management of the issuer;
(ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Among the factors considered by S&P in assigning bond, note and commercial paper ratings are the following: (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer's industry, (iii) the issuer's relative strength and position within the industry and (iv) the reliability and quality of management.

ADDITIONAL INFORMATION

As used in this SAI and the Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.

With respect to the securities offered by the Funds, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. or by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's Internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Statements contained in this SAI and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

A copy of the Declaration of Trust establishing the Trust is on file in the office of the Secretary of the State of Delaware.


FINANCIAL STATEMENTS

The Annual Reports of the Predecessor Funds dated June 30, 2006 have been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference.

APPENDIX - LISTING OF SERVICE PROVIDERS
The following is a list of persons other than the Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Fund:

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP

LEGAL COUNSEL

Sullivan & Cromwell LLP

SERVICE PROVIDERS

Federated Services Company

Edgewood Services, Inc.

ReedSmith LLP

SECURITY PRICING SERVICES

ITG, Inc.

FT Interactive

Reuters, Inc.

RATINGS AGENCIES

Interactive Date Corp

Moody's Investor Service

Standard & Poor's






7